UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Government Income Fund

Semiannual report 11/30/18

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
25	Notes to financial statements
33	Continuation of investment advisory and subadvisory agreements
39	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/18 (%)

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Government bonds weakened during the period

Ongoing interest-rate increases by the U.S. Federal Reserve, together with the prospect of additional hikes in 2019, weighed on bond market performance.

The fund underperformed

The fund experienced a loss and finished behind its benchmark, the Bloomberg Barclays U.S. Government Bond Index.

Asset allocation detracted

The fund's overweight position in mortgage-backed securities hurt results and outweighed the benefit of favorable duration and yield curve positioning.

PORTFOLIO COMPOSITION AS OF 11/30/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the six months ended November 30, 2018?

Government bonds experienced slightly negative returns for the period, with a downturn in prices offsetting the contribution from income. The Bloomberg Barclays U.S. Government Bond Index, the fund's benchmark, declined 0.15%. The ongoing monetary policy tightening by the U.S. Federal Reserve (Fed) was the primary reason for the weak performance of the government bond market. The Fed raised rates by a quarter point in June and September, and raised them again just after period end in December. In addition, it continued to withdraw liquidity from the markets through the steady reduction of its balance sheet.

Bonds were not only pressured by current Fed policy, but also by expectations that the central bank would continue to raise rates for at least another year. This view was seemingly reinforced in October, when Fed Chairman Jerome Powell stated that interest rates were a long way from neutral (the level at which no further rate hikes would be necessary).

Despite these various developments, the reporting period closed on a positive note with a rally in November. Mounting evidence of a continued slowdown in overseas growth, together with the adverse impact of rising tariffs on U.S. business confidence, began to raise questions as to whether the Fed would need to be as aggressive as first thought. What's more, Chairman Powell seemed to reverse his earlier statement in late November by saying that rates were just below neutral—a possible indication that the Fed will indeed slow its pace of rate increases in 2019.

Even with this late rally, U.S. Treasury yields rose (as prices fell) over the full period. The yield on the 2-year note climbed from 2.40% on May 31, 2018, to 2.80% on November 30, while the 10-year yield rose from 2.83% to 3.01%. Mortgage-backed securities (MBS) lagged Treasuries, since their

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"Bonds were not only pressured by current Fed policy, but also by expectations that the central bank would continue to raise rates for at least another year."
slightly higher risk proved to be a negative attribute once the financial markets began to experience weakness in October and November.

What elements of the fund's positioning hurt and helped results?

Our asset allocation strategy, which had been a positive for performance in recent years, was a detractor in the past six months. We maintained the fund's overweight position in agency MBS on the belief that their higher yields would translate to a return advantage over time. In the most recent period, however, this approach cost the fund some performance due to the relative weakness in agency MBS in October and November. An allocation to agency commercial mortgage-backed securities (CMBS) detracted for the same reason. On the plus side, a position in collateralized mortgage obligations (CMOs) helped results. Many of the fund's holdings in CMOs offer floating rates, which translated to lower interest-rate sensitivity and, in turn, stronger investor demand.

QUALITY COMPOSITION AS OF 11/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"... given the growing likelihood that the Fed has moved closer to a neutral posture, we think government bonds can reassert their traditional role as a potential source of stability ..."

The fund had a 31.7% allocation to U.S. Treasuries at the close of the period, versus 96.5% for the index. Weightings in U.S. government agency and U.S. government agency CMOs stood at 36.7% and 24.2%, respectively. The fund also had modest allocations to asset-backed securities and commercial and residential CMOs, but these positions were small enough that they had a minimal impact on results.

The fund's duration and yield curve positioning were net positives for performance. We kept duration (interest-rate sensitivity) slightly below the benchmark for the majority of the period, which helped cushion the portfolio from the full effect of rising yields. The fund's duration stood at 5.69 years on November 30, 2018, compared with 5.90 years for the index. With regard to yield curve positioning, we structured the portfolio to benefit from a flattening of the curve in the 2- to 10-year range. (Flattening occurs when longer-term bonds outpace shorter-dated issues.) Given that longer-term bonds indeed outperformed in this portion of the curve, this aspect of our strategy added value. However, the fund lost some ground by having a flattening bias in the 10- to 30-year area.

What were some key aspects of your portfolio activity?

We maintained a steady positioning over the course of the period, with only small changes at the margin. The most notable move was a reduction of the fund's allocations to fixed-rate agency CMOs and agency MBS. We redeployed the bulk of the proceeds into callable agency bonds, and we also made a modest increase to the fund's position in U.S. Treasuries. These moves reflected our decision to decrease the fund's exposure to higher-yielding market segments in an effort to reduce risk.

How would you characterize overall market conditions at the end of the period?

Our general view is that although the Fed continues to raise interest rates, it's likely to move only one or two more times before it pauses. With global growth slowing and low inflation putting downward pressure on longer-term issues, we don't see a great deal of latitude for significant additional tightening. We therefore kept the fund's duration close to neutral, and we moderated the extent of its bias toward additional curve flattening.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

With regard to allocation, we retained a meaningful overweight position in MBS. Although the category could experience additional near-term volatility if investors continue to exhibit an aversion to risk, we believe MBS offer a compelling relative value. In addition, we think the widening of yield spreads that occurred in October and November indicates that investors' heightened uncertainty has already been largely priced into the market. We also see MBS as a way to earn higher yields without having to give up liquidity.

This has been a challenging year for the bond market due to the effect of the Fed's ongoing policy tightening. However, given the growing likelihood that the Fed has moved closer to a neutral posture, we think government bonds can reassert their traditional role as a potential source of stability, particularly at a time of elevated volatility for both stocks and the higher-risk segments of the fixed-income market.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-18	as of 11-30-18
Class A	-5.49	0.05	2.23	-4.36	0.24	24.69	2.20	2.15
Class B	-7.20	-0.31	2.01	-5.78	-1.52	22.04	1.50	1.50
Class C	-3.25	0.09	1.86	-1.74	0.45	20.29	1.51	1.50
Class I2,3	-1.43	0.96	2.70	-0.37	4.91	30.57	2.47	2.46
Class R6[2,3]	-1.21	0.95	2.70	-0.20	4.83	30.47	2.60	2.59
Index†	-0.92	1.38	2.25	-0.15	7.11	24.96	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2019. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Gross (%)	1.03	1.78	1.78	0.78	0.68
Net (%)	0.98	1.77	1.77	0.77	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-08	12,204	12,204	12,496
Class C4	11-30-08	12,029	12,029	12,496
Class I2,3	11-30-08	13,057	13,057	12,496
Class R6[2,3]	11-30-08	13,047	13,047	12,496

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK GOVERNMENT INCOME FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 996.40	$4.90	0.98%
	Hypothetical example	1,000.00	1,020.20	4.96	0.98%
Class B	Actual expenses/actual returns	1,000.00	991.40	8.84	1.77%
	Hypothetical example	1,000.00	1,016.20	8.95	1.77%
Class C	Actual expenses/actual returns	1,000.00	992.50	8.84	1.77%
	Hypothetical example	1,000.00	1,016.20	8.95	1.77%
Class I	Actual expenses/actual returns	1,000.00	996.30	3.95	0.79%
	Hypothetical example	1,000.00	1,021.10	4.00	0.79%
Class R6	Actual expenses/actual returns	1,000.00	998.00	3.36	0.67%
	Hypothetical example	1,000.00	1,021.70	3.40	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 68.4%				$164,942,424
(Cost $168,249,927)
U.S. Government 31.7%				76,327,672
U.S. Treasury
Bond	2.875	05-15-43	8,000,000	7,427,188
Bond	2.875	11-15-46	9,595,000	8,839,394
Bond	3.000	02-15-48	12,420,000	11,699,543
Bond	3.125	02-15-43	4,395,000	4,267,099
Note	2.250	02-15-27	2,450,000	2,322,045
Note	2.750	09-15-21	11,165,000	11,143,630
Note	2.750	07-31-23	8,500,000	8,465,469
Note (A)	2.875	09-30-23	16,000,000	16,018,745
Note	3.000	10-31-25	3,600,000	3,619,266
Note	3.125	11-15-28	2,500,000	2,525,293
U.S. Government Agency 36.7%				88,614,752
Federal Agricultural Mortgage Corp. Note (3 month LIBOR + 0.080%) (B)	2.478	01-03-22	3,000,000	2,994,956
Federal Farm Credit Banks Bond	3.370	12-05-22	2,500,000	2,497,518
Federal Home Loan Bank
Bond	3.000	08-19-20	1,000,000	1,000,028
Bond	3.170	10-29-21	2,500,000	2,500,683
Bond	3.250	11-16-21	3,600,000	3,600,814
Bond	3.250	05-23-23	4,465,000	4,465,000
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,149,243	1,103,902
30 Yr Pass Thru	3.500	12-01-44	3,722,695	3,672,235
30 Yr Pass Thru	3.500	02-01-47	1,791,795	1,765,268
30 Yr Pass Thru	4.000	12-01-40	859,684	872,546
30 Yr Pass Thru	4.000	01-01-41	927,938	941,821
30 Yr Pass Thru	4.000	01-01-41	1,033,055	1,048,510
30 Yr Pass Thru	4.000	11-01-43	1,387,681	1,412,344
30 Yr Pass Thru	4.000	06-01-47	1,872,850	1,896,773
Note	3.100	05-15-23	2,500,000	2,497,508
Note	3.350	09-28-23	2,500,000	2,500,083
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	1,590,626	1,578,510
15 Yr Pass Thru	3.500	03-01-26	1,777,260	1,790,724
15 Yr Pass Thru	3.500	07-01-26	1,034,825	1,042,869
30 Yr Pass Thru	3.500	07-01-43	2,159,122	2,134,579
30 Yr Pass Thru	3.500	03-01-44	1,050,049	1,039,754
30 Yr Pass Thru	3.500	01-01-45	5,061,122	4,994,892
30 Yr Pass Thru	3.500	04-01-45	4,859,430	4,788,247
30 Yr Pass Thru	4.000	09-01-40	2,514,744	2,552,171
30 Yr Pass Thru	4.000	12-01-40	1,683,152	1,708,203
12	JOHN HANCOCK GOVERNMENT INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	09-01-41	1,745,605	$1,773,767
30 Yr Pass Thru	4.000	10-01-41	1,800,095	1,829,698
30 Yr Pass Thru	4.000	01-01-42	831,953	845,635
30 Yr Pass Thru	4.000	07-01-42	2,114,847	2,148,966
30 Yr Pass Thru	4.000	11-01-42	4,196,960	4,262,046
30 Yr Pass Thru	4.000	11-01-43	3,560,765	3,620,436
30 Yr Pass Thru	4.000	12-01-43	2,076,933	2,105,896
30 Yr Pass Thru	4.500	08-01-40	1,717,953	1,786,067
30 Yr Pass Thru	4.500	06-01-41	2,972,269	3,089,186
30 Yr Pass Thru	4.500	07-01-41	2,602,949	2,705,338
30 Yr Pass Thru	4.500	11-01-41	573,469	596,564
30 Yr Pass Thru	4.500	02-01-42	2,704,931	2,807,951
30 Yr Pass Thru	4.500	04-01-48	2,418,087	2,498,847
30 Yr Pass Thru	5.000	04-01-35	208,552	220,710

30 Yr Pass Thru	5.000	09-01-40	795,153	840,598

30 Yr Pass Thru	5.000	04-01-41	1,019,881	1,083,109
Municipal bonds 0.5%				$1,122,754
(Cost $1,113,731)
Pennsylvania Higher Education Assistance Agency (3 month LIBOR + 0.130%) (B)	2.620	10-25-36	1,129,895	1,122,754
Collateralized mortgage obligations 26.8%				$64,665,981
(Cost $65,910,540)
Commercial and residential 2.6%				6,208,890
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1 (C)(D)	3.000	09-25-64	1,797,212	1,762,566
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR2, Class XA IO	1.812	08-15-45	3,930,476	194,052
Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-LC13, Class B (C)(D)	5.009	08-10-46	595,000	615,907
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	0.959	05-19-35	6,021,949	216,563
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.054	10-25-36	7,662,722	260,483
Series 2005-AR18, Class 2X IO	0.665	10-25-36	7,170,983	29,354
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C14, Class XA IO (C)	1.582	07-05-32	4,921,833	220,221
Seasoned Credit Risk Transfer Trust Series 2018-3, Class MA	3.500	08-25-57	1,907,009	1,886,062
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (C)(D)	2.800	03-18-28	1,040,000	1,023,682
U.S. Government Agency 24.2%				58,457,091
Federal Home Loan Mortgage Corp.
Series 237, Class F29 (1 month LIBOR + 0.250%) (B)	2.557	05-15-36	1,250,407	1,257,088
Series 246, Class F29 (1 month LIBOR + 0.250%) (B)	2.557	05-15-37	1,940,422	1,951,020
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 279, Class F6 (1 month LIBOR + 0.450%) (B)	2.757	09-15-42	1,741,294	$1,743,423
Series 3903, Class LF (1 month LIBOR + 0.550%) (B)	2.857	08-15-41	1,367,370	1,377,671
Series 4005, Class PF (1 month LIBOR + 0.500%) (B)	2.807	10-15-41	509,547	512,363
Series 4083, Class PB	3.500	09-15-41	5,796,149	5,808,461
Series 4125, Class FH (1 month LIBOR + 0.350%) (B)	2.657	11-15-42	819,647	821,168
Series 4191, Class FA (1 month LIBOR + 0.300%) (B)	2.607	03-15-43	1,276,319	1,274,415
Series 4215, Class NF (1 month LIBOR + 0.350%) (B)	2.657	06-15-43	2,480,537	2,484,062
Series 4236, Class DF (1 month LIBOR + 0.450%) (B)	2.757	08-15-43	633,351	634,100
Series 4459, Class CA	5.000	12-15-34	176,242	183,105
Series 4482, Class MA	2.000	04-15-31	912,586	894,177
Series K012, Class A2 (D)	4.186	12-25-20	2,603,000	2,650,117
Series K017, Class X1 IO	1.451	12-25-21	3,711,004	120,602
Series K018, Class X1 IO	1.496	01-25-22	3,519,664	117,022
Series K022, Class X1 IO	1.361	07-25-22	9,107,842	338,555
Series K026, Class X1 IO	1.123	11-25-22	4,353,275	140,115
Series K030, Class X1 IO	0.199	04-25-23	48,554,350	370,309
Series K038, Class X1 IO	1.318	03-25-24	6,959,777	349,668
Series K048, Class X1 IO	0.375	06-25-25	5,151,484	73,858
Series K049, Class A2	3.010	07-25-25	3,000,000	2,935,335
Series K050, Class X1 IO	0.330	08-25-25	73,300,466	1,437,195
Series K053, Class X1 IO	1.027	12-25-25	27,992,396	1,469,906
Series K054, Class X1 IO	1.315	01-25-26	21,843,321	1,509,151
Series K709, Class X1 IO	1.630	03-25-19	3,482,710	6,340
Series K710, Class X1 IO	1.865	05-25-19	3,222,207	12,618
Series K711, Class X1 IO	1.799	07-25-19	9,429,783	44,452
Series K715, Class X1 IO	1.256	01-25-21	36,962,478	718,761
Series K718, Class X1 IO	0.758	01-25-22	21,563,441	355,126
Series K720, Class X1 IO	0.648	08-25-22	64,877,730	1,022,940
Series K722, Class X1 IO	1.439	03-25-23	27,393,015	1,224,796
Series K725, Class A1	2.666	05-25-23	1,424,708	1,401,150
Series KSMC, Class A2	2.615	01-25-23	2,000,000	1,953,907
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	220,388	226,432
Series 2010-123, Class FL (1 month LIBOR + 0.430%) (B)	2.745	11-25-40	371,056	373,507
Series 2011-32, Class CK	3.500	09-25-28	114,280	114,235
Series 2012-120, Class AF (1 month LIBOR + 0.250%) (B)	2.565	02-25-32	1,005,594	1,000,163
Series 2013-35, Class QB	1.750	02-25-43	977,068	946,334
Series 2013-40, Class DG	2.000	06-25-37	982,329	956,503
Series 2014-28, Class BD	3.500	08-25-43	2,530,840	2,531,655
14	JOHN HANCOCK GOVERNMENT INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2014-44, Class DA	3.000	07-25-36	1,171,283	$1,157,087
Series 2014-49, Class C	3.000	08-25-44	1,082,080	1,068,762
Series 2015-M13, Class A2 (D)	2.802	06-25-25	1,500,000	1,441,184
Series 2016-40, Class MF (1 month LIBOR + 0.500%) (B)	2.815	07-25-46	904,178	907,909
Series 2018-M7, Class A1 (D)	3.150	03-25-28	1,969,088	1,947,586
Government National Mortgage Association
Series 2007-26, Class FB (1 month LIBOR + 0.250%) (B)	2.551	05-20-37	3,043,148	3,034,673
Series 2012-114, Class IO	0.786	01-16-53	1,845,004	92,612
Series 2013-30, Class A	1.500	05-16-42	488,699	460,104
Series 2015-7, Class IO	0.789	01-16-57	16,968,188	963,903
Series 2017-109, Class IO	0.611	04-16-57	2,714,640	149,531
Series 2017-124, Class IO	0.706	01-16-59	3,339,731	214,408
Series 2017-140, Class IO	0.610	02-16-59	1,962,457	117,795
Series 2017-20, Class IO	0.748	12-16-58	4,222,959	254,930
Series 2017-3, Class IO	0.908	09-16-58	3,953,252	292,441
Series 2017-41, Class IO	0.791	07-16-58	2,889,300	199,166
Series 2017-46, Class IO	0.620	11-16-57	3,123,022	182,835
Series 2017-54, Class IO	0.653	12-16-58	19,459,489	1,180,504
Series 2017-61, Class IO	0.768	05-16-59	1,931,651	142,470
Series 2017-74, Class IO	0.778	09-16-58	3,521,613	214,444
Series 2017-89, Class IO	0.766	07-16-59	3,561,051	257,319
Series 2018-114, Class IO	0.540	04-16-60	3,796,400	226,551
Series 2018-68, Class A	2.850	04-16-50	493,888	483,007

Series 2018-9, Class IO	0.558	01-16-60	2,235,411	126,065
Asset backed securities 2.8%				$6,847,165
(Cost $6,957,267)
Asset backed securities 2.8%				6,847,165
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (B)(C)	2.555	07-25-36	319,806	318,158
Higher Education Funding I Series 2005-1, Class A5 (3 month LIBOR + 0.160%) (B)	2.837	02-25-32	560,287	559,838
SBA Small Business Investment Companies Series 2017-10A, Class 1	2.845	03-10-27	2,833,700	2,771,388
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (B)	3.799	02-25-35	209,929	205,169
TAL Advantage V LLC Series 2014-1A, Class A (C)	3.510	02-22-39	204,750	201,913
Towd Point Mortgage Trust
Series 2017-1, Class A1 (C)(D)	2.750	10-25-56	148,170	144,987
Series 2017-2, Class A1 (C)(D)	2.750	04-25-57	116,196	113,830
Series 2017-3, Class A1 (C)(D)	2.750	07-25-57	1,512,754	1,471,909
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (B)(C)	2.915	02-25-57	1,062,321	$1,059,973

	Yield (%)	Shares	Value
Securities lending collateral 5.9%			$14,264,613
(Cost $14,264,875)
John Hancock Collateral Trust (E)	2.3749(F)	1,426,091	14,264,613

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.5%				$3,551,000
(Cost $3,550,899)
U.S. Government Agency 0.4%				896,000
Federal Agricultural Mortgage Corp. Discount Note	2.050	12-03-18	218,000	218,000
Federal Home Loan Bank Discount Note	2.050	12-03-18	678,000	678,000

	Par value^	Value
Repurchase agreement 1.1%		2,655,000
Barclays Tri-Party Repurchase Agreement dated 11-30-18 at 2.260% to be repurchased at $2,655,500 on 12-3-18, collateralized by $2,562,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $2,708,667 including interest)	2,655,000	2,655,000

Total investments (Cost $260,047,239) 105.9%	$255,393,937
Other assets and liabilities, net (5.9%)	(14,177,621)
Total net assets 100.0%	$241,216,316

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 11-30-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 11-30-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $260,857,888. Net unrealized depreciation aggregated to $5,463,951, of which $1,099,919 related to gross unrealized appreciation and $6,563,870 related to gross unrealized depreciation.
16	JOHN HANCOCK GOVERNMENT INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $245,782,364) including $13,970,559 of securities loaned	$241,129,324
Affiliated investments, at value (Cost $14,264,875)	14,264,613
Total investments, at value (Cost $260,047,239)	255,393,937
Cash	71,027
Interest receivable	1,149,369
Receivable for fund shares sold	235,015
Receivable for investments sold	2,058,815
Receivable for securities lending income	1,383
Receivable from affiliates	227
Other assets	58,291
Total assets	258,968,064
Liabilities
Distributions payable	35,651
Payable for investments purchased	2,975,538
Payable for fund shares repurchased	331,078
Payable upon return of securities loaned	14,264,875
Payable to affiliates
Accounting and legal services fees	13,838
Transfer agent fees	21,080
Distribution and service fees	5,822
Trustees' fees	684
Other liabilities and accrued expenses	103,182
Total liabilities	17,751,748
Net assets	$241,216,316
Net assets consist of
Paid-in capital	$264,642,790
Accumulated distributable earnings (accumulated loss)	(23,426,474)
Net assets	$241,216,316

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($210,594,668 ÷ 23,557,748 shares)[1]	$8.94
Class B ($1,101,667 ÷ 123,300 shares)[1]	$8.93
Class C ($7,101,829 ÷ 794,518 shares)[1]	$8.94
Class I ($3,664,913 ÷ 409,728 shares)	$8.94
Class R6 ($18,753,239 ÷ 2,096,398 shares)	$8.95
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.31

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Government Income Fund	17

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$3,696,801
Securities lending	12,000
Total investment income	3,708,801
Expenses
Investment management fees	659,119
Distribution and service fees	315,374
Accounting and legal services fees	23,949
Transfer agent fees	128,627
Trustees' fees	2,229
Custodian fees	27,659
State registration fees	42,180
Printing and postage	31,413
Professional fees	34,779
Other	8,523
Total expenses	1,273,852
Less expense reductions	(53,349)
Net expenses	1,220,503
Net investment income	2,488,298
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,305,526)
Affiliated investments	1,218
Futures contracts	(24,004)
(2,328,312)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(1,147,198)
Affiliated investments	(166)
Futures contracts	(2,619)
(1,149,983)
Net realized and unrealized loss	(3,478,295)
Decrease in net assets from operations	$(989,997)

18	JOHN HANCOCK Government Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$2,488,298	$4,597,675
Net realized loss	(2,328,312)	(2,815,927)
Change in net unrealized appreciation (depreciation)	(1,149,983)	(5,643,667)
Decrease in net assets resulting from operations	(989,997)	(3,861,919)
Distributions to shareholders
From net investment income and net realized gain
Class A	(2,571,060)	—
Class B	(10,426)	—
Class C	(61,670)	—
Class I	(51,169)	—
Class R6[1]	(265,049)	—
From net investment income
Class A	—	(5,206,431)
Class B	—	(28,360)
Class C	—	(159,843)
Class I	—	(305,650)
Class R6[1]	—	(322,175)
Total distributions	(2,959,374)	(6,022,459)
From fund share transactions	(11,303,630)	(23,135,339)
Total decrease	(15,253,001)	(33,019,717)
Net assets
Beginning of period	256,469,317	289,489,034
End of period[2]	$241,216,316	$256,469,317

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Net assets - End of period includes undistributed net investment income of $241,595 in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Government Income Fund	19

Financial highlights
CLASS A SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.64	$9.69	$9.78
Net investment income[2]	0.09	0.16	0.14	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.12)	(0.29)	(0.14)	0.04	0.04	(0.01)
Total from investment operations	(0.03)	(0.13)	—	0.19	0.19	0.15
Less distributions
From net investment income	(0.11)	(0.20)	(0.20)	(0.22)	(0.24)	(0.24)
Net asset value, end of period	$8.94	$9.08	$9.41	$9.61	$9.64	$9.69
Total return (%)[3,4]	(0.36) [5]	(1.35)	0.02	1.98	1.93	1.61
Ratios and supplemental data
Net assets, end of period (in millions)	$211	$222	$249	$282	$275	$276
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03 [6]	1.06	1.12	1.10	1.09	1.11
Expenses including reductions	0.98 [6]	0.98	0.98	0.98	0.98	0.98
Net investment income	2.00 [6]	1.69	1.49	1.61	1.53	1.63
Portfolio turnover (%)	40	103	63	60	77	57

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK Government Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.64	$9.69	$9.78
Net investment income[2]	0.05	0.08	0.07	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.13)	(0.28)	(0.14)	0.03	0.04	— [3]
Total from investment operations	(0.08)	(0.20)	(0.07)	0.11	0.11	0.08
Less distributions
From net investment income	(0.07)	(0.13)	(0.13)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$8.93	$9.08	$9.41	$9.61	$9.64	$9.69
Total return (%)[4,5]	(0.86) [6]	(2.12)	(0.76)	1.20	1.16	0.82
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$4	$5	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78 [7]	1.81	1.87	1.85	1.84	1.86
Expenses including reductions	1.77 [7]	1.77	1.77	1.75	1.74	1.77
Net investment income	1.20 [7]	0.87	0.70	0.84	0.77	0.81
Portfolio turnover (%)	40	103	63	60	77	57

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Government Income Fund	21

CLASS C SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.08	$9.41	$9.61	$9.65	$9.69	$9.78
Net investment income[2]	0.05	0.08	0.07	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.12)	(0.28)	(0.14)	0.02	0.04	— [3]
Total from investment operations	(0.07)	(0.20)	(0.07)	0.10	0.12	0.08
Less distributions
From net investment income	(0.07)	(0.13)	(0.13)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$8.94	$9.08	$9.41	$9.61	$9.65	$9.69
Total return (%)[4,5]	(0.75) [6]	(2.12)	(0.76)	1.09	1.26	0.82
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$8	$13	$18	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78 [7]	1.81	1.87	1.85	1.84	1.86
Expenses including reductions	1.77 [7]	1.77	1.77	1.75	1.74	1.77
Net investment income	1.21 [7]	0.88	0.70	0.84	0.77	0.81
Portfolio turnover (%)	40	103	63	60	77	57

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
22	JOHN HANCOCK Government Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17 [2]
Per share operating performance
Net asset value, beginning of period	$9.09	$9.42	$9.72
Net investment income[3]	0.10	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.13)	(0.27)	(0.26)
Total from investment operations	(0.03)	(0.11)	(0.14)
Less distributions
From net investment income	(0.12)	(0.22)	(0.16)
Net asset value, end of period	$8.94	$9.09	$9.42
Total return (%)[4]	(0.37) [5]	(1.13)	(1.46) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80 [6]	0.81	0.85 [6]
Expenses including reductions	0.79 [6]	0.77	0.75 [6]
Net investment income	2.19 [6]	1.71	1.73 [6]
Portfolio turnover (%)	40	103	63 [7]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class I shares is 9-9-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Government Income Fund	23

CLASS R6 SHARES Period ended	11-30-18 [1]	5-31-18 [2]
Per share operating performance
Net asset value, beginning of period	$9.09	$9.45
Net investment income[3]	0.10	0.15
Net realized and unrealized gain (loss) on investments	(0.12)	(0.33)
Total from investment operations	(0.02)	(0.18)
Less distributions
From net investment income	(0.12)	(0.18)
Net asset value, end of period	$8.95	$9.09
Total return (%)[4]	(0.20) [5]	(1.91) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68 [6]	0.71 [6]
Expenses including reductions	0.67 [6]	0.67 [6]
Net investment income	2.31 [6]	2.20 [6]
Portfolio turnover (%)	40	103 [7]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 8-30-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-17 to 5-31-18.
24	JOHN HANCOCK Government Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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As of November 30, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of November 30, 2018, the fund loaned securities valued at $13,970,559 and received $14,264,875 of cash collateral.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund

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may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,255.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $8,422,846 and a long-term capital loss carryforward of $6,941,340 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of

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capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2018, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with notional values ranging up to $2.0 million, as measured at each quarter end. There were no open futures contracts as of November 30, 2018.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Interest rate	($24,004)

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	($2,619)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% of average daily net assets (on an annualized basis) for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended November 30, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$51,993	Class I	$165
Class B	54	Class R6	815
Class C	322	Total	$53,349

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $47,053 for the six months ended November 30, 2018. Of this amount, $6,862 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $38,087 was paid as sales commissions to broker-dealers and $2,104 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through December 31, 2018.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2018, CDSCs received by the Distributor amounted to $7, $38 and $80 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended November 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$269,914	$119,698
Class B	6,594	731
Class C	38,866	4,310
Class I	—	2,623
Class R6	—	1,265
Total	$315,374	$128,627

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2018 and the year ended May 31, 2018 were as follows:

		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	924,396	$8,295,609	1,939,257	$17,940,806
Distributions reinvested	262,883	2,363,120	515,531	4,768,600
Repurchased	(2,070,237)	(18,593,864)	(4,503,545)	(41,662,808)
Net decrease	(882,958)	$(7,935,135)	(2,048,757)	$(18,953,402)
Class B shares
Sold	16	$156	218	$2,019
Distributions reinvested	1,077	9,677	2,669	24,696
Repurchased	(45,344)	(407,430)	(104,060)	(964,016)
Net decrease	(44,251)	$(397,597)	(101,173)	$(937,301)
Class C shares
Sold	68,437	$613,930	120,079	$1,112,355
Distributions reinvested	6,536	58,752	15,974	147,820
Repurchased	(209,612)	(1,881,063)	(608,596)	(5,608,811)
Net decrease	(134,639)	$(1,208,381)	(472,543)	$(4,348,636)
Class I shares
Sold	62,568	$565,706	672,059	$6,292,238
Distributions reinvested	5,665	50,944	32,140	300,204
Repurchased	(90,618)	(812,049)	(2,860,493)	(26,751,793)
Net decrease	(22,385)	$(195,399)	(2,156,294)	$(20,159,351)
Class R6 shares[1]
Sold	163,451	$1,470,712	2,700,328	$25,200,622
Distributions reinvested	29,466	265,049	35,049	321,385
Repurchased	(367,113)	(3,302,879)	(464,783)	(4,258,656)
Net increase (decrease)	(174,196)	$(1,567,118)	2,270,594	$21,263,351
Total net decrease	(1,258,429)	$(11,303,630)	(2,508,173)	$(23,135,339)

1 The inception date for Class R6 shares is 8-30-17.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $25,236,806 and $35,494,364, respectively, for the six months ended November 30, 2018. Purchases and sales of U.S. Treasury obligations aggregated $73,627,331 and $75,089,361, respectively, for the six months ended November 30, 2018.

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	195,716	6,292,845	(5,062,470)	1,426,091	—	—	($1,218)	($166)	$14,264,613
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Government Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       34

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one- and three-year periods and outperformed its peer group average for the five- and ten-year periods ended December 31, 2017.The Board took into account management's discussion of the fund's performance, including favorable performance relative to the peer group for the five- and ten-year periods. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       35

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       36

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       37

services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       38

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF691699	56SA 11/18 1/19

John Hancock

Investment Grade Bond Fund

Semiannual report 11/30/18

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4 and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
36	Financial highlights
43	Notes to financial statements
51	Continuation of investment advisory and subadvisory agreements
57	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/18 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Interest rates rose as the economy remained on solid footing

Both short- and long-term yields rose during the period, as the U.S. Federal Reserve continued its campaign to normalize monetary policy.

A flatter yield curve sparked investor jitters

Short-term rates rose more dramatically than longer-term raises, leading to concern over the possibility of an inverted yield curve—historically, a precursor of a recession.

The fund struggled

Against this backdrop, the fund posted a decline, but still outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 11/30/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

It's been a volatile stretch recently in the fixed-income markets. What were the main drivers of performance during the six months ended November 30, 2018?

There's been a palpable tension in the capital markets in recent months. On one hand, economic data in the United States continues to appear quite solid, with low unemployment, strong GDP growth, and stable inflation. On the other hand, however, investors are growing increasingly concerned that the decade-long bull market is finally running out of steam. Investors' concerns aren't without cause: The U.S. Federal Reserve (Fed) has continued to raise short-term interest rates as it seeks to normalize monetary policy.

Yields, meanwhile, have been fairly volatile; while the general trend is higher, the pace of rising rates has been slower on the longer end of the curve. The result is a very flat yield curve, to the point where many investors are worried that the curve could invert—one measure being when 3-month U.S. Treasuries offer higher yields than the 10-year Treasury bonds. At the end of November, that spread was only 64 basis points—a basis point being one one hundredth of a percent—and any material increase in short-term rates could shrink that gap even further.

An inverted yield curve has historically been a reliable harbinger of a recession, although there are reasons to be more skeptical of the accuracy of the signals the curve is currently sending. Both in the United States and abroad, we're still working our way out of an unprecedented period of monetary

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"Yields around the world are still quite low by historical standards in the wake of quantitative easing ..."
intervention by central banks. Yields around the world are still quite low by historical standards in the wake of quantitative easing; investors' demand for income has certainly been adding to the downward pressures on longer-dated debt and that's likely distorting whatever signals the shape of the yield curve might be sending about the health of the economy.

Given those concerns, what might the Fed's next move be?

We believe the Fed may be reluctant to raise rates in March, and that the potential increases in 2019 will be much less of a given than those of the past year. Core inflation has recently been right around 2%, which is the Fed's target level, and unless it picks up meaningfully, we think we're fairly close to a neutral level for the federal funds rate. Two more moves seem plausible in 2019.

QUALITY COMPOSITION AS OF 11/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"We're more than nine years into the economic expansion cycle, and it wouldn't surprise us if investors become increasingly prone to selling out of riskier assets in the face of any negative headlines."

What decisions helped the fund's relative results?

Securitized debt held up relatively well. The fund had an overweight exposure versus the benchmark to asset-backed securities, including those backed by auto loans and credit card receivables. With both the economy and labor market as strong as they are, the consumer has been one of the reliably bright spots in the macroeconomic picture. Delinquencies and defaults on consumer debt have been low and asset-backed securities tied to consumer debt fared relatively well. The fund's overweight exposure in this area contributed positively to relative results.

What detracted from fund performance?

While both interest-rate- and credit-sensitive segments of the market sold off, credit markets were hit harder. This was particularly the case in October and November, when investors looked to reduce risk. As a result, the fund's exposure to corporate bonds weighed on results relative to the benchmark index. The fund had a fairly sizable overweight in both segments versus the index.

The fund's overweight in corporate debt was funded in large part by a corresponding underweight in U.S. Treasuries. Although Treasuries also declined during the period, those losses were generally smaller than the declines in the corporate bond market. Because of that, the fund's limited exposure to Treasuries also detracted from its relative results versus the benchmark.

How are you positioning the fund heading into 2019?

We're taking a fairly conservative stance in general as we head into the new year. Despite encouraging signs from the domestic economy, we don't believe now is the time to make big bets on either interest rates or credit. To that end, we anticipate continuing to take a more neutral stance with respect to the fund's duration; however, sector weighting and individual security selection remain our primary strategic emphasis. While our goal is to offer investors a well-diversified

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

portfolio, in general we prefer credit-driven holdings over interest-rate-sensitive securities, given the higher yields offered, the current strength of underlying fundamentals, and the upward pressures on interest rates.

With regard to credit, we continue to focus on higher-quality securities within corporate debt. We've also become more focused on shorter maturity debt; the small additional yield for longer-dated corporate bonds doesn't adequately compensate investors for the risk of rising rates, in our view.

As we've said before, however, the reality for investors is that for the foreseeable future we're likely to remain in an environment of coupon-driven returns. Rising valuations aren't likely to be the main driver of returns over the near term. We're more than nine years into the economic expansion cycle, and it wouldn't surprise us if investors become increasingly prone to selling out of riskier assets in the face of any negative headlines. Although more frequent bouts of volatility seem likely, we believe the fund is well positioned for such an environment, and that investors' best defense against market turbulence remains a well-diversified portfolio and a focus on the long term.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-18	as of 11-30-18
Class A	-5.32	1.21	5.01	-4.22	6.22	63.01	2.85	2.79
Class B	-6.95	0.93	4.81	-5.65	4.71	59.90	2.22	2.16
Class C	-3.11	1.29	4.65	-1.72	6.61	57.52	2.23	2.17
Class I2	-1.28	2.31	5.75	-0.25	12.11	74.86	3.20	3.14
Class R2[2,3]	-1.56	2.00	5.41	-0.33	10.43	69.35	2.84	2.78
Class R4[2,3]	-1.41	2.16	5.49	-0.31	11.29	70.67	3.06	2.90
Class R6[2,3]	-1.17	2.32	5.57	-0.19	12.18	72.03	3.33	3.26
Index†	-1.34	2.03	3.67	-0.30	10.58	43.36	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.85	1.60	1.60	0.60	1.00	0.85	0.50
Net (%)	0.78	1.53	1.53	0.53	0.93	0.68	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-08	15,990	15,990	14,336
Class C4	11-30-08	15,752	15,752	14,336
Class I2	11-30-08	17,486	17,486	14,336
Class R2[2,3]	11-30-08	16,935	16,935	14,336
Class R4[2,3]	11-30-08	17,067	17,067	14,336
Class R6[2,3]	11-30-08	17,203	17,203	14,336

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 997.40	$3.91	0.78%
	Hypothetical example	1,000.00	1,021.20	3.95	0.78%
Class B	Actual expenses/actual returns	1,000.00	992.70	7.64	1.53%
	Hypothetical example	1,000.00	1,017.40	7.74	1.53%
Class C	Actual expenses/actual returns	1,000.00	992.70	7.64	1.53%
	Hypothetical example	1,000.00	1,017.40	7.74	1.53%
Class I	Actual expenses/actual returns	1,000.00	997.50	2.75	0.55%
	Hypothetical example	1,000.00	1,022.30	2.79	0.55%
Class R2	Actual expenses/actual returns	1,000.00	996.70	4.66	0.93%
	Hypothetical example	1,000.00	1,020.40	4.71	0.93%
Class R4	Actual expenses/actual returns	1,000.00	996.90	3.40	0.68%
	Hypothetical example	1,000.00	1,021.70	3.45	0.68%
Class R6	Actual expenses/actual returns	1,000.00	998.10	2.15	0.43%
	Hypothetical example	1,000.00	1,022.90	2.18	0.43%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 38.0%				$309,325,578
(Cost $320,087,227)
U.S. Government 15.3%				124,649,857
U.S. Treasury
Bond	2.750	11-15-42	34,345,000	31,224,435
Bond	3.000	02-15-47	21,772,000	20,556,680
Bond	3.000	08-15-48	37,032,000	34,886,748
Note	3.125	11-15-28	34,848,000	35,200,473
Treasury Inflation Protected Security	0.375	07-15-25	2,890,009	2,781,521
U.S. Government Agency 22.7%				184,675,721
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	533,856	513,127
30 Yr Pass Thru	3.000	03-01-43	4,562,779	4,382,763
30 Yr Pass Thru	3.000	04-01-43	762,253	732,180
30 Yr Pass Thru	3.000	12-01-45	1,884,631	1,802,621
30 Yr Pass Thru	3.000	10-01-46	2,301,855	2,200,969
30 Yr Pass Thru	3.000	10-01-46	1,607,071	1,535,130
30 Yr Pass Thru	3.000	12-01-46	5,878,187	5,615,964
30 Yr Pass Thru	3.000	12-01-46	1,348,843	1,288,883
30 Yr Pass Thru	3.000	04-01-47	926,384	884,624
30 Yr Pass Thru	3.500	02-01-42	1,541,872	1,526,996
30 Yr Pass Thru	3.500	04-01-44	787,490	779,277
30 Yr Pass Thru	3.500	07-01-46	4,112,618	4,053,017
30 Yr Pass Thru	3.500	10-01-46	2,263,611	2,227,977
30 Yr Pass Thru	3.500	11-01-46	2,222,131	2,185,414
30 Yr Pass Thru	3.500	12-01-46	1,331,891	1,312,381
30 Yr Pass Thru	3.500	01-01-47	8,153,225	8,032,519
30 Yr Pass Thru	3.500	02-01-47	2,452,615	2,417,071
30 Yr Pass Thru	3.500	04-01-47	1,426,758	1,405,635
30 Yr Pass Thru	3.500	11-01-47	3,738,580	3,678,558
30 Yr Pass Thru	4.000	11-01-43	303,555	308,950
30 Yr Pass Thru	4.000	02-01-44	138,669	140,614
30 Yr Pass Thru	4.000	07-01-45	4,501,416	4,565,948
30 Yr Pass Thru	4.000	03-01-48	3,070,665	3,102,212
30 Yr Pass Thru	4.000	08-01-48	1,589,833	1,602,937
30 Yr Pass Thru	4.500	02-01-41	711,258	739,875
30 Yr Pass Thru	4.500	03-01-47	2,687,109	2,777,589
30 Yr Pass Thru	5.000	03-01-41	367,294	388,199
30 Yr Pass Thru	5.500	06-01-38	516,189	558,159
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	287,617	285,381
15 Yr Pass Thru	3.500	02-01-26	55,088	55,506
15 Yr Pass Thru	3.500	03-01-26	348,169	350,806
15 Yr Pass Thru	3.500	07-01-26	780,177	786,241
15 Yr Pass Thru	4.000	12-01-24	385,150	392,317
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	12-01-42	1,301,141	$1,250,467
30 Yr Pass Thru	3.000	04-01-43	4,314,853	4,145,461
30 Yr Pass Thru	3.000	08-01-46	2,195,786	2,097,919
30 Yr Pass Thru	3.000	10-01-46	2,588,538	2,475,592
30 Yr Pass Thru	3.000	01-01-47	2,592,356	2,475,598
30 Yr Pass Thru	3.000	02-01-47	1,374,195	1,313,805
30 Yr Pass Thru	3.000	10-01-47	3,091,016	2,952,283
30 Yr Pass Thru	3.500	01-01-42	1,643,076	1,625,939
30 Yr Pass Thru	3.500	06-01-42	2,266,660	2,244,436
30 Yr Pass Thru	3.500	07-01-42	3,714,196	3,677,780
30 Yr Pass Thru	3.500	01-01-43	680,209	672,902
30 Yr Pass Thru	3.500	04-01-43	508,462	503,000
30 Yr Pass Thru	3.500	06-01-43	2,368,577	2,343,133
30 Yr Pass Thru	3.500	07-01-43	384,129	380,003
30 Yr Pass Thru	3.500	03-01-44	3,647,540	3,611,777
30 Yr Pass Thru	3.500	10-01-44	4,741,591	4,674,357
30 Yr Pass Thru	3.500	04-01-45	987,436	972,972
30 Yr Pass Thru	3.500	04-01-45	2,442,867	2,407,082
30 Yr Pass Thru	3.500	07-01-46	4,226,882	4,159,021
30 Yr Pass Thru	3.500	07-01-46	1,635,200	1,608,947
30 Yr Pass Thru	3.500	07-01-47	5,188,664	5,111,847
30 Yr Pass Thru	3.500	11-01-47	4,869,238	4,788,782
30 Yr Pass Thru	3.500	11-01-47	2,530,578	2,485,205
30 Yr Pass Thru	4.000	09-01-40	773,284	784,793
30 Yr Pass Thru	4.000	01-01-41	611,567	621,434
30 Yr Pass Thru	4.000	09-01-41	1,021,743	1,037,588
30 Yr Pass Thru	4.000	09-01-41	2,935,827	2,986,860
30 Yr Pass Thru	4.000	10-01-41	43,922	44,645
30 Yr Pass Thru	4.000	11-01-41	1,659,767	1,686,025
30 Yr Pass Thru	4.000	01-01-42	408,128	414,840
30 Yr Pass Thru	4.000	01-01-42	590,612	599,956
30 Yr Pass Thru	4.000	03-01-42	2,773,541	2,817,419
30 Yr Pass Thru	4.000	05-01-43	2,806,510	2,850,910
30 Yr Pass Thru	4.000	09-01-43	2,140,657	2,179,874
30 Yr Pass Thru	4.000	10-01-43	1,883,589	1,913,977
30 Yr Pass Thru	4.000	12-01-43	2,799,371	2,838,409
30 Yr Pass Thru	4.000	01-01-44	432,243	439,487
30 Yr Pass Thru	4.000	02-01-46	2,020,286	2,038,358
30 Yr Pass Thru	4.000	06-01-46	1,416,336	1,429,006
30 Yr Pass Thru	4.000	07-01-46	3,760,271	3,792,733
30 Yr Pass Thru	4.000	03-01-47	5,370,377	5,417,577
30 Yr Pass Thru	4.000	05-01-47	3,404,736	3,434,661
30 Yr Pass Thru	4.000	12-01-47	1,357,966	1,372,660
30 Yr Pass Thru	4.000	04-01-48	4,694,843	4,742,709
30 Yr Pass Thru	4.500	08-01-40	1,340,285	1,393,426
30 Yr Pass Thru	4.500	08-01-40	633,418	658,928
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	12-01-40	397,528	$413,786
30 Yr Pass Thru	4.500	05-01-41	520,463	541,424
30 Yr Pass Thru	4.500	05-01-41	691,794	719,223
30 Yr Pass Thru	4.500	06-01-41	819,936	852,189
30 Yr Pass Thru	4.500	07-01-41	442,501	459,908
30 Yr Pass Thru	4.500	11-01-41	143,061	148,823
30 Yr Pass Thru	4.500	12-01-41	2,629,700	2,729,855
30 Yr Pass Thru	4.500	05-01-42	1,127,439	1,172,845
30 Yr Pass Thru	4.500	04-01-48	2,126,258	2,197,272
30 Yr Pass Thru	4.500	07-01-48	7,859,916	8,088,037
30 Yr Pass Thru	5.000	04-01-35	78,085	82,637
30 Yr Pass Thru	5.000	09-01-40	615,830	651,026
30 Yr Pass Thru	5.000	04-01-41	160,268	170,204
30 Yr Pass Thru	5.500	02-01-36	74,470	80,432

30 Yr Pass Thru	6.500	01-01-39	235,018	263,637
Foreign government obligations 0.1%				$795,809
(Cost $785,000)
Qatar 0.1%				795,809
Government of Qatar Bond (A)	5.103	04-23-48	785,000	795,809

Corporate bonds 31.5%				$255,911,334
(Cost $264,545,726)
Communication services 2.3%				18,494,022
Diversified telecommunication services 0.6%
Sprint Spectrum Company LLC (A)	3.360	03-20-23	487,500	482,016
Verizon Communications, Inc.	4.400	11-01-34	900,000	853,866
Verizon Communications, Inc.	4.672	03-15-55	748,000	672,914
Verizon Communications, Inc.	4.862	08-21-46	2,165,000	2,065,692
Verizon Communications, Inc.	5.012	08-21-54	679,000	641,847
Entertainment 0.3%
Activision Blizzard, Inc.	3.400	09-15-26	856,000	794,377
Electronic Arts, Inc.	4.800	03-01-26	1,436,000	1,483,212
Media 1.2%
CBS Corp.	3.375	03-01-22	403,000	398,074
CBS Corp.	3.700	08-15-24	640,000	617,848
Charter Communications Operating LLC	4.200	03-15-28	1,650,000	1,535,811
Charter Communications Operating LLC	5.750	04-01-48	1,530,000	1,426,234
Charter Communications Operating LLC	6.484	10-23-45	1,650,000	1,650,855
Myriad International Holdings BV (A)	4.850	07-06-27	295,000	279,444
Myriad International Holdings BV (A)	5.500	07-21-25	995,000	992,248
The Interpublic Group of Companies, Inc.	3.500	10-01-20	853,000	850,995
Viacom, Inc.	4.375	03-15-43	510,000	413,785
Viacom, Inc.	5.850	09-01-43	786,000	780,066
Warner Media LLC	3.800	02-15-27	862,000	803,289
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services 0.2%
CC Holdings GS V LLC	3.849	04-15-23	1,065,000	$1,046,940
Oztel Holdings SPC, Ltd. (A)	6.625	04-24-28	740,000	704,509
Consumer discretionary 3.5%				28,182,915
Auto components 0.1%
Lear Corp.	5.250	01-15-25	756,000	774,005
Automobiles 2.0%
BMW US Capital LLC (A)	2.150	04-06-20	1,195,000	1,178,048
BMW US Capital LLC (A)	3.250	08-14-20	1,523,000	1,519,779
Daimler Finance North America LLC (A)	2.200	05-05-20	665,000	653,317
Daimler Finance North America LLC (A)	3.100	05-04-20	1,442,000	1,432,521
Daimler Finance North America LLC (A)	3.750	11-05-21	1,355,000	1,348,888
Ford Motor Company	4.750	01-15-43	574,000	433,466
Ford Motor Credit Company LLC	3.336	03-18-21	800,000	772,949
Ford Motor Credit Company LLC	3.813	10-12-21	1,855,000	1,797,717
Ford Motor Credit Company LLC	5.875	08-02-21	1,966,000	2,003,056
General Motors Company	4.875	10-02-23	1,350,000	1,351,248
General Motors Financial Company, Inc.	3.550	04-09-21	940,000	923,193
General Motors Financial Company, Inc.	4.000	01-15-25	1,258,000	1,181,740
General Motors Financial Company, Inc.	4.300	07-13-25	1,036,000	974,935
Nissan Motor Acceptance Corp. (A)	3.650	09-21-21	625,000	618,999
Hotels, restaurants and leisure 0.1%
GLP Capital LP	5.375	04-15-26	839,000	837,800
Internet and direct marketing retail 1.1%
Amazon.com, Inc.	3.150	08-22-27	1,845,000	1,752,814
Amazon.com, Inc.	4.050	08-22-47	1,035,000	974,110
Expedia Group, Inc.	3.800	02-15-28	1,780,000	1,618,166
Expedia Group, Inc.	5.000	02-15-26	1,830,000	1,836,423
QVC, Inc.	4.375	03-15-23	970,000	941,819
QVC, Inc.	5.125	07-02-22	735,000	744,609
QVC, Inc.	5.450	08-15-34	700,000	622,746
Multiline retail 0.2%
Dollar Tree, Inc.	4.200	05-15-28	2,027,000	1,890,567
Consumer staples 0.6%				5,155,151
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	895,000	803,833
Constellation Brands, Inc.	3.200	02-15-23	930,000	899,153
Keurig Dr. Pepper, Inc. (A)	3.551	05-25-21	1,558,000	1,543,876
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (A)	2.700	07-26-22	730,000	699,576
Food products 0.1%
Conagra Brands, Inc.	3.800	10-22-21	613,000	611,710
Kraft Heinz Foods Company (A)	4.875	02-15-25	595,000	597,003
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Energy 2.7%				$21,792,514
Oil, gas and consumable fuels 2.7%
Andeavor Logistics LP	4.250	12-01-27	483,000	450,858
Andeavor Logistics LP	5.250	01-15-25	555,000	563,602
Andeavor Logistics LP	6.375	05-01-24	850,000	889,313
Cimarex Energy Company	4.375	06-01-24	640,000	625,332
Colorado Interstate Gas Company LLC (A)	4.150	08-15-26	521,000	496,617
Columbia Pipeline Group, Inc.	4.500	06-01-25	629,000	633,938
Continental Resources, Inc.	5.000	09-15-22	1,904,000	1,904,223
Enbridge Energy Partners LP	4.375	10-15-20	1,270,000	1,281,056
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	931,000	827,453
Energy Transfer Operating LP	4.200	04-15-27	323,000	297,925
Energy Transfer Operating LP	5.150	03-15-45	980,000	842,481
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,629,000	1,387,297
Kinder Morgan Energy Partners LP	7.750	03-15-32	585,000	690,479
MPLX LP	4.000	03-15-28	965,000	893,863
MPLX LP	4.800	02-15-29	515,000	506,775
ONEOK Partners LP	5.000	09-15-23	655,000	668,425
Petroleos Mexicanos	4.875	01-24-22	980,000	948,640
Petroleos Mexicanos	5.375	03-13-22	205,000	200,675
Sabine Pass Liquefaction LLC	4.200	03-15-28	849,000	798,123
Sabine Pass Liquefaction LLC	5.000	03-15-27	877,000	874,743
Sabine Pass Liquefaction LLC	5.750	05-15-24	1,345,000	1,416,652
Sabine Pass Liquefaction LLC	5.875	06-30-26	448,000	471,779
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,355,000	1,234,908
Sunoco Logistics Partners Operations LP	4.400	04-01-21	1,170,000	1,177,597
Sunoco Logistics Partners Operations LP	5.400	10-01-47	758,000	673,918
The Williams Companies, Inc.	3.750	06-15-27	1,120,000	1,035,842
Financials 12.0%				97,625,720
Banks 8.4%
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,285,000	1,256,234
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (A)(B)(C)	6.750	06-15-26	665,000	663,338
Banco Santander SA	4.379	04-12-28	800,000	737,824
Bank of America Corp.	3.950	04-21-25	1,300,000	1,256,392
Bank of America Corp.	4.200	08-26-24	470,000	463,993
Bank of America Corp.	4.250	10-22-26	466,000	451,554
Bank of America Corp.	4.450	03-03-26	1,560,000	1,532,317
Banque Federative du Credit Mutuel SA (A)	2.200	07-20-20	1,275,000	1,247,447
Barclays Bank PLC	2.650	01-11-21	2,195,000	2,136,252
Barclays Bank PLC (A)	10.179	06-12-21	905,000	1,022,046
Barclays PLC	4.375	01-12-26	775,000	733,226
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)	7.000	08-16-28	810,000	780,605
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
BPCE SA (A)	4.500	03-15-25	1,015,000	$974,657
BPCE SA (A)	5.700	10-22-23	1,125,000	1,157,356
Branch Banking & Trust Company	2.100	01-15-20	1,750,000	1,728,272
Canadian Imperial Bank of Commerce	2.700	02-02-21	2,365,000	2,323,709
Citigroup, Inc.	2.350	08-02-21	1,485,000	1,432,245
Citigroup, Inc.	4.600	03-09-26	1,748,000	1,718,382
Citigroup, Inc.	5.500	09-13-25	535,000	557,363
Citizens Bank NA	2.200	05-26-20	1,160,000	1,137,577
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (A)(B)	11.000	06-30-19	969,000	1,007,760
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (B)	6.875	06-01-21	990,000	1,013,513
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	1,570,000	1,548,123
ING Bank NV (A)	5.800	09-25-23	1,060,000	1,101,011
JPMorgan Chase & Co.	2.400	06-07-21	1,775,000	1,724,278
JPMorgan Chase & Co.	3.200	06-15-26	1,225,000	1,140,231
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%)	3.514	06-18-22	2,250,000	2,241,454
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	1,590,000	1,681,823
Lloyds Banking Group PLC	4.450	05-08-25	2,360,000	2,314,233
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (B)(C)	5.125	11-01-26	865,000	846,619
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (D)	2.961	12-01-21	735,000	729,607
PNC Bank NA	2.450	07-28-22	1,570,000	1,504,289
PNC Bank NA	2.500	01-22-21	1,950,000	1,910,417
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%)	3.374	08-13-21	1,569,000	1,558,073
Regions Financial Corp.	2.750	08-14-22	1,525,000	1,463,317
Santander Holdings USA, Inc.	3.400	01-18-23	805,000	762,743
Santander Holdings USA, Inc.	3.700	03-28-22	1,400,000	1,367,088
Santander Holdings USA, Inc.	4.450	12-03-21	999,000	1,000,835
Santander UK Group Holdings PLC (A)	4.750	09-15-25	790,000	740,841
SunTrust Bank	2.450	08-01-22	1,250,000	1,199,030
SunTrust Bank (2.590% to 1-29-20, then 3 month LIBOR + 0.298%)	2.590	01-29-21	1,625,000	1,607,099
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (B)	4.850	06-01-23	875,000	838,976
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (B)	6.750	08-01-21	1,681,000	1,760,848
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,405,000	1,330,686
US Bank NA	2.000	01-24-20	1,185,000	1,169,650
Wells Fargo & Company (3 month LIBOR + 3.770%) (B)(D)	6.104	03-15-19	1,015,000	1,019,568
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	2,355,000	$2,398,615
Wells Fargo Bank N.A.	2.400	01-15-20	2,420,000	2,399,690
Wells Fargo Bank N.A.	3.550	08-14-23	1,820,000	1,788,785
Wells Fargo Bank N.A. (3.325% to 7-23-20, then 3 month LIBOR + 0.490%)	3.325	07-23-21	2,345,000	2,332,692
Westpac Banking Corp.	2.150	03-06-20	1,964,000	1,936,862
Capital markets 1.4%
Ares Capital Corp.	3.625	01-19-22	890,000	869,282
FS Investment Corp.	4.000	07-15-19	935,000	934,775
FS Investment Corp.	4.250	01-15-20	704,000	704,157
Macquarie Bank, Ltd. (A)(C)	4.875	06-10-25	1,250,000	1,231,348
Morgan Stanley	3.875	01-27-26	895,000	862,861
Morgan Stanley	5.500	01-26-20	1,175,000	1,202,162
Stifel Financial Corp.	4.250	07-18-24	685,000	682,635
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,855,000	1,745,668
UBS AG (A)	2.450	12-01-20	1,600,000	1,564,286
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (A)	2.859	08-15-23	1,525,000	1,456,863
Consumer finance 0.7%
American Express Company	2.500	08-01-22	1,410,000	1,345,167
Capital One Financial Corp.	3.450	04-30-21	1,462,000	1,451,332
Capital One Financial Corp.	3.500	06-15-23	740,000	719,633
Discover Financial Services	3.950	11-06-24	1,323,000	1,291,406
Discover Financial Services	4.100	02-09-27	385,000	357,951
Discover Financial Services	5.200	04-27-22	215,000	221,083
Diversified financial services 0.4%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (A)	6.125	11-30-21	108,974	111,317
Jefferies Financial Group, Inc.	5.500	10-18-23	955,000	979,932
Jefferies Group LLC	4.150	01-23-30	1,130,000	980,041
Jefferies Group LLC	4.850	01-15-27	1,136,000	1,082,009
Insurance 1.1%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	925,000	932,678
AXA SA	8.600	12-15-30	515,000	647,613
Brighthouse Financial, Inc.	3.700	06-22-27	1,620,000	1,379,770
Lincoln National Corp.	4.000	09-01-23	360,000	362,406
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-66	770,000	777,700
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (A)	9.250	04-08-68	585,000	759,038
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (A)	5.100	10-16-44	800,000	802,000
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	2,290,000	$2,345,830
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	1,145,000	1,075,232
Health care 1.4%				11,435,397
Biotechnology 0.2%
Celgene Corp.	2.875	02-19-21	815,000	800,048
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,442,000	1,298,221
Health care providers and services 1.1%
AmerisourceBergen Corp.	3.450	12-15-27	1,525,000	1,403,731
CVS Health Corp.	3.350	03-09-21	2,175,000	2,154,597
CVS Health Corp.	5.050	03-25-48	2,040,000	1,976,104
Express Scripts Holding Company	2.600	11-30-20	1,785,000	1,748,606
Universal Health Services, Inc. (A)	4.750	08-01-22	585,000	590,119
Universal Health Services, Inc. (A)	5.000	06-01-26	832,000	820,560
Pharmaceuticals 0.1%
Bayer US Finance II LLC (A)	3.500	06-25-21	650,000	643,411
Industrials 4.2%				34,162,498
Aerospace and defense 0.4%
Huntington Ingalls Industries, Inc. (A)	5.000	11-15-25	1,465,000	1,498,695
Textron, Inc.	7.250	10-01-19	225,000	232,320
United Technologies Corp.	3.350	08-16-21	1,270,000	1,266,384
Air freight and logistics 0.1%
CH Robinson Worldwide, Inc.	4.200	04-15-28	1,110,000	1,088,396
Airlines 2.6%
Air Canada 2013-1 Class A Pass Through Trust (A)	4.125	11-15-26	666,337	661,740
Air Canada 2017-1 Class B Pass Through Trust (A)	3.700	07-15-27	1,000,000	961,700
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	416,125	412,047
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	1,141,541	1,161,404
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	1,473,989	1,394,541
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	741,969	721,714
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	1,173,850	1,158,942
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	1,175,689	1,136,068
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	508,063	496,174
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	785,188	760,768
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	457,281	435,835
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
British Airways 2013-1 Class A Pass Through Trust (A)	4.625	06-20-24	1,033,908	$1,057,170
British Airways 2013-1 Class B Pass Through Trust (A)	5.625	12-20-21	131,850	133,590
British Airways 2018-1 Class A Pass Through Trust (A)	4.125	03-20-33	469,965	463,338
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	73,506	73,719
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	536,839	560,514
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	788,403	830,898
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	410,634	412,769
Delta Air Lines, Inc.	3.625	03-15-22	1,450,000	1,421,298
Delta Air Lines, Inc.	4.375	04-19-28	1,115,000	1,064,637
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	225,681	232,542
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,238,206	1,217,280
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	657,518	658,439
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	923,556	873,499
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,396,520	1,333,676
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	310,000	307,489
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	546,755	580,818
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	410,045	435,263
Building products 0.1%
Owens Corning	4.200	12-15-22	490,000	485,924
Industrial conglomerates 0.0%
General Electric Company (3 month LIBOR + 0.480%) (D)	3.096	08-15-36	660,000	433,422
Professional services 0.4%
Equifax, Inc.	7.000	07-01-37	225,000	250,007
IHS Markit, Ltd. (A)	4.000	03-01-26	895,000	839,555
IHS Markit, Ltd. (A)	4.750	02-15-25	410,000	407,151
IHS Markit, Ltd.	4.750	08-01-28	975,000	950,966
Verisk Analytics, Inc.	4.000	06-15-25	934,000	923,514
Trading companies and distributors 0.6%
AerCap Ireland Capital DAC	4.625	10-30-20	1,060,000	1,066,141
AerCap Ireland Capital DAC	5.000	10-01-21	1,160,000	1,183,749
Aircastle, Ltd.	4.400	09-25-23	547,000	539,816
Ashtead Capital, Inc. (A)	5.250	08-01-26	1,335,000	1,308,300
International Lease Finance Corp.	5.875	04-01-19	725,000	730,286
Information technology 2.5%				20,359,836
Communications equipment 0.4%
Motorola Solutions, Inc.	4.600	02-23-28	1,563,000	1,505,884
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,490,000	1,460,948
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components 0.3%
Tech Data Corp.	4.950	02-15-27	1,771,000	$1,669,527
Trimble, Inc.	4.900	06-15-28	860,000	846,909
IT services 0.1%
DXC Technology Company	2.875	03-27-20	1,045,000	1,035,704
Semiconductors and semiconductor equipment 0.6%
Broadcom Corp.	2.375	01-15-20	1,465,000	1,445,708
Marvell Technology Group, Ltd.	4.875	06-22-28	1,235,000	1,198,141
Microchip Technology, Inc. (A)	3.922	06-01-21	795,000	783,938
Microchip Technology, Inc. (A)	4.333	06-01-23	1,829,000	1,780,492
Software 0.4%
Citrix Systems, Inc.	4.500	12-01-27	1,103,000	1,035,880
Microsoft Corp.	4.450	11-03-45	1,074,000	1,111,212
salesforce.com, Inc.	3.700	04-11-28	795,000	783,677
Technology hardware, storage and peripherals 0.7%
Dell International LLC (A)	6.020	06-15-26	2,025,000	2,047,932
Dell International LLC (A)	8.350	07-15-46	1,777,000	1,956,034
Hewlett Packard Enterprise Company	3.500	10-05-21	1,710,000	1,697,850
Materials 0.7%				5,483,048
Chemicals 0.6%
Braskem Finance, Ltd. (A)	7.000	05-07-20	840,000	871,500
Braskem Netherlands Finance BV (A)	4.500	01-10-28	975,000	897,000
Mexichem SAB de CV (A)	4.000	10-04-27	525,000	452,156
Syngenta Finance NV (A)	4.441	04-24-23	1,490,000	1,433,359
Syngenta Finance NV (A)	5.676	04-24-48	485,000	390,955
The Sherwin-Williams Company	2.250	05-15-20	699,000	684,847
Metals and mining 0.1%
Anglo American Capital PLC (A)	4.750	04-10-27	785,000	753,231
Real estate 0.5%				4,364,497
Equity real estate investment trusts 0.5%
American Homes 4 Rent LP	4.250	02-15-28	940,000	887,839
American Tower Corp.	3.550	07-15-27	1,524,000	1,400,307
American Tower Corp.	4.700	03-15-22	710,000	726,972
Omega Healthcare Investors, Inc.	4.500	01-15-25	605,000	587,546
Ventas Realty LP	3.500	02-01-25	801,000	761,833
Utilities 1.1%				8,855,736
Electric utilities 0.6%
ABY Transmision Sur SA (A)	6.875	04-30-43	612,312	673,543
Electricite de France SA (A)	3.625	10-13-25	540,000	510,938
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (A)(B)	5.250	01-29-23	1,445,000	1,384,671
Emera US Finance LP	3.550	06-15-26	534,000	499,086
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Empresa Electrica Angamos SA (A)	4.875	05-25-29	671,055	$639,187
Exelon Corp.	5.150	12-01-20	265,000	270,807
Israel Electric Corp., Ltd. (A)	6.875	06-21-23	490,000	532,372
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (B)	6.250	02-01-22	490,000	476,525
Independent power and renewable electricity producers 0.2%
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,365,000	1,287,865
Multi-utilities 0.3%
CenterPoint Energy, Inc.	2.500	09-01-22	635,000	600,520
Dominion Energy, Inc.	2.579	07-01-20	850,000	835,904

Enable Midstream Partners LP	4.950	05-15-28	1,215,000	1,144,318
Capital preferred securities 0.1%				$778,884
(Cost $696,460)
Financials 0.1%				778,884
Capital markets 0.1%

State Street Corp. (3 month LIBOR + 1.000%) (D)	3.334	06-01-77	916,000	778,884
Term loans (E) 0.0%				$278,776
(Cost $278,600)
Consumer discretionary 0.0%				278,776
Hotels, restaurants and leisure 0.0%

Marriott Ownership Resorts, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	4.595	08-29-25	280,000	278,776
Collateralized mortgage obligations 9.0%				$73,304,878
(Cost $74,663,007)
Commercial and residential 7.6%				61,589,784
Americold LLC Series 2010-ARTA, Class D (A)	7.443	01-14-29	885,000	940,800
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1 (A)(F)	3.258	04-27-48	289,333	288,256
Series 2018-3, Class A1 (A)(F)	3.649	09-25-48	690,402	691,191
AOA Mortgage Trust Series 2015-1177, Class C (A)(F)	3.110	12-13-29	1,066,000	1,036,247
Arroyo Mortgage Trust Series 2018-1, Class A1 (A)(F)	3.763	04-25-48	2,382,151	2,371,696
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class C (A)(F)	3.716	04-14-33	1,436,000	1,395,330
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(D)	3.278	03-15-37	969,000	966,266
BBCMS Trust
Series 2015-MSQ, Class D (A)(F)	4.123	09-15-32	640,000	632,052
Series 2015-SRCH, Class D (A)(F)	5.122	08-10-35	1,065,000	1,087,307
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) (A)(D)	3.557	07-15-35	975,000	973,770
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BWAY Mortgage Trust Series 2015-1740, Class XA IO (A)	1.023	01-10-35	11,465,000	$315,841
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(D)	3.628	03-15-37	772,000	770,542
Series 2018-IND, Class A (1 month LIBOR + 0.750%) (A)(D)	3.057	11-15-35	1,859,000	1,855,506
BX Trust Series 2017-SLCT, Class C (1 month LIBOR + 1.400%) (A)(D)	3.707	07-15-34	1,466,250	1,463,510
CGDBB Commercial Mortgage Trust
Series 2017-BIO, Class D (1 month LIBOR + 1.600%) (A)(D)	3.907	07-15-32	2,000,000	1,993,103
Series 2017-BIOC, Class B (1 month LIBOR + 0.970%) (A)(D)	3.277	07-15-32	1,143,000	1,139,419
CGMS Commercial Mortgage Trust Series 2017-MDRC, Class C (1 month LIBOR + 1.300%) (A)(D)	3.580	07-15-30	1,145,000	1,142,662
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (A)(D)	4.557	11-15-36	1,091,000	1,094,203
Citigroup Commercial Mortgage Trust Series 2017-1500, Class C (1 month LIBOR + 1.250%) (A)(D)	3.557	07-15-32	605,000	603,764
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (A)(D)	3.418	06-11-32	430,000	428,918
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (A)(D)	4.407	04-15-36	1,055,000	1,057,081
COLT Mortgage Loan Trust Series 2018-2, Class A1 (A)(F)	3.470	07-27-48	268,130	266,201
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.812	08-15-45	5,151,787	254,349
Series 2012-CR3 Class XA IO	2.031	10-15-45	7,388,936	431,116
Series 2013-CR6, Class XA IO	1.202	03-10-46	4,123,403	119,188
Series 2013-CR8, Class XA IO	0.565	06-10-46	3,942,427	60,536
Series 2014-CR15, Class XA IO	1.231	02-10-47	6,370,289	203,607
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.589	05-10-51	8,702,278	315,252
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (F)	4.934	12-10-44	955,000	967,915
Series 2013-300P, Class D (A)(F)	4.540	08-10-30	1,305,000	1,305,918
Series 2013-LC13, Class B (A)(F)	5.009	08-10-46	555,000	574,502
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (A)(D)	4.565	02-13-32	695,000	695,653
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (A)(D)	4.465	08-13-27	1,020,000	1,023,208
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Core Industrial Trust Series 2015-CALW, Class XA IO (A)	0.939	02-10-34	11,294,881	$248,573
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA, Class B2 (A)	5.538	05-15-23	1,670,000	1,697,461
DBCG Mortgage Trust Series 2017-BBG, Class C (1 month LIBOR + 1.000%) (A)(D)	3.307	06-15-34	1,370,000	1,366,563
DBGS Mortgage Trust Series 2018-BIOD, Class A (1 month LIBOR + 0.803%) (A)(D)	3.110	05-15-35	1,397,256	1,388,492
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (A)(F)	3.495	12-15-34	1,000,000	993,363
Galton Funding Mortgage Trust Series 2018-1, Class A43 (A)(F)	3.500	11-25-57	530,690	526,485
Great Wolf Trust Series 2017, Class B (1 month LIBOR + 1.100%) (A)(D)	3.507	09-15-34	1,750,000	1,746,133
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.400	05-10-45	9,000,659	392,636
Series 2015-590M, Class C (A)(F)	3.932	10-10-35	1,265,000	1,237,330
Series 2016-RENT, Class D (A)(F)	4.202	02-10-29	990,000	982,326
Series 2017-485L, Class C (A)(F)	4.115	02-10-37	605,000	590,988
Series 2017-500K, Class D (1 month LIBOR + 1.300%) (A)(D)	3.607	07-15-32	2,000,000	1,994,355
Series 2018-CHLL Class D (1 month LIBOR + 1.650%) (A)(D)	3.238	02-15-37	2,630,000	2,627,513
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	0.959	05-19-35	2,581,484	92,836
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (A)(D)	4.007	12-15-34	490,000	489,073
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (A)(D)	6.214	08-05-34	820,000	818,484
IMT Trust Series 2017-APTS, Class CFX (A)(F)	3.613	06-15-34	510,000	493,108
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (A)	1.582	07-05-32	6,727,233	301,001
Series 2015-MAR7, Class C (A)	4.490	06-05-32	1,555,000	1,533,863
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (A)(D)	3.217	06-15-35	535,000	533,652
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (A)(D)	3.707	11-15-34	1,105,000	1,102,934
Motel 6 Trust Series 2017-MTL6, Class C (1 month LIBOR + 1.400%) (A)(D)	3.707	08-15-34	1,056,453	1,055,783
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	952,000	943,652
Natixis Commercial Mortgage Securities Trust Series 2018-ALXA, Class C (A)(F)	4.460	01-15-43	520,000	516,903
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
One Market Plaza Trust Series 2017-1MKT, Class D (A)	4.146	02-10-32	460,000	$448,219
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (A)(F)	3.793	03-25-48	415,766	413,593
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (F)	2.883	03-25-44	276,354	270,202
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	715,000	738,794
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (A)	1.485	05-10-63	4,099,732	157,226
Verus Securitization Trust
Series 2018-1, Class A1 (A)(F)	2.929	02-25-48	1,131,341	1,114,351
Series 2018-3, Class A1 (A)(F)	4.108	10-25-58	1,486,105	1,477,862
VNDO Mortgage Trust Series 2013-PENN, Class D (A)(F)	4.079	12-13-29	1,232,000	1,227,614
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (A)(F)	2.800	03-18-28	1,865,000	1,835,737
Series 2014-LC18, Class A2	2.954	12-15-47	104,393	104,086
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (A)(D)	3.957	12-15-34	360,000	360,202
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (A)(D)	4.878	11-15-29	64,274	64,431
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (A)	2.045	11-15-45	4,764,222	285,117
Series 2013-C15, Class B (F)	4.622	08-15-46	585,000	592,095
Series 2013-C16, Class B (F)	5.206	09-15-46	345,000	361,839
U.S. Government Agency 1.4%				11,715,094
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (D)	4.315	12-25-28	227,132	229,271
Series K017, Class X1 IO	1.451	12-25-21	10,250,048	333,110
Series K018, Class X1 IO	1.496	01-25-22	9,789,617	325,487
Series K021, Class X1 IO	1.578	06-25-22	2,558,628	108,604
Series K022, Class X1 IO	1.361	07-25-22	13,791,491	512,655
Series K030, Class X1 IO	0.199	04-25-23	213,595,943	1,629,032
Series K038, Class X1 IO	1.318	03-25-24	21,949,703	1,102,779
Series K048, Class X1 IO	0.375	06-25-25	6,598,033	94,597
Series K709, Class X1 IO	1.630	03-25-19	1,938,490	3,529
Series K710, Class X1 IO	1.865	05-25-19	3,308,847	12,958
Series K711, Class X1 IO	1.799	07-25-19	5,964,421	28,116
Series K718, Class X1 IO	0.758	01-25-22	23,912,968	393,820
Government National Mortgage Association
Series 2012-114, Class IO	0.786	01-16-53	1,107,003	55,567
Series 2016-174, Class IO	0.900	11-16-56	5,078,709	378,991
Series 2017-109, Class IO	0.611	04-16-57	7,168,804	394,880
Series 2017-124, Class IO	0.706	01-16-59	9,004,032	578,052
Series 2017-140, Class IO	0.610	02-16-59	5,391,851	323,642
Series 2017-169, Class IO	0.733	01-16-60	11,175,394	728,438
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-20, Class IO	0.748	12-16-58	10,084,823	$608,798
Series 2017-22, Class IO	1.022	12-16-57	3,593,513	314,928
Series 2017-3, Class IO	0.908	09-16-58	9,141,894	676,271
Series 2017-41, Class IO	0.791	07-16-58	7,213,457	497,239
Series 2017-46, Class IO	0.620	11-16-57	7,790,556	456,092
Series 2017-61, Class IO	0.768	05-16-59	4,836,500	356,719
Series 2018-114, Class IO	0.540	04-16-60	12,536,600	748,125
Series 2018-69, Class IO	0.535	04-16-60	6,826,588	413,961

Series 2018-9, Class IO	0.558	01-16-60	7,260,142	409,433
Asset backed securities 19.2%				$156,306,812
(Cost $157,559,809)
Asset backed securities 19.2%				156,306,812
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) (D)	2.576	06-22-37	540,000	522,198
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) (D)	2.889	08-25-37	2,065,725	2,023,215
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (D)	2.989	05-25-36	895,514	884,033
Ally Auto Receivables Trust
Series 2017-4, Class A4	1.960	07-15-22	895,000	876,201
Series 2018-1, Class A3	2.350	06-15-22	795,000	788,181
Series 2018-2, Class A4	3.090	06-15-23	1,560,000	1,558,258
Series 2018-3, Class A4	3.120	07-17-23	1,410,000	1,408,837
Ally Master Owner Trust Series 2018-1, Class A2	2.700	01-17-23	2,892,000	2,857,668
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	2,660,000	2,623,602
Americredit Automobile Receivables Trust
Series 2018-2, Class C	3.590	06-18-24	610,000	609,748
Series 2018-3, Class C	3.740	10-18-24	499,000	500,498
Applebee's Funding LLC Series 2014-1, Class A2 (A)	4.277	09-05-44	1,782,000	1,761,617
Arby's Funding LLC Series 2015-1A, Class A2 (A)	4.969	10-30-45	1,290,100	1,299,840
ARI Fleet Lease Trust Series 2018-B, Class A2 (A)	3.220	08-16-27	1,603,000	1,601,723
BA Credit Card Trust Series 2017-A1, Class A1	1.950	08-15-22	3,515,000	3,463,296
BMW Vehicle Owner Trust
Series 2016-A, Class A4	1.370	12-27-22	620,000	608,344
Series 2018-A, Class A3	2.350	04-25-22	1,305,000	1,291,806
Cabela's Credit Card Master Note Trust Series 2015-1A, Class A1	2.260	03-15-23	1,460,000	1,443,385
Capital One Multi-Asset Execution Trust
Series 2017-A1, Class A1	2.000	01-17-23	3,285,000	3,239,977
Series 2017-A4, Class A4	1.990	07-17-23	1,310,000	1,283,296
CarMax Auto Owner Trust
Series 2016-1, Class A4	1.880	06-15-21	1,195,000	1,180,531
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-2, Class A4	1.680	09-15-21	824,000	$808,634
Series 2018-1, Class A3	2.480	11-15-22	830,000	819,293
CenterPoint Energy Restoration Bond Company LLC Series 2009-1, Class A3	4.243	08-15-23	878,153	895,441
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (A)	1.870	02-15-22	590,000	582,029
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1	1.750	11-19-21	3,265,000	3,224,932
Series 2017-A3, Class A3	1.920	04-07-22	1,310,000	1,290,698
Series 2018-A1, Class A1	2.490	01-20-23	3,045,000	3,004,486
CLI Funding LLC Series 2018-1A, Class A (A)	4.030	04-18-43	1,296,127	1,290,323
CNH Equipment Trust
Series 2017-C, Class A3	2.080	02-15-23	850,000	835,525
Series 2018-B, Class A3	3.190	11-15-23	1,364,000	1,364,714
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	1,270,650	1,279,599
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) (D)	2.586	03-28-35	725,000	705,524
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.654	02-25-35	153,518	152,706
DB Master Finance LLC
Series 2015-1A, Class A2II (A)	3.980	02-20-45	1,299,375	1,304,144
Series 2017-1A, Class A2I (A)	3.629	11-20-47	500,940	487,209
Series 2017-1A, Class A2II (A)	4.030	11-20-47	534,600	515,718
Dell Equipment Finance Trust Series 2018-1, Class A3 (A)	3.180	06-22-23	705,000	704,366
Discover Card Execution Note Trust Series 2017-A6, Class A6	1.880	02-15-23	3,530,000	3,455,756
DLL LLC Series 2018-ST2, Class A3 (A)	3.460	01-20-22	875,000	877,285
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (A)	4.118	07-25-47	1,728,125	1,711,328
DRB Prime Student Loan Trust
Series 2015-D, Class A2 (A)	3.200	01-25-40	521,638	520,009
Series 2016-B, Class A2 (A)	2.890	06-25-40	969,988	954,170
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	1,634,450	1,678,858
Enterprise Fleet Financing LLC Series 2018-3, Class A2 (A)	3.380	05-20-24	1,137,000	1,137,794
Evergreen Credit Card Trust Series 2018-1, Class A (A)	2.950	03-15-23	1,580,000	1,567,644
Five Guys Funding LLC Series 2017-1A, Class A2 (A)	4.600	07-25-47	655,050	655,635
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (A)	3.857	04-30-47	462,950	460,006
Ford Credit Auto Lease Trust Series 2018-B, Class A3	3.190	12-15-21	1,478,000	1,479,920
Ford Credit Auto Owner Trust
Series 2015-1, Class A (A)	2.120	07-15-26	2,785,000	2,750,972
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-B, Class A4	1.520	08-15-21	820,000	$806,836
Series 2016-C, Class A4	1.400	02-15-22	1,007,000	982,294
Series 2017-A, Class A4	1.920	04-15-22	1,955,000	1,917,500
Series 2017-B, Class A4	1.870	09-15-22	348,000	338,525
Series 2017-C, Class A4	2.160	03-15-23	890,000	870,165
Series 2018-B, Class A3	3.330	04-15-23	1,236,000	1,239,015
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1	2.160	09-15-22	1,565,000	1,534,445
Series 2018-3, Class A1	3.520	10-15-23	2,175,000	2,184,852
GM Financial Automobile Leasing Trust Series 2018-3, Class A3	3.180	06-21-21	999,000	998,968
GM Financial Consumer Automobile Receivables Trust
Series 2017-2A, Class A3 (A)	1.860	12-16-21	1,295,000	1,278,333
Series 2017-3A, Class A4 (A)	2.130	03-16-23	1,375,000	1,341,256
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) (D)	2.877	08-25-44	3,065,000	3,014,500
Golden Credit Card Trust Series 2018-1A, Class A (A)	2.620	01-15-23	4,545,000	4,492,227
Hertz Vehicle Financing II LP Series 2016-3A, Class A (A)	2.270	07-25-20	680,000	676,680
Hilton Grand Vacations Trust
Series 2017-AA, Class A (A)	2.660	12-26-28	843,247	828,281
Series 2018-AA, Class A (A)	3.540	02-25-32	382,946	382,167
Honda Auto Receivables Owner Trust
Series 2016-3, Class A4	1.330	11-18-22	2,515,000	2,474,127
Series 2017-2, Class A4	1.870	09-15-23	384,000	375,244
Series 2017-3, Class A4	1.980	11-20-23	475,000	463,632
Series 2018-1, Class A4	2.830	05-15-24	1,980,000	1,965,271
Series 2018-2, Class A3	3.010	05-18-22	789,000	787,794
Series 2018-2, Class A4	3.160	08-19-24	1,185,000	1,183,551
Series 2018-3, Class A3	2.950	08-22-22	610,000	608,234
Huntington Auto Trust Series 2016-1, Class A4	1.930	04-15-22	2,135,000	2,107,717
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 (A)	2.810	04-15-21	1,135,000	1,128,143
John Deere Owner Trust Series 2018-A, Class A3	2.660	04-18-22	545,000	541,394
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (D)	2.749	10-27-42	574,267	562,986
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4	1.460	12-15-22	1,745,000	1,706,463
Mill City Mortgage Loan Trust Series 2018-3, Class A1 (A)(F)	3.500	08-25-58	599,606	593,169
MMAF Equipment Finance LLC Series 2017-B, Class A3 (A)	2.210	10-17-22	1,138,000	1,119,122
MVW Owner Trust
Series 2014-1A, Class A (A)	2.250	09-22-31	50,360	49,330
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2015-1A, Class A (A)	2.520	12-20-32	147,185	$144,244
Series 2018-1A, Class A (A)	3.450	01-21-36	1,326,817	1,324,741
Navient Private Education Loan Trust Series 2016-AA, Class A2A (A)	3.910	12-15-45	1,566,187	1,583,262
Nelnet Student Loan Trust Series 2006-1, Class A3 (3 month LIBOR + 0.450%) (A)(D)	3.103	08-23-36	704,000	694,392
New Residential Mortgage LLC
Series 2018-FNT1, Class A (A)	3.610	05-25-23	914,693	910,614
Series 2018-FNT2, Class A (A)	3.790	07-25-54	551,720	551,394
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 (A)	2.540	04-18-22	1,170,000	1,158,710
Series 2018-1A, Class A2 (A)	3.220	02-15-23	415,000	412,779
Series 2018-2A, Class A2 (A)	3.690	10-16-23	820,000	825,274
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A4	1.540	10-17-22	440,000	430,779
Series 2017-B, Class A3	1.750	10-15-21	1,030,000	1,016,583
Series 2017-B, Class A4	1.950	10-16-23	1,025,000	1,000,853
Series 2018-A, Class A4	2.890	06-17-24	1,750,000	1,738,746
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (A)	3.193	01-25-23	427,514	423,088
Series 2018-PLS2, Class A (A)	3.265	02-25-23	1,293,276	1,285,735
PFS Financing Corp.
Series 2018-B, Class A (A)	2.890	02-15-23	1,110,000	1,096,813
Series 2018-F, Class A (A)	3.520	10-16-23	965,000	968,148
Santander Drive Auto Receivables Trust
Series 2018-2, Class C	3.350	07-17-23	625,000	621,011
Series 2018-3, Class C	3.510	08-15-23	1,455,000	1,452,178
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A (A)	3.500	06-20-35	549,133	548,345
Series 2018-3A, Class A (A)	3.690	09-20-35	755,368	758,689
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) (D)	2.624	06-15-39	413,083	403,369
SMB Private Education Loan Trust
Series 2015-C, Class A2A (A)	2.750	07-15-27	609,961	602,908
Series 2016-A, Class A2A (A)	2.700	05-15-31	1,881,327	1,853,136
SoFi Professional Loan Program LLC Series 2017-E, Class A2A (A)	1.860	11-26-40	495,930	488,771
Sonic Capital LLC Series 2016-1A, Class A2 (A)	4.472	05-20-46	347,233	348,181
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) (A)(D)	2.699	10-28-37	2,701,705	2,671,582
Taco Bell Funding LLC Series 2018-1A, Class A2I (A)	4.318	11-25-48	1,492,000	1,491,535
TAL Advantage V LLC Series 2014-1A, Class A (A)	3.510	02-22-39	278,250	274,395
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A (A)	4.110	07-20-43	673,440	665,144
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Towd Point Mortgage Trust
Series 2015-1, Class A5 (A)(F)	3.768	10-25-53	355,000	$356,537
Series 2015-2, Class 1M2 (A)(F)	3.685	11-25-60	815,000	814,788
Series 2015-6, Class M2 (A)(F)	3.750	04-25-55	1,775,000	1,703,618
Series 2016-5, Class A1 (A)(F)	2.500	10-25-56	974,081	945,935
Series 2017-1, Class A1 (A)(F)	2.750	10-25-56	342,642	335,282
Series 2017-2, Class A1 (A)(F)	2.750	04-25-57	287,072	281,228
Series 2018-1, Class A1 (A)(F)	3.000	01-25-58	607,254	589,807
Series 2018-3, Class A1 (A)(F)	3.750	05-25-58	881,577	879,175
Series 2018-4, Class A1 (A)(F)	3.000	06-25-58	1,385,366	1,333,655
Series 2018-6, Class A1A (A)(F)	3.750	03-25-58	2,212,656	2,210,559
Toyota Auto Receivables Owner Trust
Series 2016-C, Class A4	1.320	11-15-21	567,000	556,314
Series 2017-C, Class A4	1.980	12-15-22	935,000	909,361
Series 2018-A, Class A3	2.350	05-16-22	1,020,000	1,008,527
Series 2018-C, Class A3	3.020	12-15-22	1,600,000	1,597,232
Triton Container Finance V LLC Series 2018-1A, Class A (A)	3.950	03-20-43	1,031,333	1,019,724
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (A)	4.072	02-16-43	674,900	678,997
Volvo Financial Equipment LLC Series 2018-1A, Class A3 (A)	2.540	02-15-22	1,435,000	1,423,469
VSE VOI Mortgage LLC Series 2017-A, Class A (A)	2.330	03-20-35	841,339	813,707
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) (A)(D)	2.730	04-25-40	196,828	188,099
Westgate Resorts LLC
Series 2014-1A, Class A (A)	2.150	12-20-26	205,452	205,078
Series 2014-1A, Class B (A)	3.250	12-20-26	90,951	90,783
Series 2015-2A, Class B (A)	4.000	07-20-28	156,746	156,252
Series 2016-1A, Class A (A)	3.500	12-20-28	191,087	190,416
Series 2017-1A, Class A (A)	3.050	12-20-30	505,212	500,314
World Omni Auto Receivables Trust
Series 2017-B, Class A3	1.950	02-15-23	445,000	437,343
Series 2018-A, Class A3	2.500	04-17-23	1,335,000	1,318,144
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3	3.190	12-15-21	1,124,000	1,123,876

	Shares	Value
Preferred securities 0.2%		$1,689,904
(Cost $1,679,161)
Financials 0.0%		300,773
Banks 0.0%
Wells Fargo & Company, Series L, 7.500%	238	300,773
30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.2%		$1,389,131
Multi-utilities 0.2%
Dominion Energy, Inc., 6.750%	17,585	851,993
DTE Energy Company, 6.500%	9,800	537,138

	Yield (%)	Shares	Value
Securities lending collateral 0.3%			$2,095,987
(Cost $2,095,819)
John Hancock Collateral Trust (G)	2.3749(H)	209,544	2,095,987

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.4%				$11,761,000
(Cost $11,760,713)
U.S. Government Agency 0.3%				2,552,000
Federal Agricultural Mortgage Corp. Discount Note	2.050	12-03-18	621,000	621,000
Federal Home Loan Bank Discount Note	2.050	12-03-18	1,931,000	1,931,000

	Par value^	Value
Repurchase agreement 1.1%		9,209,000
Barclays Tri-Party Repurchase Agreement dated 11-30-18 at 2.260% to be repurchased at $7,560,424 on 12-3-18, collateralized by $7,294,100 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $7,711,667, including interest)	7,559,000	7,559,000
Repurchase Agreement with State Street Corp. dated 11-30-18 at 1.050% to be repurchased at $1,650,144 on 12-3-18, collateralized by $1,720,000 U.S. Treasury Notes, 2.125% due 12-31-22 (valued at $1,686,223, including interest)	1,650,000	1,650,000

Total investments (Cost $834,151,522) 99.8%	$812,248,962
Other assets and liabilities, net 0.2%	1,534,089
Total net assets 100.0%	$813,783,051

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $181,044,045 or 22.2% of the fund's net assets as of 11-30-18.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	All or a portion of this security is on loan as of 11-30-18.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 11-30-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $836,253,318. Net unrealized depreciation aggregated to $24,004,356, of which $1,770,095 related to gross unrealized appreciation and $25,774,451 related to gross unrealized depreciation.
32	JOHN HANCOCK INVESTMENT GRADE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $832,055,703) including $2,062,513 of securities loaned	$810,152,975
Affiliated investments, at value (Cost $2,095,819)	2,095,987
Total investments, at value (Cost $834,151,522)	812,248,962
Cash	645
Dividends and interest receivable	4,956,193
Receivable for fund shares sold	1,357,404
Receivable for investments sold	255,067
Receivable for securities lending income	3,139
Receivable from affiliates	263
Other assets	94,084
Total assets	818,915,757
Liabilities
Distributions payable	69,538
Payable for investments purchased	1,192,339
Payable for fund shares repurchased	1,442,469
Payable upon return of securities loaned	2,105,775
Payable to affiliates
Accounting and legal services fees	39,375
Transfer agent fees	48,908
Distribution and service fees	17,807
Trustees' fees	1,095
Other liabilities and accrued expenses	215,400
Total liabilities	5,132,706
Net assets	$813,783,051
Net assets consist of
Paid-in capital	$852,569,321
Accumulated distributable earnings (accumulated loss)	(38,786,270)
Net assets	$813,783,051

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($336,495,940 ÷ 33,648,900 shares)[1]	$10.00
Class B ($2,143,534 ÷ 214,327 shares)[1]	$10.00
Class C ($19,306,133 ÷ 1,930,280 shares)[1]	$10.00
Class I ($106,285,217 ÷ 10,625,133 shares)	$10.00
Class R2 ($395,948 ÷ 39,593 shares)	$10.00
Class R4 ($395,104 ÷ 39,502 shares)	$10.00
Class R6 ($348,761,175 ÷ 34,862,905 shares)	$10.00
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.42

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	33

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$14,014,889
Dividends	54,525
Securities lending	49,346
Total investment income	14,118,760
Expenses
Investment management fees	1,649,527
Distribution and service fees	538,011
Accounting and legal services fees	76,467
Transfer agent fees	292,373
Trustees' fees	6,485
Custodian fees	75,288
State registration fees	70,762
Printing and postage	66,384
Professional fees	33,733
Other	16,219
Total expenses	2,825,249
Less expense reductions	(262,542)
Net expenses	2,562,707
Net investment income	11,556,053
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(3,914,405)
Affiliated investments	(7,225)
(3,921,630)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(9,461,929)
Affiliated investments	(241)
(9,462,170)
Net realized and unrealized loss	(13,383,800)
Decrease in net assets from operations	$(1,827,747)

34	JOHN HANCOCK Investment Grade Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$11,556,053	$19,832,549
Net realized loss	(3,921,630)	(1,836,953)
Change in net unrealized appreciation (depreciation)	(9,462,170)	(20,635,657)
Decrease in net assets resulting from operations	(1,827,747)	(2,640,061)
Distributions to shareholders
From net investment income and net realized gain
Class A	(4,774,471)	—
Class B	(26,145)	—
Class C	(216,101)	—
Class I	(1,625,045)	—
Class R2	(5,255)	—
Class R4	(5,250)	—
Class R6	(5,710,372)	—
From net investment income
Class A	—	(8,962,182)
Class B	—	(70,947)
Class C	—	(534,246)
Class I	—	(6,820,069)
Class R2	—	(12,088)
Class R4	—	(8,652)
Class R6	—	(5,854,792)
Total distributions	(12,362,639)	(22,262,976)
From fund share transactions	(5,567,294)	117,640,483
Total increase (decrease)	(19,757,680)	92,737,446
Net assets
Beginning of period	833,540,731	740,803,285
End of period[1]	$813,783,051	$833,540,731

[1]	Net assets - End of period includes undistributed net investment income of $220,654 in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	35

Financial highlights
CLASS A SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.17	$10.48	$10.53	$10.60	$10.60	$10.73
Net investment income[2]	0.13	0.24	0.23	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.16)	(0.28)	— [3]	(0.01)	0.08	0.03 [4]
Total from investment operations	(0.03)	(0.04)	0.23	0.22	0.31	0.30
Less distributions
From net investment income	(0.14)	(0.27)	(0.28)	(0.27)	(0.31)	(0.35)
From net realized gain	—	—	—	(0.02)	—	(0.08)
Total distributions	(0.14)	(0.27)	(0.28)	(0.29)	(0.31)	(0.43)
Net asset value, end of period	$10.00	$10.17	$10.48	$10.53	$10.60	$10.60
Total return (%)[5,6]	(0.26) [7]	(0.35)	2.24	2.13	2.95	2.89
Ratios and supplemental data
Net assets, end of period (in millions)	$336	$335	$341	$380	$270	$191
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84 [8]	0.85	0.87	0.90	0.88	0.93
Expenses including reductions	0.78 [8]	0.78	0.80	0.89	0.88	0.92
Net investment income	2.64 [8]	2.35	2.18	2.16	2.21	2.60
Portfolio turnover (%)	41	80	83	63	69	73

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
36	JOHN HANCOCK Investment Grade Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.18	$10.48	$10.53	$10.60	$10.61	$10.73
Net investment income[2]	0.10	0.16	0.15	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.17)	(0.26)	— [3]	(0.01)	0.06	0.04 [4]
Total from investment operations	(0.07)	(0.10)	0.15	0.14	0.22	0.23
Less distributions
From net investment income	(0.11)	(0.20)	(0.20)	(0.19)	(0.23)	(0.27)
From net realized gain	—	—	—	(0.02)	—	(0.08)
Total distributions	(0.11)	(0.20)	(0.20)	(0.21)	(0.23)	(0.35)
Net asset value, end of period	$10.00	$10.18	$10.48	$10.53	$10.60	$10.61
Total return (%)[5,6]	(0.73) [7]	(1.00)	1.48	1.37	2.08	2.22
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$7	$7	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59 [8]	1.60	1.62	1.65	1.64	1.68
Expenses including reductions	1.53 [8]	1.53	1.55	1.65	1.63	1.67
Net investment income	1.89 [8]	1.58	1.44	1.43	1.48	1.85
Portfolio turnover (%)	41	80	83	63	69	73

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	37

CLASS C SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.53	$10.60	$10.61	$10.73
Net investment income[2]	0.10	0.17	0.15	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.17)	(0.28)	0.01	(0.01)	0.06	0.04 [3]
Total from investment operations	(0.07)	(0.11)	0.16	0.14	0.22	0.23
Less distributions
From net investment income	(0.11)	(0.20)	(0.20)	(0.19)	(0.23)	(0.27)
From net realized gain	—	—	—	(0.02)	—	(0.08)
Total distributions	(0.11)	(0.20)	(0.20)	(0.21)	(0.23)	(0.35)
Net asset value, end of period	$10.00	$10.18	$10.49	$10.53	$10.60	$10.61
Total return (%)[4,5]	(0.73) [6]	(1.09)	1.57	1.37	2.08	2.22
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$22	$31	$37	$29	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59 [7]	1.60	1.62	1.65	1.63	1.68
Expenses including reductions	1.53 [7]	1.53	1.55	1.64	1.63	1.67
Net investment income	1.89 [7]	1.59	1.43	1.41	1.46	1.85
Portfolio turnover (%)	41	80	83	63	69	73

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
38	JOHN HANCOCK Investment Grade Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.53	$10.60	$10.61	$10.73
Net investment income[2]	0.15	0.26	0.26	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.17)	(0.27)	0.01	—	0.07	0.03 [3]
Total from investment operations	(0.02)	(0.01)	0.27	0.25	0.33	0.33
Less distributions
From net investment income	(0.16)	(0.30)	(0.31)	(0.30)	(0.34)	(0.37)
From net realized gain	—	—	—	(0.02)	—	(0.08)
Total distributions	(0.16)	(0.30)	(0.31)	(0.32)	(0.34)	(0.45)
Net asset value, end of period	$10.00	$10.18	$10.49	$10.53	$10.60	$10.61
Total return (%)[4]	(0.25) [5]	(0.10)	2.60	2.40	3.12	3.27
Ratios and supplemental data
Net assets, end of period (in millions)	$106	$115	$360	$51	$26	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	0.62 [6]	0.60	0.60	0.64	0.62	0.65
Expenses including reductions	0.55 [6]	0.53	0.53	0.63	0.61	0.65
Net investment income	2.87 [6]	2.52	2.50	2.42	2.45	2.87
Portfolio turnover (%)	41	80	83	63	69	73

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	39

CLASS R2 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$10.17	$10.49	$10.53	$10.60	$10.67
Net investment income[3]	0.13	0.23	0.22	0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.16)	(0.29)	0.01	—	(0.03)
Total from investment operations	(0.03)	(0.06)	0.23	0.23	(0.02)
Less distributions
From net investment income	(0.14)	(0.26)	(0.27)	(0.28)	(0.05)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.14)	(0.26)	(0.27)	(0.30)	(0.05)
Net asset value, end of period	$10.00	$10.17	$10.49	$10.53	$10.60
Total return (%)[4]	(0.33) [5]	(0.60)	2.24	2.22	(0.16) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$1	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99 [7]	1.00	0.97	0.85	0.75 [7]
Expenses including reductions	0.93 [7]	0.93	0.90	0.84	0.75 [7]
Net investment income	2.50 [7]	2.17	2.13	2.22	0.79 [7]
Portfolio turnover (%)	41	80	83	63	69 [8]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
40	JOHN HANCOCK Investment Grade Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.54	$10.60	$10.67
Net investment income[3]	0.14	0.26	0.24	0.25	0.02
Net realized and unrealized gain (loss) on investments	(0.17)	(0.28)	0.01	0.01	(0.04)
Total from investment operations	(0.03)	(0.02)	0.25	0.26	(0.02)
Less distributions
From net investment income	(0.15)	(0.29)	(0.30)	(0.30)	(0.05)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.15)	(0.29)	(0.30)	(0.32)	(0.05)
Net asset value, end of period	$10.00	$10.18	$10.49	$10.54	$10.60
Total return (%)[4]	(0.31) [5]	(0.22)	2.46	2.37	(0.15) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85 [7]	0.82	0.85	0.80	0.75 [7]
Expenses including reductions	0.68 [7]	0.65	0.68	0.70	0.65 [7]
Net investment income	2.76 [7]	2.46	2.29	2.40	0.88 [7]
Portfolio turnover (%)	41	80	83	63	69 [8]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	41

CLASS R6 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.49	$10.54	$10.60	$10.67
Net investment income[3]	0.15	0.29	0.27	0.27	0.02
Net realized and unrealized gain (loss) on investments	(0.17)	(0.29)	— [4]	—	(0.03)
Total from investment operations	(0.02)	—	0.27	0.27	(0.01)
Less distributions
From net investment income	(0.16)	(0.31)	(0.32)	(0.31)	(0.06)
From net realized gain	—	—	—	(0.02)	—
Total distributions	(0.16)	(0.31)	(0.32)	(0.33)	(0.06)
Net asset value, end of period	$10.00	$10.18	$10.49	$10.54	$10.60
Total return (%)[5]	(0.19) [6]	0.00	2.62	2.64	(0.12) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$349	$358	$3	$2	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50 [8]	0.50	0.51	0.56	0.50 [8]
Expenses including reductions	0.43 [8]	0.43	0.43	0.53	0.48 [8]
Net investment income	2.99 [8]	2.76	2.57	2.60	1.05 [8]
Portfolio turnover (%)	41	80	83	63	69 [9]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
42	JOHN HANCOCK Investment Grade Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently outstanding are shown on the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

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valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of

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the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement(s) of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of November 30, 2018, the fund loaned fixed income securities valued at $2,062,513 and received $2,105,775 of cash collateral.

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,763.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund had a short-term capital loss carryforward of $8,331,195 and a long-term capital loss carryforward of $1,664,430 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       46

agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$106,969	Class R2	$124
Class B	801	Class R4	114
Class C	6,595	Class R6	114,078
Class I	33,683	Total	$262,364

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.34% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to with respect to Class A, Class B, Class C, Class R2, Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $178 for Class R4 shares for the six months ended November 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $249,797 for the six months ended November 30, 2018. Of this amount, $36,871 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $209,885 was paid as sales commissions to broker-dealers and $3,041 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through December 31, 2018.

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Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2018, CDSCs received by the Distributor amounted to $1,170, $209 and $179 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$420,279	$186,407
Class B	12,556	1,392
Class C	103,590	11,487
Class I	—	70,049
Class R2	962	25
Class R4	624	23
Class R6	—	22,990
Total	$538,011	$292,373

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in the fund shares for the six months ended November 30, 2018 and for the year ended May 31, 2018 were as follows:

		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,554,115	$35,868,353	7,151,449	$74,281,513
Distributions reinvested	461,482	4,654,666	838,696	8,688,996
Repurchased	(3,260,329)	(32,882,847)	(7,653,593)	(79,384,968)
Net increase	755,268	$7,640,172	336,552	$3,585,541

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		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class B shares
Sold	161	$1,628	1,150	$12,011
Distributions reinvested	2,337	23,592	6,125	63,578
Repurchased	(62,148)	(626,838)	(177,798)	(1,843,850)
Net decrease	(59,650)	$(601,618)	(170,523)	$(1,768,261)
Class C shares
Sold	67,366	$678,934	260,950	$2,717,888
Distributions reinvested	19,925	201,067	47,825	496,047
Repurchased	(347,208)	(3,508,731)	(1,100,583)	(11,365,627)
Net decrease	(259,917)	$(2,628,730)	(791,808)	$(8,151,692)
Class I shares
Sold	2,235,254	$22,493,935	12,678,616	$132,489,761
Distributions reinvested	133,613	1,348,196	609,078	6,355,577
Repurchased	(3,078,683)	(31,118,163)	(36,285,030)	(379,692,299)
Net decrease	(709,816)	$(7,276,032)	(22,997,336)	$(240,846,961)
Class R2 shares
Sold	1,963	$19,841	6,486	$67,392
Distributions reinvested	521	5,255	1,145	11,894
Repurchased	(81)	(829)	(32,056)	(334,717)
Net increase (decrease)	2,403	$24,267	(24,425)	$(255,431)
Class R4 shares
Sold	15,904	$161,157	4,165	$42,763
Distributions reinvested	521	5,250	655	6,786
Repurchased	(2,575)	(25,895)	(11,201)	(115,661)
Net increase (decrease)	13,850	$140,512	(6,381)	$(66,112)
Class R6 shares
Sold	4,108,843	$41,537,242	37,908,141	$395,871,165
Distributions reinvested	565,115	5,702,304	569,742	5,853,288
Repurchased	(4,967,321)	(50,105,411)	(3,563,367)	(36,581,054)
Net increase (decrease)	(293,363)	$(2,865,865)	34,914,516	$365,143,399
Total net increase (decrease)	(551,225)	$(5,567,294)	11,260,595	$117,640,483

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $198,655,875 and $189,582,580, respectively, for the six months ended November 30, 2018. Purchases and sales of U.S. Treasury obligations aggregated $134,627,357 and $145,743,544, respectively, for the six months ended November 30, 2018.

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Note 7 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	2,875,830	24,277,334	(26,943,620)	209,544	—	—	($7,225)	($241)	$2,095,987
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 8 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Investment Grade Bond Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and its peer group average for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and the peer group average for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       54

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       57

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF691712	55SA 11/18 1/19

John Hancock

High Yield Fund

Semiannual report 11/30/18

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R6 and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
25	Financial statements
28	Financial highlights
34	Notes to financial statements
45	Continuation of investment advisory and subadvisory agreements
51	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/18 (%)

Class A shares (without sales charge)
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
–0.53
0.19
–0.21
–0.75
0.22
–0.20
5.94
7.12
5.49
2.97
4.40
3.24
11.19
12.05
9.94
6 month (cumulative)
1 year
3 year
5 year
10 year

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield bonds generally posted small, positive total returns

Despite weak performance for the bond market as a whole, the fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, generated a narrow gain.

The fund finished with a small loss

Industry allocation and individual security selection each had an adverse effect on results, leading to underperformance versus the benchmark.

Hedges against downside risk contributed

We hedged a portion of the portfolio using credit default swaps, which helped offset some of the market downturn that occurred in October and November.

PORTFOLIO COMPOSITION AS OF 11/30/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Caryn E. Rothman, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the investment environment during the six months ended November 30, 2018?

Despite weak performance in October and November, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index posted a narrow gain of 0.19%. The advance, while small in absolute terms, outpaced the 0.30% loss for domestic investment-grade bonds, as gauged by the Bloomberg Barclays U.S. Aggregate Bond Index.

High-yield bonds (generally those rated BB and below) performed relatively well in the first four months of the period. During this time, the market was well supported by the combination of positive economic growth, robust corporate earnings, and investors' generally hearty appetite for risk. The backdrop became much less favorable in October, however, leading to poor market performance over the final two months of the period. High-yield bonds initially came under pressure due to short-lived worries that the U.S. Federal Reserve (Fed) could raise interest rates more aggressively than expected in 2019. U.S. Treasury yields rose in response, fueling weakness across the bond market. While these fears quickly waned, investors soon grew concerned about slowing global growth and the impact that protectionist U.S. trade policies could have on corporate earnings in the coming year. These developments contributed to a sharp drop in investors' appetite for risk and a broad-based sell-off in most segments of the world financial markets.

Although the period ended on a down note, high yield nevertheless produced strong performance relative to domestic, investment-grade issues. High-yield bonds tend to be less susceptible to interest-rate movements and more sensitive to economic trends, which was a favorable attribute in the environment of the past six months.

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"Although the period ended on a down note, high yield nevertheless produced strong performance relative to domestic, investment-grade issues."

What aspects of the fund's positioning hurt and helped performance?

The fund posted a negative return and trailed the high-yield benchmark for the period. Industry allocations detracted from results, with the largest impact coming from an overweight in energy and an underweight in consumer noncyclicals. The energy industry lagged due to the sharp downturn in oil prices that occurred in the latter part of the period, while consumer noncyclicals outperformed amid investors' preference for more defensive market segments. An overweight in the banking industry, which faced pressure from the flattening yield curve, was an additional detractor. On the positive side, the fund benefited from an overweight in communications and an underweight in consumer cyclicals.

Security selection also detracted. Although the fund's holdings in the information technology and electric utilities industries performed well, positions in the consumer noncyclical, finance, and consumer cyclical industries weighed on returns. We continued to see compelling bottom-up opportunities in the technology sector, where many companies experienced steadily rising free cash flows.

QUALITY COMPOSITION AS OF 11/30/18 (%)

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We continued to hedge a portion of the fund's market exposure using credit default swaps on a basket of individual investment-grade securities. The goal of this strategy was to provide an element of protection against downside risk; in other words, the chance that an unexpected event could lead to sizable weakness in the credit markets. This aspect of our strategy was a small contributor, as it helped offset the effect of the downturn that occurred in October and November.

How was the fund positioned, and how did positioning change over the course of the period?

We believe the potential for volatility remains high given the litany of concerns overhanging the broader global financial markets. Among these were the questions surrounding global growth, the ongoing trade dispute between the United States and China, and the possibility of adverse headlines in Europe.

We therefore redoubled our efforts at risk management through rigorous individual credit research and an emphasis on sectors where we saw the strongest underlying business trends. Along this line, we maintained underweights in economically sensitive areas such as basic industries, capital goods, and retail. We also upgraded the fund's overall credit quality, ending the period with a weighting of 6.3% in investment-grade bonds to provide a measure of ballast to the portfolio. Additionally, we continued to hold a modest hedge position in order to offset potential tail risk.

In terms of security selection, we emphasized issuer-specific opportunities in undervalued bonds rather than striving to mirror the benchmark. In some cases, we looked for situations where the fear of a default caused a company's bonds to trade down to low levels, but where the possibility of a turnaround was not yet factored into prices. In other cases, we looked for securities that we expect will be upgraded to investment-grade status. We believe these strategies, taken together, can help the fund navigate a time of increased investor risk aversion and heightened market volatility.

TOP 10 ISSUERS AS OF 11/30/18 (%)

CCO Holdings LLC	2.4
Sprint Corp.	1.9
HCA, Inc.	1.5
CSC Holdings LLC	1.5
Teck Resources, Ltd.	1.4
AmeriGas Partners LP	1.2
Cheniere Corpus Christi Holdings LLC	1.1
DCP Midstream Operating LP	1.1
MEDNAX, Inc.	1.0
Eldorado Resorts, Inc.	1.0
TOTAL	14.1
As a percentage of net assets.
Cash and cash equivalents are not included.

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With that said, we saw a number of trends that can offer ongoing support for the high-yield market. Economic growth—while trending lower by some measures—remained positive, and the Fed appeared to be on track for a less aggressive posture in 2019 than investors were expecting in the summer and early autumn. Corporate earnings, although unlikely to grow at the same pace as in 2018, were healthy and supportive of overall credit conditions. Not least, yield spreads closed the period well off their summer lows and at their highest level in more than two years. As of November 30, 2018, the yield on the benchmark stood at 4.29 percentage points over U.S. Treasuries, up from the recent low of 3.16 on October 3, 2018. We saw this as an indication that a great deal of risk has already factored into prices. With this as the backdrop, we intend to keep a close eye on market conditions to determine the appropriate time to begin rebuilding the fund's risk exposure.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Caryn E. Rothman, CFA On the fund since 2017 Investing since 1996

COUNTRY COMPOSITION AS OF 11/30/18 (%)

United States	82.6
Canada	4.3
Netherlands	3.1
United Kingdom	3.0
Luxembourg	2.5
France	1.7
Other countries	2.8
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
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A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-18	as of 11-30-18
Class A	-4.82	2.14	10.75	-4.45	11.16	177.51	5.86	5.85
Class B	-5.91	1.93	10.52	-5.73	10.02	171.92	5.33	5.33
Class C	-2.43	2.20	10.37	-1.86	11.51	168.25	5.35	5.34
Class I3	-0.23	3.29	11.52	-0.41	17.55	197.54	6.33	6.33
Class R6[2,3]	-0.43	3.07	11.24	-0.36	16.32	190.14	6.48	6.47
Class NAV[2,3]	-0.11	3.43	11.44	-0.34	18.35	195.35	6.48	6.47
Index†	0.22	4.40	12.05	0.19	24.05	211.94	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class NAV
Gross (%)	0.94	1.69	1.69	0.69	0.59	0.58
Net (%)	0.93	1.68	1.68	0.68	0.58	0.57

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

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This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-08	27,192	27,192	31,194
Class C4	11-30-08	26,825	26,825	31,194
Class I3	11-30-08	29,754	29,754	31,194
Class R6[2,3]	11-30-08	29,014	29,014	31,194
Class NAV[2,3]	11-30-08	29,535	29,535	31,194

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 994.70	$4.70	0.94%
	Hypothetical example	1,000.00	1,020.40	4.76	0.94%
Class B	Actual expenses/actual returns	1,000.00	991.10	8.44	1.69%
	Hypothetical example	1,000.00	1,016.60	8.54	1.69%
Class C	Actual expenses/actual returns	1,000.00	991.00	8.44	1.69%
	Hypothetical example	1,000.00	1,016.60	8.54	1.69%
Class I	Actual expenses/actual returns	1,000.00	995.90	3.55	0.71%
	Hypothetical example	1,000.00	1,021.50	3.60	0.71%
Class R6	Actual expenses/actual returns	1,000.00	996.40	2.95	0.59%
	Hypothetical example	1,000.00	1,022.10	2.99	0.59%
Class NAV	Actual expenses/actual returns	1,000.00	996.60	2.85	0.57%
	Hypothetical example	1,000.00	1,022.20	2.89	0.57%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 86.1%				$647,619,703
(Cost $675,308,101)
Communication services 22.4%				168,406,660
Diversified telecommunication services 5.9%
C&W Senior Financing DAC (A)	7.500	10-15-26	1,410,000	1,363,301
Cincinnati Bell, Inc. (A)	8.000	10-15-25	4,260,000	3,770,100
Consolidated Communications, Inc.	6.500	10-01-22	4,750,000	4,429,375
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,195,500
Frontier Communications Corp.	7.125	01-15-23	2,855,000	1,841,475
GCI LLC	6.875	04-15-25	4,130,000	4,119,675
Intelsat Connect Finance SA (A)	9.500	02-15-23	1,600,000	1,496,000
Intelsat Jackson Holdings SA (A)	8.000	02-15-24	2,361,000	2,470,314
Intelsat Jackson Holdings SA (A)	8.500	10-15-24	2,520,000	2,495,052
Intelsat Luxembourg SA	8.125	06-01-23	2,350,000	1,938,750
Radiate Holdco LLC (A)	6.625	02-15-25	4,735,000	4,261,500
UPC Holding BV (A)	5.500	01-15-28	6,635,000	6,037,850
West Corp. (A)	8.500	10-15-25	3,440,000	2,838,000
Windstream Services LLC (A)	6.375	08-01-23	2,075,000	913,000
Windstream Services LLC (A)	8.625	10-31-25	3,545,000	3,279,125
Entertainment 0.9%
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	2,025,000	2,040,188
Netflix, Inc. (A)	5.875	11-15-28	4,710,000	4,662,900
Interactive media and services 1.7%
Cimpress NV (A)	7.000	06-15-26	4,400,000	4,279,000
Match Group, Inc.	6.375	06-01-24	3,877,000	4,008,818
Uber Technologies, Inc. (A)	8.000	11-01-26	4,530,000	4,439,400
Media 10.8%
Altice Financing SA (A)	7.500	05-15-26	1,545,000	1,452,300
Altice Luxembourg SA (A)	7.750	05-15-22	2,460,000	2,343,150
Cablevision Systems Corp.	5.875	09-15-22	1,090,000	1,090,000
Cablevision Systems Corp.	8.000	04-15-20	4,500,000	4,680,000
CCO Holdings LLC (A)	5.000	02-01-28	6,705,000	6,244,031
CCO Holdings LLC	5.125	02-15-23	7,100,000	7,046,750
CCO Holdings LLC (A)	5.125	05-01-27	5,215,000	4,941,213
Cengage Learning, Inc. (A)	9.500	06-15-24	4,530,000	3,408,825
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,056,194
CSC Holdings LLC (A)	5.375	02-01-28	3,925,000	3,689,500
CSC Holdings LLC (A)	5.500	04-15-27	4,430,000	4,252,800
CSC Holdings LLC (A)	7.500	04-01-28	3,000,000	3,089,940
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24	4,050,000	4,333,500
MDC Partners, Inc. (A)	6.500	05-01-24	6,555,000	5,571,750
Meredith Corp. (A)	6.875	02-01-26	4,830,000	4,938,675
National CineMedia LLC	6.000	04-15-22	4,420,000	4,436,575
12	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Sirius XM Radio, Inc. (A)	5.375	04-15-25	4,250,000	$4,186,250
Sirius XM Radio, Inc. (A)	6.000	07-15-24	1,790,000	1,832,513
Tribune Media Company	5.875	07-15-22	3,755,000	3,801,938
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	1,930,000	1,849,044
WMG Acquisition Corp. (A)	5.500	04-15-26	2,735,000	2,652,950
Wireless telecommunication services 3.1%
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	4,978,008
Sprint Communications, Inc.	7.000	08-15-20	765,000	791,775
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	1,848,800
Sprint Corp.	7.125	06-15-24	4,175,000	4,237,625
Sprint Corp.	7.875	09-15-23	2,250,000	2,362,500
T-Mobile USA, Inc.	4.750	02-01-28	2,225,000	2,060,461
T-Mobile USA, Inc.	6.500	01-15-26	3,220,000	3,340,750
United States Cellular Corp.	6.700	12-15-33	4,000,000	4,009,520
Consumer discretionary 6.0%				44,724,373
Auto components 0.4%
Adient Global Holdings, Ltd. (A)	4.875	08-15-26	3,710,000	2,977,275
American Tire Distributors, Inc. (A)(B)	10.250	03-01-22	920,000	161,000
Automobiles 0.4%
Mclaren Finance PLC (A)	5.750	08-01-22	2,960,000	2,713,666
Diversified consumer services 0.5%
Graham Holdings Company (A)	5.750	06-01-26	3,610,000	3,655,125
Hotels, restaurants and leisure 3.0%
Eldorado Resorts, Inc. (A)	6.000	09-15-26	2,010,000	1,944,675
Eldorado Resorts, Inc.	7.000	08-01-23	5,380,000	5,622,100
GLP Capital LP	5.375	04-15-26	2,775,000	2,771,032
International Game Technology PLC (A)	6.500	02-15-25	3,160,000	3,224,148
MGM Resorts International	6.000	03-15-23	2,610,000	2,652,413
Waterford Gaming LLC (A)(B)(C)	8.625	09-15-14	1,649,061	0
Wyndham Destinations, Inc.	6.350	10-01-25	6,825,000	6,739,688
Household durables 0.7%
Tempur Sealy International, Inc.	5.500	06-15-26	2,815,000	2,653,138
William Lyon Homes, Inc.	6.000	09-01-23	2,600,000	2,385,500
Specialty retail 1.0%
goeasy, Ltd. (A)	7.875	11-01-22	2,815,000	2,885,375
Group 1 Automotive, Inc. (A)	5.250	12-15-23	4,485,000	4,339,238
Consumer staples 2.5%				19,015,869
Food and staples retailing 0.9%
Rite Aid Corp. (A)	6.125	04-01-23	3,150,000	2,709,000
Simmons Foods, Inc. (A)	5.750	11-01-24	2,850,000	2,137,500
Simmons Foods, Inc. (A)	7.750	01-15-24	1,755,000	1,790,100
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products 0.6%
Post Holdings, Inc. (A)	5.500	03-01-25	2,655,000	$2,532,206
Post Holdings, Inc. (A)	5.625	01-15-28	1,900,000	1,762,250
Household products 0.3%
Spectrum Brands, Inc.	6.625	11-15-22	2,200,000	2,245,100
Personal products 0.4%
Revlon Consumer Products Corp.	6.250	08-01-24	5,225,000	3,069,688
Tobacco 0.3%
Vector Group, Ltd. (A)	6.125	02-01-25	3,095,000	2,770,025
Energy 15.9%				119,473,769
Energy equipment and services 2.7%
Archrock Partners LP	6.000	10-01-22	4,490,000	4,377,750
CSI Compressco LP	7.250	08-15-22	7,355,000	6,748,213
Diamond Offshore Drilling, Inc.	7.875	08-15-25	1,560,000	1,392,300
Nabors Industries, Inc.	5.750	02-01-25	4,590,000	3,743,568
Transocean Guardian, Ltd. (A)	5.875	01-15-24	1,550,000	1,511,250
Transocean Pontus, Ltd. (A)	6.125	08-01-25	2,275,000	2,218,125
Oil, gas and consumable fuels 13.2%
Andeavor Logistics LP	5.250	01-15-25	3,885,000	3,945,217
Blue Racer Midstream LLC (A)	6.125	11-15-22	4,430,000	4,385,700
Blue Racer Midstream LLC (A)	6.625	07-15-26	2,095,000	2,063,575
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	4,460,000	4,593,800
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	3,745,000	4,035,238
Chesapeake Energy Corp.	7.500	10-01-26	4,400,000	4,081,000
Chesapeake Energy Corp.	8.000	06-15-27	3,665,000	3,481,750
DCP Midstream Operating LP	5.375	07-15-25	5,300,000	5,306,625
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	3,875,000	3,255,000
Denbury Resources, Inc. (A)	7.500	02-15-24	2,475,000	2,187,281
Diamondback Energy, Inc. (A)	4.750	11-01-24	3,100,000	3,007,000
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	2,635,000	2,341,931
Energy Transfer LP	5.500	06-01-27	6,240,000	6,224,400
Gulfport Energy Corp.	6.375	01-15-26	2,810,000	2,507,925
Laredo Petroleum, Inc.	6.250	03-15-23	4,600,000	4,289,500
Murphy Oil Corp.	6.875	08-15-24	3,330,000	3,392,720
Newfield Exploration Company	5.375	01-01-26	3,050,000	3,038,563
Oasis Petroleum, Inc. (A)	6.250	05-01-26	2,525,000	2,335,625
Oasis Petroleum, Inc.	6.875	03-15-22	3,146,000	3,106,675
Parsley Energy LLC (A)	5.375	01-15-25	1,690,000	1,618,175
Parsley Energy LLC (A)	5.625	10-15-27	3,795,000	3,605,250
PBF Holding Company LLC	7.250	06-15-25	3,605,000	3,568,950
14	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (D)	6.125	11-15-22	4,390,000	$3,951,000
Sanchez Energy Corp.	6.125	01-15-23	3,270,000	817,500
SM Energy Company	5.625	06-01-25	4,195,000	3,859,400
SM Energy Company	6.750	09-15-26	2,555,000	2,452,800
Tallgrass Energy Partners LP (A)	5.500	09-15-24	3,415,000	3,423,538
Tapstone Energy LLC (A)	9.750	06-01-22	1,820,000	1,485,575
Targa Resources Partners LP (A)	5.875	04-15-26	3,180,000	3,164,100
WPX Energy, Inc.	5.250	09-15-24	4,165,000	3,956,750
Financials 11.9%				89,197,729
Banks 5.7%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (D)	6.100	03-17-25	4,150,000	4,186,313
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (D)	7.750	09-15-23	4,295,000	3,998,130
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(D)	7.000	08-16-28	3,470,000	3,344,074
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(D)	8.125	12-23-25	4,335,000	4,508,855
Freedom Mortgage Corp. (A)	8.125	11-15-24	4,600,000	4,082,500
Freedom Mortgage Corp. (A)	8.250	04-15-25	2,940,000	2,620,275
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (D)	6.500	03-23-28	4,875,000	4,475,884
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (D)	6.500	04-16-25	4,055,000	3,807,240
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	3,045,000	2,884,468
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(D)	7.375	09-13-21	5,275,000	5,195,875
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	3,850,000	3,921,302
Capital markets 0.6%
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(D)	7.500	07-17-23	4,645,000	4,569,519
Consumer finance 1.3%
Enova International, Inc. (A)	8.500	09-01-24	1,635,000	1,500,113
Enova International, Inc. (A)	8.500	09-15-25	4,050,000	3,675,375
Springleaf Finance Corp.	7.125	03-15-26	4,900,000	4,606,000
Diversified financial services 0.9%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	3,355,000	2,122,038
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Lincoln Finance, Ltd. (A)	7.375	04-15-21	1,955,000	$1,998,988
Refinitiv US Holdings, Inc. (A)	8.250	11-15-26	3,125,000	2,976,563
Insurance 0.3%
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	2,190,000	1,987,425
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc.	5.000	12-15-21	4,315,000	4,309,067
Thrifts and mortgage finance 2.5%
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	3,360,000	3,360,000
MGIC Investment Corp.	5.750	08-15-23	4,940,000	5,026,450
Nationstar Mortgage LLC	6.500	06-01-22	5,100,000	5,023,500
Quicken Loans, Inc. (A)	5.250	01-15-28	3,200,000	2,848,000
Stearns Holdings LLC (A)	9.375	08-15-20	2,290,000	2,169,775
Health care 8.3%				62,707,326
Health care providers and services 6.2%
Centene Corp. (A)	5.375	06-01-26	3,350,000	3,370,938
Centene Corp.	6.125	02-15-24	3,190,000	3,317,281
DaVita, Inc.	5.125	07-15-24	4,575,000	4,403,438
Encompass Health Corp.	5.750	11-01-24	4,035,000	4,040,044
HCA, Inc.	5.250	06-15-26	2,735,000	2,752,094
HCA, Inc.	5.375	02-01-25	8,840,000	8,895,440
MEDNAX, Inc. (A)	5.250	12-01-23	4,580,000	4,522,750
MEDNAX, Inc. (A)	6.250	01-15-27	3,060,000	3,048,525
Select Medical Corp.	6.375	06-01-21	5,365,000	5,403,628
Team Health Holdings, Inc. (A)	6.375	02-01-25	4,985,000	4,112,625
Tenet Healthcare Corp.	6.750	06-15-23	2,700,000	2,666,250
Pharmaceuticals 2.1%
Bausch Health Companies, Inc. (A)	5.500	11-01-25	2,990,000	2,937,675
Endo Finance LLC (A)	5.375	01-15-23	3,074,000	2,528,365
Mallinckrodt International Finance SA (A)	5.500	04-15-25	3,295,000	2,623,644
Teva Pharmaceutical Finance Netherlands III BV	6.000	04-15-24	1,020,000	1,015,762
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28	2,855,000	2,911,253
Valeant Pharmaceuticals International (A)	9.250	04-01-26	3,905,000	4,157,614
Industrials 3.1%				23,663,344
Air freight and logistics 0.3%
Mexico City Airport Trust (A)	4.250	10-31-26	3,000,000	2,456,100
Building products 0.8%
Standard Industries, Inc. (A)	5.375	11-15-24	4,165,000	3,956,750
Standard Industries, Inc. (A)	6.000	10-15-25	1,960,000	1,911,000
Commercial services and supplies 0.7%
Tervita Escrow Corp. (A)	7.625	12-01-21	5,365,000	5,257,700
16	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering 0.6%
AECOM	5.125	03-15-27	3,275,000	$2,978,613
HC2 Holdings, Inc. (A)	11.500	12-01-21	2,005,000	1,887,206
Trading companies and distributors 0.7%
Avolon Holdings Funding, Ltd. (A)	5.125	10-01-23	2,740,000	2,729,725
United Rentals North America, Inc.	5.500	07-15-25	2,550,000	2,486,250
Information technology 6.2%				46,862,272
Electronic equipment, instruments and components 0.5%
TTM Technologies, Inc. (A)	5.625	10-01-25	4,300,000	4,106,500
IT services 1.4%
Banff Merger Sub, Inc. (A)	9.750	09-01-26	3,600,000	3,388,500
First Data Corp. (A)	5.750	01-15-24	2,725,000	2,735,219
Travelport Corporate Finance PLC (A)	6.000	03-15-26	4,450,000	4,394,375
Semiconductors and semiconductor equipment 1.1%
NXP BV (A)	4.625	06-01-23	5,455,000	5,349,282
Qorvo, Inc. (A)	5.500	07-15-26	3,220,000	3,123,400
Software 2.0%
Ascend Learning LLC (A)	6.875	08-01-25	2,500,000	2,425,000
CDK Global, Inc.	5.875	06-15-26	1,600,000	1,592,000
j2 Cloud Services LLC (A)	6.000	07-15-25	3,351,000	3,351,000
RP Crown Parent LLC (A)	7.375	10-15-24	3,394,000	3,440,668
Symantec Corp. (A)	5.000	04-15-25	4,250,000	4,114,383
Technology hardware, storage and peripherals 1.2%
Dell International LLC (A)	8.350	07-15-46	2,300,000	2,531,727
Seagate HDD Cayman	4.750	06-01-23	2,355,000	2,238,468
Western Digital Corp.	4.750	02-15-26	4,450,000	4,071,750
Materials 6.0%				44,843,815
Chemicals 1.0%
Ashland LLC	6.875	05-15-43	2,710,000	2,689,675
The Chemours Company	6.625	05-15-23	4,427,000	4,493,405
Containers and packaging 1.3%
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23	3,725,000	3,436,293
Reynolds Group Issuer, Inc.	5.750	10-15-20	2,926,705	2,923,047
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	3,200,000	3,192,000
Metals and mining 3.4%
Coeur Mining, Inc.	5.875	06-01-24	3,470,000	3,192,400
First Quantum Minerals, Ltd. (A)	7.250	05-15-22	5,075,000	4,910,063
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	2,450,000	2,205,000
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24	1,800,000	1,676,250
Freeport-McMoRan, Inc.	6.875	02-15-23	3,220,000	3,352,825
Teck Resources, Ltd.	6.250	07-15-41	6,675,000	6,583,219
Teck Resources, Ltd. (A)	8.500	06-01-24	3,300,000	3,576,375
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Paper and forest products 0.3%
Norbord, Inc. (A)	6.250	04-15-23		2,610,000	$2,613,263
Real estate 1.3%					9,941,850
Equity real estate investment trusts 0.6%
Equinix, Inc.	5.875	01-15-26		4,730,000	4,800,950
Real estate management and development 0.7%
Williams Scotsman International, Inc. (A)	7.875	12-15-22		5,090,000	5,140,900
Utilities 2.5%					18,782,696
Electric utilities 0.4%
Vistra Operations Company LLC (A)	5.500	09-01-26		2,950,000	2,902,063
Gas utilities 1.2%
AmeriGas Partners LP	5.500	05-20-25		2,900,000	2,686,125
AmeriGas Partners LP	5.625	05-20-24		4,150,000	3,942,500
AmeriGas Partners LP	5.750	05-20-27		2,650,000	2,394,143
Independent power and renewable electricity producers 0.9%
Clearway Energy Operating LLC	5.375	08-15-24		3,905,000	3,699,988

NRG Energy, Inc.	6.625	01-15-27		3,100,000	3,157,877
Convertible bonds 1.2%					$8,570,827
(Cost $9,438,738)
Communication services 0.7%					4,870,156
Entertainment 0.3%
DHX Media, Ltd. (A)	5.875	09-30-24	CAD	3,655,000	2,324,246
Media 0.4%
DISH Network Corp.	3.375	08-15-26		2,900,000	2,545,910
Consumer discretionary 0.2%					1,812,274
Internet and direct marketing retail 0.2%
Liberty Expedia Holdings, Inc. (A)	1.000	06-30-47		1,875,000	1,812,274
Information technology 0.3%					1,888,397
Semiconductors and semiconductor equipment 0.3%

Novellus Systems, Inc.	2.625	05-15-41		400,000	1,888,397
Capital preferred securities 0.2%					$1,719,545
(Cost $1,991,793)
Financials 0.2%					1,719,545
Diversified financial services 0.2%

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(E)	5.030	12-21-65		2,078,000	1,719,545
18	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Term loans (F) 5.5%				$40,988,629
(Cost $43,007,115)
Communication services 1.3%				9,722,227
Entertainment 0.3%
Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 4.500%)	6.850	07-03-26	2,300,000	2,265,500
Interactive media and services 0.7%
Ancestry.com Operations, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.600	10-19-23	3,331,320	3,289,679
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan (2 and 3 month LIBOR + 3.000%)	5.581	11-03-23	2,288,413	2,091,037
Media 0.3%
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B (1 month LIBOR + 4.000%)	6.345	05-04-22	2,253,472	2,076,011
Consumer discretionary 1.0%				7,320,541
Auto components 0.5%
American Tire Distributors, Inc., 2015 Term Loan (B)	0.000	09-01-21	3,396,124	2,910,648
American Tire Distributors, Inc., FILO DIP Term Loan (3 month LIBOR + 8.750%)	11.250	10-05-19	558,596	555,803
Hotels, restaurants and leisure 0.2%
Fontainebleau Las Vegas Holdings LLC, Delayed Draw Term Loan (B)(C)	0.000	06-06-19	757,938	0
Fontainebleau Las Vegas Holdings LLC, Term Loan B (B)(C)	0.000	06-06-19	1,618,638	0
Twin River Management Group, Inc., New Term Loan B (G)	TBD	07-10-20	1,300,000	1,291,875
Multiline retail 0.3%
Neiman Marcus Group, Ltd. LLC, 2020 Term Loan (1 month LIBOR + 3.250%)	5.568	10-25-20	2,961,140	2,562,215
Energy 0.1%				823,909
Oil, gas and consumable fuels 0.1%
FTS International, Inc., New Term Loan B (1 month LIBOR + 4.750%)	7.095	04-16-21	828,049	823,909
Health care 0.9%				6,822,750
Health care providers and services 0.9%
Concentra, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 6.500%)	8.820	06-01-23	3,000,000	3,003,750
Gentiva Health Services, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 7.000%)	9.375	07-02-26	3,800,000	3,819,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials 0.7%				$5,158,386
Aerospace and defense 0.7%
Jazz Acquisition, Inc., 1st Lien Term Loan (3 month LIBOR + 3.500%)	5.886	06-19-21	1,549,082	1,500,673
WP CPP Holdings LLC, 2018 Term Loan (1 and 3 month LIBOR + 3.750%)	6.280	04-30-25	3,690,000	3,657,713
Information technology 0.9%				6,364,167
IT services 0.4%
NeuStar, Inc., 2nd Lien Term Loan (1 month LIBOR + 8.000%)	10.345	08-08-25	2,674,258	2,594,030
Software 0.5%
Avaya, Inc., 2018 Term Loan B (1 and 2 month LIBOR + 4.250%)	6.608	12-15-24	1,836,125	1,809,501
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.595	04-16-25	554,552	540,788
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.595	04-16-25	1,455,986	1,419,848
Materials 0.2%				1,810,333
Construction materials 0.2%
Doncasters US Finance LLC, 2nd Lien Term Loan (3 month LIBOR + 8.250%)	10.636	10-09-20	2,361,293	1,810,333
Real estate 0.4%				2,966,316
Equity real estate investment trusts 0.4%

iStar, Inc., 2016 Term Loan B (1 month LIBOR + 2.750%)	5.059	06-28-23	2,992,500	2,966,316
Collateralized mortgage obligations 0.6%				$4,727,868
(Cost $1,471,421)
Commercial and residential 0.6%				4,727,868
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (A)(H)	3.912	04-10-28	1,500,000	1,484,423
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	77,797,518	849,541
Series 2007-4, Class ES IO	0.350	07-19-47	79,602,594	1,197,263

Series 2007-6, Class ES IO (A)	0.342	08-19-37	67,591,562	1,196,641
Asset backed securities 0.4%				$2,921,651
(Cost $2,855,950)
Asset backed securities 0.4%				2,921,651
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	591,000	595,162
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	2,264,950	2,326,489

20	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 0.3%		$2,383,020
(Cost $9,348,259)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (C)(I)	560,094	0
Energy 0.0%		0
Energy equipment and services 0.0%
TPT Acquisition, Inc. (C)(I)	2,560	0
Health care 0.2%		1,289,444
Pharmaceuticals 0.2%
Allergan PLC	8,234	1,289,444
Information technology 0.1%		1,093,576
Software 0.1%

Avaya Holdings Corp. (I)	70,236	1,093,576
Preferred securities 2.1%		$15,331,813
(Cost $17,710,394)
Energy 0.1%		692,900
Energy equipment and services 0.1%
Nabors Industries, Ltd., 6.000%	26,650	692,900
Financials 0.6%		4,352,850
Banks 0.6%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.401% (E)	170,700	4,352,850
Industrials 0.3%		2,061,271
Machinery 0.3%
Glasstech, Inc., Series A (C)(I)	144	107,710
Glasstech, Inc., Series B (C)(I)	4,475	1,953,561
Utilities 1.1%		8,224,792
Multi-utilities 1.1%

Dominion Energy, Inc., 6.750%	106,000	5,135,700

DTE Energy Company, 6.500%	56,360	3,089,092
Warrants 0.0%		$227,093
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (I)	64,618	226,163

Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (I)	17,215	930

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$180
(Cost $290,749)
Seventy Seven Energy, Inc. (C)(I)	6.500	07-15-22	3,130,000	180

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.1%				$16,039,000
(Cost $16,038,559)
U.S. Government Agency 0.5%				3,934,000
Federal Agricultural Mortgage Corp. Discount Note	2.050	12-03-18	957,000	957,000
Federal Home Loan Bank Discount Note	2.050	12-03-18	2,977,000	2,977,000

	Par value^	Value
Repurchase agreement 1.6%		12,105,000
Barclays Tri-Party Repurchase Agreement dated 11-30-18 at 2.260% to be repurchased at $11,650,194 on 12-3-18, collateralized by $11,239,800 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-20 (valued at $11,883,247, including interest)	11,648,000	11,648,000
Repurchase Agreement with State Street Corp. dated 11-30-18 at 1.050% to be repurchased at $457,040 on 12-3-18, collateralized by $480,000 U.S. Treasury Notes, 2.125% due 12-31-22 (valued at $470,574, including interest)	457,000	457,000

Total investments (Cost $777,461,079) 98.5%	$740,529,329
Other assets and liabilities, net 1.5%	11,560,224
Total net assets 100.0%	$752,089,553

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CAD	Canadian Dollar

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $337,089,185 or 44.8% of the fund's net assets as of 11-30-18.
(B)	Non-income producing - Issuer is in default.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
22	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(I)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	2,777,396	USD	2,101,859	JPMorgan Chase Bank N.A.	12/19/2018	—	$(10,544)
CAD	390,000	USD	300,159	Royal Bank of Canada	12/19/2018	—	(6,498)
USD	1,228,505	CAD	1,583,542	JPMorgan Chase Bank N.A.	12/19/2018	$36,134	—
USD	343,207	CAD	443,766	Morgan Stanley Capital Services, Inc.	12/19/2018	9,061	—
USD	881,472	CAD	1,140,088	Toronto Dominion Bank	12/19/2018	23,013	—
USD	2,272,241	CAD	2,997,396	JPMorgan Chase Bank N.A.	3/20/2019	10,948	—
USD	67,789	CAD	90,000	State Street Bank and Trust Company	3/20/2019	—	(109)
						$79,156	$(17,151)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Citibank N.A.	D.R. Horton, Inc.	5,000,000	USD	$ 5,000,000	1.000%	Quarterly	Dec 2023	$ (59,587)	$ 82,545	$ 22,958
Morgan Stanley Capital Services LLC	AT&T, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(36,513)	73,095	36,582
Morgan Stanley Capital Services LLC	AT&T, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(27,348)	37,402	10,054
Morgan Stanley Capital Services LLC	Best Buy Company, Inc.	5,000,000	USD	5,000,000	5.000%	Quarterly	Dec 2023	(962,801)	(5,050)	(967,851)
Morgan Stanley Capital Services LLC	Southwest Airlines Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(121,096)	16,498	(104,598)
Morgan Stanley Capital Services LLC	Target Corp.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(141,904)	12,437	(129,467)
Morgan Stanley Capital Services LLC	Target Corp.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(137,139)	(18,856)	(155,995)
Morgan Stanley Capital Services LLC	The Walt Disney Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2023	(139,519)	(22,091)	(161,610)
				$40,000,000				$(1,625,907)	$175,980	$(1,449,927)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
USD	U.S. Dollar
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $777,951,180. Net unrealized depreciation aggregated to $38,809,773, of which $11,261,413 related to gross unrealized appreciation and $50,071,186 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
24	JOHN HANCOCK HIGH YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $777,461,079)	$740,529,329
Swap contracts, at value (net unamortized upfront payment of $(123,448))	69,594
Unrealized appreciation on forward foreign currency contracts	79,156
Cash	727
Foreign currency, at value (Cost $965)	938
Collateral segregated at custodian for OTC derivative contracts	1,650,000
Dividends and interest receivable	12,181,937
Receivable for fund shares sold	1,353,646
Receivable for investments sold	3,724,283
Other assets	87,183
Total assets	759,676,793
Liabilities
Unrealized depreciation on forward foreign currency contracts	17,151
Swap contracts, at value (net unamortized upfront payment of $(1,502,459))	1,519,521
Distributions payable	201,873
Payable for investments purchased	4,040,156
Payable for fund shares repurchased	1,499,352
Payable to affiliates
Accounting and legal services fees	48,643
Transfer agent fees	48,056
Distribution and service fees	3,721
Trustees' fees	1,847
Other liabilities and accrued expenses	206,920
Total liabilities	7,587,240
Net assets	$752,089,553
Net assets consist of
Paid-in capital	$1,362,387,533
Accumulated distributable earnings (accumulated loss)	(610,297,980)
Net assets	$752,089,553

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($305,626,256 ÷ 92,566,788 shares)[1]	$3.30
Class B ($4,371,980 ÷ 1,322,155 shares)[1]	$3.31
Class C ($61,505,368 ÷ 18,630,126 shares)[1]	$3.30
Class I ($110,187,050 ÷ 33,411,406 shares)	$3.30
Class R6 ($19,241,191 ÷ 5,840,351 shares)	$3.29
Class NAV ($251,157,708 ÷ 76,184,554 shares)	$3.30
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.44

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK High Yield Fund	25

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$26,593,789
Dividends	484,824
Total investment income	27,078,613
Expenses
Investment management fees	2,088,455
Distribution and service fees	772,947
Accounting and legal services fees	80,443
Transfer agent fees	310,642
Trustees' fees	7,161
Custodian fees	69,806
State registration fees	43,601
Printing and postage	43,412
Professional fees	47,985
Other	17,984
Total expenses	3,482,436
Less expense reductions	(34,047)
Net expenses	3,448,389
Net investment income	23,630,224
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(428,481)
Futures contracts	49,462
Forward foreign currency contracts	44,067
Swap contracts	(183,024)
(517,976)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(25,811,665)
Futures contracts	120,433
Forward foreign currency contracts	17,418
Swap contracts	251,309
(25,422,505)
Net realized and unrealized gain (loss)	(25,940,481)
Decrease in net assets from operations	$(2,310,257)

26	JOHN HANCOCK High Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$23,630,224	$52,779,507
Net realized gain (loss)	(517,976)	12,357,392
Change in net unrealized appreciation (depreciation)	(25,422,505)	(48,258,457)
Increase (decrease) in net assets resulting from operations	(2,310,257)	16,878,442
Distributions to shareholders
From net investment income and net realized gain
Class A	(8,963,434)	—
Class B	(130,574)	—
Class C	(1,592,792)	—
Class I	(3,783,979)	—
Class R6	(610,764)	—
Class NAV	(7,886,258)	—
From net investment income
Class A	—	(18,271,949)
Class B	—	(452,862)
Class C	—	(4,900,372)
Class I	—	(10,116,471)
Class R6	—	(764,875)
Class NAV	—	(16,737,418)
Total distributions	(22,967,801)	(51,243,947)
From fund share transactions	(83,816,997)	(122,540,733)
Total decrease	(109,095,055)	(156,906,238)
Net assets
Beginning of period	861,184,608	1,018,090,846
End of period[1]	$752,089,553	$861,184,608

[1]	Net assets - End of period includes undistributed net investment income of $2,240,659 in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK High Yield Fund	27

Financial highlights
CLASS A SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.41	$3.54	$3.32	$3.62	$3.94	$3.90
Net investment income[2]	0.10	0.19	0.19	0.20	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.12)	(0.13)	0.23	(0.28)	(0.29)	0.06
Total from investment operations	(0.02)	0.06	0.42	(0.08)	(0.07)	0.30
Less distributions
From net investment income	(0.09)	(0.19)	(0.20)	(0.22)	(0.25)	(0.26)
Net asset value, end of period	$3.30	$3.41	$3.54	$3.32	$3.62	$3.94
Total return (%)[3,4]	(0.53) [5]	1.60	13.10	(2.03)	(1.77)	8.00
Ratios and supplemental data
Net assets, end of period (in millions)	$306	$336	$367	$258	$321	$383
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94 [6]	0.94	0.96	0.97	0.95	0.98
Expenses including reductions	0.94 [6]	0.93	0.96	0.96	0.94	0.97
Net investment income	5.65 [6]	5.50	5.58	6.01	5.84	6.25
Portfolio turnover (%)	26	52	65 [7]	89	80	75 [7]

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
28	JOHN HANCOCK High Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.42	$3.54	$3.32	$3.63	$3.94	$3.90
Net investment income[2]	0.08	0.17	0.17	0.17	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.11)	(0.13)	0.23	(0.29)	(0.28)	0.06
Total from investment operations	(0.03)	0.04	0.40	(0.12)	(0.09)	0.27
Less distributions
From net investment income	(0.08)	(0.16)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$3.31	$3.42	$3.54	$3.32	$3.63	$3.94
Total return (%)[3,4]	(0.89) [5]	1.14	12.23	(3.07)	(2.27)	7.20
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$7	$14	$19	$29	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69 [6]	1.69	1.72	1.74	1.74	1.75
Expenses including reductions	1.69 [6]	1.68	1.71	1.73	1.74	1.75
Net investment income	4.88 [6]	4.74	4.85	5.22	5.07	5.49
Portfolio turnover (%)	26	52	65 [7]	89	80	75 [7]

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK High Yield Fund	29

CLASS C SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.41	$3.54	$3.31	$3.62	$3.94	$3.90
Net investment income[2]	0.08	0.17	0.17	0.18	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.11)	(0.14)	0.24	(0.30)	(0.29)	0.06
Total from investment operations	(0.03)	0.03	0.41	(0.12)	(0.10)	0.27
Less distributions
From net investment income	(0.08)	(0.16)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$3.30	$3.41	$3.54	$3.31	$3.62	$3.94
Total return (%)[3,4]	(0.90) [5]	0.84	12.26	(2.77)	(2.51)	7.21
Ratios and supplemental data
Net assets, end of period (in millions)	$62	$72	$121	$79	$100	$123
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69 [6]	1.69	1.71	1.73	1.71	1.73
Expenses including reductions	1.69 [6]	1.68	1.71	1.72	1.70	1.72
Net investment income	4.89 [6]	4.75	4.83	5.26	5.09	5.50
Portfolio turnover (%)	26	52	65 [7]	89	80	75 [7]

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
30	JOHN HANCOCK High Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.41	$3.53	$3.31	$3.62	$3.93	$3.90
Net investment income[2]	0.10	0.20	0.20	0.21	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.11)	(0.12)	0.23	(0.29)	(0.28)	0.05
Total from investment operations	(0.01)	0.08	0.43	(0.08)	(0.05)	0.30
Less distributions
From net investment income	(0.10)	(0.20)	(0.21)	(0.23)	(0.26)	(0.27)
Net asset value, end of period	$3.30	$3.41	$3.53	$3.31	$3.62	$3.93
Total return (%)[3]	(0.41) [4]	2.14	13.42	(2.07)	(1.28)	8.05
Ratios and supplemental data
Net assets, end of period (in millions)	$110	$147	$212	$34	$45	$58
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72 [5]	0.69	0.70	0.72	0.75	0.72
Expenses including reductions	0.71 [5]	0.68	0.69	0.71	0.72	0.72
Net investment income	5.87 [5]	5.72	5.81	6.24	6.05	6.44
Portfolio turnover (%)	26	52	65 [6]	89	80	75 [6]

[1]	Six months ended 11-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK High Yield Fund	31

CLASS R6 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17 [2]
Per share operating performance
Net asset value, beginning of period	$3.40	$3.53	$3.46
Net investment income[3]	0.10	0.21	0.11
Net realized and unrealized gain (loss) on investments	(0.11)	(0.14)	0.08
Total from investment operations	(0.01)	0.07	0.19
Less distributions
From net investment income	(0.10)	(0.20)	(0.12)
Net asset value, end of period	$3.29	$3.40	$3.53
Total return (%)[4]	(0.36) [5]	1.95	5.73 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$21	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60 [6]	0.59	0.61 [6]
Expenses including reductions	0.59 [6]	0.58	0.58 [6]
Net investment income	5.99 [6]	5.90	5.68 [6]
Portfolio turnover (%)	26	52	65 [7,8]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 10-31-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
32	JOHN HANCOCK High Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$3.41	$3.53	$3.31	$3.62	$3.93	$3.85
Net investment income[3]	0.10	0.20	0.21	0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.11)	(0.12)	0.23	(0.29)	(0.27)	0.10
Total from investment operations	(0.01)	0.08	0.44	(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.10)	(0.20)	(0.22)	(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.30	$3.41	$3.53	$3.31	$3.62	$3.93
Total return (%)[4]	(0.34) [5]	2.25	13.56	(1.93)	(1.11)	6.62 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$251	$279	$302	$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58 [6]	0.58	0.59	0.59	0.56	0.56 [6]
Expenses including reductions	0.57 [6]	0.57	0.58	0.58	0.55	0.55 [6]
Net investment income	6.00 [6]	5.86	5.97	6.39	6.24	6.39 [6]
Portfolio turnover (%)	26	52	65 [7]	89	80	75 [7,8]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class NAV shares is 10-21-13.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK High Yield Fund	33

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       34

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2018, by major security category or type:

	Total value at 11-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$647,619,703	—	$647,619,703	—
Convertible bonds	8,570,827	—	8,570,827	—
Capital preferred securities	1,719,545	—	1,719,545	—
Term loans	40,988,629	—	40,988,629	—
Collateralized mortgage obligations	4,727,868	—	4,727,868	—
Asset backed securities	2,921,651	—	2,921,651	—
Common stocks	2,383,020	$2,383,020	—	—
Preferred securities	15,331,813	13,270,542	—	$2,061,271
Warrants	227,093	930	226,163	—
Escrow certificates	180	—	—	180
Short-term investments	16,039,000	—	16,039,000	—
Total investments in securities	$740,529,329	$15,654,492	$722,813,386	$2,061,451
Derivatives:
Assets
Forward foreign currency contracts	$79,156	—	$79,156	—
Swap contracts	69,594	—	69,594	—
Liabilities
Forward foreign currency contracts	(17,151)	—	(17,151)	—
Swap contracts	(1,519,521)	—	(1,519,521)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       35

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,952.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2018, the fund has a capital loss carryforward of $574,213,020 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2018:

Capital loss carryforward expiring at May 31	No expiration date
2019	Short-term	Long-term
$104,329,868	$18,458,697	$451,424,455

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

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period. Book-tax differences are primarily attributable to wash sale deferrals, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2018, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging up to $11.4 million, as measured at each quarter end. There were no open futures contracts as of November 30, 2018.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       38

currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2018, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $7.2 million to $8.0 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended November 30, 2018, the fund used purchased options contracts to manage against anticipated currency exchange rates. The fund held purchased options contracts with market values ranging up to $9, as measured at each quarter end. There were no open purchased options contracts as of November 30, 2018.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

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Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended November 30, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $35.0 million to $40.0 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$79,156	($17,151)
Credit	Swap contracts, at value	Credit default swaps	$69,594	(1,519,521)
Total			$148,750	($1,536,672)

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	(183,024)	($183,024)
Foreign currency	($97,679)	—	44,067	—	(53,612)
Interest rate	—	$49,462	—	—	49,462
Total	($97,679)	$49,462	$44,067	($183,024)	($187,174)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	$251,309	$251,309

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Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Foreign currency	97,670	—	17,418	—	$115,088
Interest rate	—	120,433	—	—	120,433
Total	$97,670	$120,433	$17,418	$251,309	$486,830
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% of average daily net assets (on an annualized basis) for Class I shares, excluding certain expenses such as taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs, short dividend expense, and fees under any agreements or plans of the fund dealing with services for shareholders and others with beneficial interest in shares of the fund. The current expense limitation agreement for Class I will expire on September 30, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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For the six months ended November 30, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$13,512	Class R6	$866
Class B	229	Class NAV	11,160
Class C	2,784	Total	$34,047
Class I	5,496

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $113,379 for the six months ended November 30, 2018. Of this amount, $14,355 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $85,549 was paid as sales commissions to broker-dealers and $13,475 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through December 31, 2018.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2018, CDSCs received by the Distributor amounted to $38, $1,578 and $623 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated

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monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$408,564	$181,131
Class B	27,711	3,071
Class C	336,672	37,373
Class I	—	87,723
Class R6	—	1,344
Total	$772,947	$310,642

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2018 and for the year ended May 31, 2018 were as follows:

		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,150,596	$14,139,675	16,640,462	$57,663,061
Distributions reinvested	2,299,213	7,808,811	4,545,509	15,903,188
Repurchased	(12,256,429)	(41,694,682)	(26,607,456)	(93,148,427)
Net decrease	(5,806,620)	$(19,746,196)	(5,421,485)	$(19,582,178)
Class B shares
Sold	16,379	$56,135	57,483	$202,709
Distributions reinvested	35,466	120,688	118,901	417,136
Repurchased	(649,206)	(2,216,090)	(2,066,838)	(7,250,467)
Net decrease	(597,361)	$(2,039,267)	(1,890,454)	$(6,630,622)
Class C shares
Sold	480,761	$1,634,116	1,269,705	$4,445,607
Distributions reinvested	452,836	1,537,450	1,350,331	4,723,891
Repurchased	(3,284,798)	(11,190,728)	(15,931,456)	(55,246,882)
Net decrease	(2,351,201)	$(8,019,162)	(13,311,420)	$(46,077,384)
Class I shares
Sold	3,491,397	$11,846,140	28,228,712	$98,496,919
Distributions reinvested	1,103,049	3,742,077	2,846,948	9,950,488
Repurchased	(14,277,659)	(48,592,040)	(47,955,717)	(166,847,158)
Net decrease	(9,683,213)	$(33,003,823)	(16,880,057)	$(58,399,751)

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		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	794,581	$2,702,354	6,727,656	$23,669,301
Distributions reinvested	176,795	599,055	214,024	741,234
Repurchased	(1,326,527)	(4,495,540)	(1,243,645)	(4,307,952)
Net increase (decrease)	(355,151)	$(1,194,131)	5,698,035	$20,102,583
Class NAV shares
Sold	717,782	$2,392,766	1,979,680	$6,911,847
Distributions reinvested	2,326,164	7,886,258	4,794,225	16,737,419
Repurchased	(8,850,313)	(30,093,442)	(10,223,588)	(35,602,647)
Net decrease	(5,806,367)	$(19,814,418)	(3,449,683)	$(11,953,381)
Total net decrease	(24,599,913)	$(83,816,997)	(35,255,064)	$(122,540,733)

Affiliates of the fund owned 4% and 100% of Class R6 and Class NAV shares, respectively, on November 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $210,465,238 and $303,846,951, respectively, for the six months ended November 30, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2018, funds within the John Hancock group of funds complex held 32.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	12.8%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.6%

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       44

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       45

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods and underperformed its peer group average for ten-year period ended December 31, 2017.The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group average for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structures contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       49

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the fund's subadvisory fees are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF691702	57SA 11/18 1/19

John Hancock

Global Short Duration Credit Fund

Semiannual report 11/30/18

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
29	Continuation of investment advisory and subadvisory agreements
35	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Portfolio summary

PORTFOLIO COMPOSITION AS OF 11/30/18 (%)

QUALITY COMPOSITION AS OF 11/30/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

SECTOR COMPOSITION AS OF 11/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
4	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class NAV	Actual expenses/actual returns	$1,000.00	$ 996.00	$4.10	0.82%
	Hypothetical example	1,000.00	1,021.00	4.15	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	5

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 1.4%					$3,593,872
(Cost $4,053,544)
Argentina 0.3%					748,510
Republic of Argentina Bond	5.875	01-11-28		1,000,000	748,510
Brazil 0.2%					543,897
Federative Republic of Brazil Note	10.000	01-01-23	BRL	1,960,000	543,897
Italy 0.4%					1,024,566
Republic of Italy Bond	0.050	04-15-21	EUR	930,000	1,024,566
Mexico 0.5%					1,276,899

Government of Mexico Bond	10.000	12-05-24	MXN	24,827,500	1,276,899
Corporate bonds 74.4%					$197,814,959
(Cost $210,428,119)
Argentina 2.0%					5,282,316
Cablevision SA (A)	6.500	06-15-21		2,395,000	2,326,766
Transportadora de Gas del Sur SA (A)	6.750	05-02-25		1,030,000	963,050
YPF SA (A)	8.500	03-23-21		2,000,000	1,992,500
Australia 2.5%					6,579,980
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (B)	6.750	06-15-26		600,000	598,500
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22		1,750,000	1,680,000
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24		950,000	884,688
Shandong Energy Australia Pty, Ltd.	4.550	07-26-20		2,400,000	2,316,602
Westpac Banking Corp. (5.000% to 9-21-27, then 5 Year U.S. ISDAFIX + 2.888%) (B)	5.000	09-21-27		1,300,000	1,100,190
Brazil 3.6%					9,619,608
Banco BTG Pactual SA (A)	5.750	09-28-22		2,520,000	2,408,364
Banco do Brasil SA (A)	4.875	04-19-23		960,000	948,480
Banco do Brasil SA (A)	5.375	01-15-21		1,500,000	1,522,515
Braskem Finance, Ltd. (A)	5.750	04-15-21		1,000,000	1,026,050
Natura Cosmeticos SA (A)	5.375	02-01-23		1,590,000	1,560,203
Odebrecht Offshore Drilling Finance, Ltd. (A)	6.720	12-01-22		191,027	178,613
Odebrecht Offshore Drilling Finance, Ltd. (1.000% Cash or 6.720% PIK) (A)	7.720	12-01-26		660,634	184,978
Odebrecht Oil & Gas Finance, Ltd. (A)(B)	0.000	12-31-18		100,959	1,189
Petrobras Global Finance BV	4.375	05-20-23		1,870,000	1,789,216
Canada 1.5%					4,096,025
First Quantum Minerals, Ltd. (A)	7.250	05-15-22		1,050,000	1,015,875
6	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Canada (continued)
goeasy, Ltd. (A)	7.875	11-01-22	1,590,000	$1,629,750
Tervita Escrow Corp. (A)	7.625	12-01-21	1,480,000	1,450,400
Cayman Islands 0.3%				647,563
Avolon Holdings Funding, Ltd. (A)	5.125	10-01-23	650,000	647,563
China 11.8%				31,355,650
Bank of Communications Company, Ltd. (3 month LIBOR + 0.780%) (C)	3.396	05-15-20	700,000	700,214
Central China Real Estate, Ltd.	6.500	03-05-21	1,800,000	1,678,950
Central China Real Estate, Ltd.	6.875	10-23-20	1,500,000	1,450,641
Central China Real Estate, Ltd.	8.000	01-28-20	400,000	396,626
China SCE Group Holdings, Ltd.	5.875	03-10-22	2,400,000	2,064,466
Chinalco Capital Holdings, Ltd.	4.000	08-25-21	1,200,000	1,152,469
CNOOC Finance 2011, Ltd.	4.250	01-26-21	2,400,000	2,424,437
Country Garden Holdings Company, Ltd.	4.750	01-17-23	2,700,000	2,323,672
Guangxi Financial Investment Group Company, Ltd.	5.750	01-23-21	1,300,000	1,118,728
Health & Happiness H&H International Holdings, Ltd.	7.250	06-21-21	793,000	801,024
Health & Happiness H&H International Holdings, Ltd. (A)	7.250	06-21-21	920,000	929,290
Hilong Holding, Ltd.	7.250	06-22-20	2,000,000	1,773,284
HNA Ecotech Panorama Cayman Company, Ltd. (A)	8.000	04-15-21	1,000,000	940,500
KWG Group Holdings, Ltd.	5.875	11-10-24	500,000	396,709
KWG Group Holdings, Ltd.	8.975	01-14-19	1,000,000	1,001,504
Powerlong Real Estate Holdings, Ltd.	6.950	04-17-21	2,000,000	1,797,780
Rock International Investment, Inc.	6.625	03-27-20	2,100,000	1,612,034
Times China Holdings, Ltd.	7.850	06-04-21	2,400,000	2,279,184
West China Cement, Ltd.	6.500	09-11-19	2,357,016	2,363,043
Yingde Gases Investment, Ltd. (A)	6.250	01-19-23	2,400,000	2,209,186
Yuzhou Properties Company, Ltd.	6.000	01-25-22	2,200,000	1,941,909
Costa Rica 0.7%				1,896,245
Instituto Costarricense de Electricidad (A)	6.950	11-10-21	1,965,000	1,896,245
France 0.7%				1,777,935
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(B)	7.875	01-23-24	600,000	605,785
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(B)	7.375	09-13-21	1,190,000	1,172,150
Guatemala 0.8%				2,239,723
Comunicaciones Celulares SA (A)	6.875	02-06-24	2,195,000	2,239,723
Hong Kong 5.0%				13,317,246
Concord New Energy Group, Ltd.	7.900	01-23-21	2,200,000	2,018,432
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	7

	Rate (%)	Maturity date		Par value^	Value
Hong Kong (continued)
Lenovo Perpetual Securities, Ltd. (5.375% to 3-16-22, then 5 Year CMT + 6.257%) (B)	5.375	03-16-22		2,000,000	$1,732,914
Shandong Iron and Steel Xinheng International Company, Ltd.	6.500	06-14-21		800,000	748,603
Studio City Finance, Ltd.	8.500	12-01-20		2,500,000	2,500,250
Weichai International Hong Kong Energy Group Company, Ltd. (3.750% to 9-14-22, then 5 Year CMT + 6.084%) (B)	3.750	09-14-22		1,800,000	1,629,758
Yancoal International Resources Development Company, Ltd. (5.750% to 4-13-20, then 3 Year CMT + 8.300%) (B)	5.750	04-13-20		2,500,000	2,467,298
Zoomlion HK SPV Company, Ltd.	6.125	12-20-22		2,400,000	2,219,991
India 0.9%					2,419,014
HPCL-Mittal Energy, Ltd.	5.250	04-28-27		1,500,000	1,322,514
Vedanta Resources PLC	7.125	05-31-23		1,200,000	1,096,500
Indonesia 1.5%					4,078,754
ABM Investama Tbk PT (A)	7.125	08-01-22		3,200,000	2,857,862
Pertamina Persero PT	6.450	05-30-44		1,200,000	1,220,892
Ireland 0.5%					1,209,974
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		1,200,000	1,209,974
Luxembourg 2.5%					6,498,889
Altice Luxembourg SA (A)	7.750	05-15-22		975,000	928,688
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23		1,955,000	1,803,488
Avation Capital SA (A)	6.500	05-15-21		1,240,000	1,243,100
Intelsat Connect Finance SA (A)	9.500	02-15-23		375,000	350,625
Intelsat Jackson Holdings SA	5.500	08-01-23		1,185,000	1,045,763
Intelsat Jackson Holdings SA (A)	8.500	10-15-24		595,000	589,110
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	2,100,000	538,115
Macau 0.8%					2,197,282
Sands China, Ltd. (A)	5.400	08-08-28		2,300,000	2,197,282
Malaysia 0.6%					1,579,635
Press Metal Labuan, Ltd.	4.800	10-30-22		1,700,000	1,579,635
Mauritius 0.8%					2,104,148
Greenko Investment Company	4.875	08-16-23		1,000,000	891,500
HT Global IT Solutions Holdings, Ltd.	7.000	07-14-21		1,200,000	1,212,648
Mexico 5.2%					13,872,461
America Movil SAB de CV	6.000	06-09-19	MXN	68,110,000	3,282,499
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	551,130
8	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		1,115,000	$1,052,292
Cemex SAB de CV (A)	6.125	05-05-25		1,080,000	1,036,476
Credito Real SAB de CV (A)	7.250	07-20-23		1,500,000	1,425,000
Credito Real SAB de CV (9.125% to 11-29-22, then 10 Year CMT + 7.026%) (A)(B)	9.125	11-29-22		1,630,000	1,509,380
Cydsa SAB de CV (A)	6.250	10-04-27		650,000	586,632
Petroleos Mexicanos	5.375	03-13-22		1,600,000	1,566,240
Petroleos Mexicanos	5.500	01-21-21		445,000	443,220
Petroleos Mexicanos	6.000	03-05-20		695,000	704,417
Petroleos Mexicanos (A)	7.650	11-24-21	MXN	7,630,000	344,400
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25		1,470,000	1,370,775
Netherlands 3.6%					9,651,949
Braskem Netherlands Finance BV (A)	3.500	01-10-23		980,000	923,160
Darling Global Finance BV (A)	3.625	05-15-26	EUR	1,020,000	1,157,629
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (B)	6.000	04-16-20		2,340,000	2,292,264
Jababeka International BV	6.500	10-05-23		2,300,000	1,859,355
Listrindo Capital BV	4.950	09-14-26		1,000,000	890,000
NXP BV (A)	4.625	06-01-23		1,125,000	1,103,198
PB International BV	7.625	01-26-22		1,500,000	1,426,343
Peru 0.3%					808,480
Banco de Credito del Peru (A)	4.850	10-30-20	PEN	2,735,000	808,480
Russia 0.8%					2,232,214
ALROSA Finance SA (A)	7.750	11-03-20		850,000	896,490
Severstal OAO (A)	5.900	10-17-22		1,310,000	1,335,724
Singapore 3.0%					8,005,751
ABJA Investment Company Pte, Ltd.	5.950	07-31-24		1,800,000	1,760,976
Alam Synergy Pte, Ltd.	6.625	04-24-22		1,000,000	828,675
Indika Energy Capital III Pte, Ltd.	5.875	11-09-24		1,000,000	883,594
Indika Energy Capital III Pte, Ltd. (A)	5.875	11-09-24		1,400,000	1,237,032
TBG Global Pte, Ltd.	5.250	02-10-22		1,800,000	1,748,527
TBLA International Pte, Ltd.	7.000	01-24-23		1,800,000	1,546,947
South Africa 0.5%					1,437,939
AngloGold Ashanti Holdings PLC	5.375	04-15-20		1,425,000	1,437,939
South Korea 0.7%					1,939,062
Woori Bank (5.250% to 5-16-22, then 5 Year CMT + 3.347%) (A)(B)	5.250	05-16-22		2,000,000	1,939,062
Switzerland 0.4%					1,053,000
Transocean Pontus, Ltd. (A)	6.125	08-01-25		1,080,000	1,053,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	9

	Rate (%)	Maturity date		Par value^	Value
Taiwan 0.4%					$1,078,532
WTT Investment, Ltd. (A)	5.500	11-21-22		1,100,000	1,078,532
Turkey 0.5%					1,233,353
QNB Finansbank AS (A)	4.875	05-19-22		1,340,000	1,233,353
United Arab Emirates 0.6%					1,511,381
Dubai Electricity & Water Authority (A)	7.375	10-21-20		475,000	507,452
Oztel Holdings SPC, Ltd. (A)	5.625	10-24-23		1,030,000	1,003,929
United Kingdom 2.0%					5,326,626
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (B)	7.750	09-15-23		1,080,000	1,005,350
HSBC Holdings PLC (6.250% to 3-23-23, then 5 Year U.S. ISDAFIX + 3.453%) (B)	6.250	03-23-23		1,975,000	1,863,215
Liquid Telecommunications Financing PLC (A)	8.500	07-13-22		810,000	811,956
Mclaren Finance PLC (A)	5.750	08-01-22		790,000	724,255
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (B)	8.625	08-15-21		895,000	921,850
United States 19.9%					52,764,224
American Tire Distributors, Inc. (A)(D)	10.250	03-01-22		220,000	38,500
Antero Resources Corp.	5.125	12-01-22		1,300,000	1,274,000
Archrock Partners LP	6.000	10-01-22		1,685,000	1,642,875
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25		795,000	502,838
Banff Merger Sub, Inc. (A)	9.750	09-01-26		845,000	795,356
Bausch Health Companies, Inc. (A)	4.500	05-15-23	EUR	660,000	732,171
BBVA Bancomer SA (A)	6.500	03-10-21		930,000	949,530
Blue Racer Midstream LLC (A)	6.125	11-15-22		1,720,000	1,702,800
Cablevision Systems Corp.	5.875	09-15-22		1,325,000	1,325,000
CCO Holdings LLC	5.125	02-15-23		1,180,000	1,171,150
Chesapeake Energy Corp.	7.000	10-01-24		1,100,000	1,023,000
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22		650,000	659,945
Consolidated Communications, Inc.	6.500	10-01-22		1,820,000	1,697,150
CSI Compressco LP	7.250	08-15-22		2,300,000	2,110,250
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43		1,060,000	890,400
Diamondback Energy, Inc. (A)	4.750	11-01-24		750,000	727,500
Eldorado Resorts, Inc.	7.000	08-01-23		1,215,000	1,269,675
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24		900,000	963,000
Endo Finance LLC (A)	5.375	01-15-23		710,000	583,975
Energy Transfer Operating LP (6.250% to 2-15-23, then 3 month LIBOR + 4.028%) (B)	6.250	02-15-23		1,300,000	1,144,000
Freedom Mortgage Corp. (A)	8.125	11-15-24		1,440,000	1,278,000
Frontier Communications Corp.	7.125	01-15-23		910,000	586,950
10	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (B)	5.000	01-21-21	1,610,000	$1,279,950
Group 1 Automotive, Inc. (A)	5.250	12-15-23	1,345,000	1,301,288
HC2 Holdings, Inc. (A)	11.500	12-01-21	465,000	437,681
HCA Healthcare, Inc.	6.250	02-15-21	660,000	681,450
HCA, Inc.	7.500	02-15-22	590,000	637,200
Intrepid Aviation Group Holdings LLC (A)	8.500	08-15-21	1,150,000	1,152,875
iStar, Inc.	4.625	09-15-20	690,000	683,963
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	1,000,000	1,000,000
Laredo Petroleum, Inc.	6.250	03-15-23	1,295,000	1,207,588
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	485,000	488,638
MDC Partners, Inc. (A)	6.500	05-01-24	1,250,000	1,062,500
MEDNAX, Inc. (A)	5.250	12-01-23	790,000	780,125
Murphy Oil Corp.	4.000	06-01-22	1,000,000	952,605
National CineMedia LLC	6.000	04-15-22	1,405,000	1,410,269
Newfield Exploration Company	5.750	01-30-22	985,000	1,004,700
Oasis Petroleum, Inc.	6.875	03-15-22	643,000	634,963
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (B)	6.125	11-15-22	960,000	864,000
Platform Specialty Products Corp. (A)	6.500	02-01-22	595,000	606,156
Qorvo, Inc.	7.000	12-01-25	270,000	288,225
Revlon Consumer Products Corp.	5.750	02-15-21	950,000	769,500
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	650,000	648,375
Rite Aid Corp. (A)	6.125	04-01-23	1,015,000	872,900
Select Medical Corp.	6.375	06-01-21	1,000,000	1,007,200
Simmons Foods, Inc. (A)	5.750	11-01-24	550,000	412,500
Simmons Foods, Inc. (A)	7.750	01-15-24	420,000	428,400
Stearns Holdings LLC (A)	9.375	08-15-20	460,000	435,850
Tallgrass Energy Partners LP (A)	4.750	10-01-23	1,000,000	988,750
Tapstone Energy LLC (A)	9.750	06-01-22	425,000	346,906
Team Health Holdings, Inc. (A)	6.375	02-01-25	615,000	507,375
The Chemours Company	6.625	05-15-23	995,000	1,009,925
Tribune Media Company	5.875	07-15-22	1,115,000	1,128,938
Uber Technologies, Inc. (A)	8.000	11-01-26	1,150,000	1,127,000
Whiting Petroleum Corp.	5.750	03-15-21	930,000	918,375
Williams Scotsman International, Inc. (A)	7.875	12-15-22	1,405,000	1,419,050
Windstream Services LLC (A)	6.375	08-01-23	2,280,000	1,003,200

WPX Energy, Inc.	6.000	01-15-22	197,000	197,739
Capital preferred securities 0.3%				$662,000
(Cost $782,182)
United States 0.3%				662,000

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(C)	5.030	12-21-65	800,000	662,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	11

	Rate (%)	Maturity date		Par value^	Value

Term loans (E) 11.7%					$31,200,597
(Cost $32,633,994)
France 0.5%					1,348,277
Crown European Holdings SA, 2018 EUR Term Loan (1 month EURIBOR + 2.375%)	2.375	04-03-25	EUR	1,192,013	1,348,277
Luxembourg 0.7%					1,994,364
Almonde, Inc., USD 1st Lien Term Loan (3 month LIBOR + 3.500%)	5.886	06-13-24		1,024,860	989,902
Mallinckrodt International Finance SA, USD Term Loan B (3 month LIBOR + 2.750%)	5.136	09-24-24		810,081	773,376
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.595	04-16-25		236,967	231,086
United States 10.5%					27,857,956
Ancestry.com Operations, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.600	10-19-23		1,117,283	1,103,316
Apergy Corp., 2018 1st Lien Term Loan (1 month LIBOR + 2.500%)	4.875	05-09-25		494,940	485,041
Avaya, Inc., 2018 Term Loan B (1 and 2 month LIBOR + 4.250%)	6.608	12-15-24		992,500	978,109
BWAY Holding Company, 2017 Term Loan B (3 month LIBOR + 3.250%)	5.658	04-03-24		1,125,750	1,093,182
Cengage Learning, Inc., 2016 Term Loan B (1 month LIBOR + 4.250%)	6.556	06-07-23		855,000	762,173
CenturyLink, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%)	5.095	01-31-25		607,445	589,604
Doncasters US Finance LLC, USD Term Loan (3 month LIBOR + 3.500%)	5.886	04-09-20		353,935	322,258
Freedom Mortgage Corp., 1st Lien Term Loan (1 month LIBOR + 4.750%)	7.095	02-23-22		1,127,976	1,118,580
Frontier Communications Corp., 2017 Term Loan B1 (1 month LIBOR + 3.750%)	6.100	06-15-24		647,982	616,393
FTS International, Inc., New Term Loan B (1 month LIBOR + 4.750%)	7.095	04-16-21		409,634	407,586
Gates Global LLC, 2017 EUR Repriced Term Loan B (3 month EURIBOR + 3.000%)	3.000	04-01-24	EUR	797,353	896,816
Gentiva Health Services, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	6.125	07-02-25		1,294,118	1,290,882
LSC Communications, Inc., 2017 Term Loan B (1 month LIBOR + 5.500%)	7.845	09-30-22		1,117,132	1,119,232
Marriott Ownership Resorts, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	4.595	08-29-25		1,000,000	995,630
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B (1 month LIBOR + 4.000%)	6.345	05-04-22		970,038	893,647
Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan (1 month LIBOR + 4.500%)	6.850	07-03-26		550,000	541,750
Moran Foods LLC, Term Loan (1 month LIBOR + 6.000%)	8.345	12-05-23		795,413	413,615
12	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
National Mentor Holdings, Inc., Term Loan B (3 month LIBOR + 3.000%)	5.386	01-31-21	1,081,069	$1,076,345
Neiman Marcus Group, Ltd. LLC, 2020 Term Loan (1 month LIBOR + 3.250%)	5.568	10-25-20	1,216,166	1,052,324
NeuStar, Inc., 2nd Lien Term Loan (1 month LIBOR + 8.000%)	10.345	08-08-25	634,824	615,779
New Arclin US Holding Corp., 2018 Term Loan (3 month LIBOR + 3.500%)	5.886	02-14-24	938,463	925,559
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B (3 month LIBOR + 3.500%)	5.940	04-26-24	1,175,125	1,158,238
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan (2 and 3 month LIBOR + 3.000%)	5.581	11-03-23	1,489,650	1,361,168
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.750%)	6.095	10-01-25	1,000,000	973,040
Select Medical Corp., 2017 Term Loan B (Prime rate + 1.500% and 1 month LIBOR + 2.500%)	4.811	03-06-25	1,182,000	1,170,180
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.595	04-16-25	622,161	606,719
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	5.095	02-06-24	1,007,218	937,972
The Edelman Financial Center LLC, 2018 1st Lien Term Loan (3 month LIBOR + 3.250%)	5.686	07-21-25	800,000	792,504
Twin River Management Group, Inc., New Term Loan B (1 month LIBOR + 3.500%)	5.837	07-10-20	1,164,205	1,156,929
West Corp., 2017 Term Loan (1 and 3 month LIBOR + 4.000%)	6.526	10-10-24	1,517,662	1,456,955

West Corp., 2018 Term Loan B1 (1 and 3 month LIBOR + 3.500%)	6.026	10-10-24	972,563	946,430
Collateralized mortgage obligations 4.1%				$10,845,221
(Cost $10,731,451)
United States 4.1%				10,845,221
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (A)(F)	3.716	04-14-33	2,000,000	1,867,100
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(C)	4.744	03-15-37	1,160,000	1,156,721
BX Commercial Mortgage Trust Series 2018-BIOA, Class E (1 month LIBOR + 1.951%) (A)(C)	4.258	03-15-37	835,000	833,687
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (A)(F)	3.912	04-10-28	500,000	494,808
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (1 month LIBOR + 3.250%) (A)(C)	5.565	02-13-32	1,500,000	1,501,880
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	13

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (A)(F)	3.495	12-15-34	1,310,000	$1,293,226
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E (A)(F)	4.202	02-10-29	1,780,000	1,749,946
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (A)(C)	6.214	08-05-34	135,000	134,750
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	943,500	935,227

WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (A)(C)	4.878	11-15-29	875,736	877,876
Asset backed securities 1.0%				$2,580,293
(Cost $2,526,564)
United States 1.0%				2,580,293
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	142,825	143,831
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	1,125,200	1,155,772
VB-S1 Issuer LLC Series 2016-1A, Class F (A)	6.901	06-15-46	1,000,000	1,030,687
Westgate Resorts LLC Series 2015-2A, Class B (A)	4.000	07-20-28	250,793	250,003

	Shares	Value
Common stocks 0.2%		$521,024
(Cost $585,067)
United States 0.2%		521,024
Allergan PLC	1,995	312,417

Avaya Holdings Corp. (G)	13,398	208,607
Preferred securities 1.8%		$4,850,331
(Cost $4,778,436)
United States 1.8%		4,850,331
Crown Castle International Corp., 6.875%	1,735	1,877,645
DTE Energy Company, 6.500%	11,530	631,959
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.401% (C)	60,170	1,534,335
Nabors Industries, Ltd., 6.000%	6,350	165,100

Sempra Energy, 6.000%	4,504	456,841
Sempra Energy, 6.750%	1,816	184,451
Warrants 0.0%		$10,005
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (G)	2,773	9,706
Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (G)	5,544	299

14	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.7%				$9,836,000
(Cost $9,834,989)
U.S. Government Agency 3.4%				9,010,000
Federal Agricultural Mortgage Corp. Discount Note	2.050	12-03-18	2,193,000	2,193,000
Federal Home Loan Bank Discount Note	2.050	12-03-18	6,817,000	6,817,000

	Par value^	Value
Repurchase agreement 0.3%		826,000

Repurchase Agreement with State Street Corp. dated 11-30-18 at 1.050% to be repurchased at $826,072 on 12-3-18, collateralized by $860,000 U.S. Treasury Notes, 2.125% due 12-31-22 (valued at $843,111, including interest)	826,000	826,000
Total investments (Cost $276,354,346) 98.6%		$261,914,302
Other assets and liabilities, net 1.4%		3,797,925
Total net assets 100.0%		$265,712,227

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $100,528,005 or 37.8% of the fund's net assets as of 11-30-18.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing - Issuer is in default.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	15

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	30	Short	Mar 2019	$(3,569,703)	$(3,583,594)	$(13,891)
German Euro BUND Futures	28	Short	Dec 2018	(5,067,967)	(5,120,625)	(52,658)
						$(66,549)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	115,724,760	USD	5,602,636	Citibank N.A.	12/19/2018	$69,909	—
USD	2,364,250	MXN	47,994,760	Citibank N.A.	12/19/2018	11,664	—
USD	3,438,907	MXN	67,730,000	Goldman Sachs Bank USA	12/19/2018	118,947	—
USD	5,517,884	MXN	115,724,760	Citibank N.A.	3/20/2019	—	$(74,016)
USD	807,857	PEN	2,735,000	State Street Bank and Trust Company	10/30/2019	9,359	—
						$209,879	$(74,016)

Derivatives Currency Abbreviations
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
USD	U.S. Dollar
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $277,090,142. Net unrealized depreciation aggregated to $15,106,526, of which $1,319,097 related to gross unrealized appreciation and $16,425,623 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $276,354,346)	$261,914,302
Unrealized appreciation on forward foreign currency contracts	209,879
Cash	451,327
Foreign currency, at value (Cost $51,075)	50,701
Collateral held at broker for futures contracts	287,722
Dividends and interest receivable	3,686,434
Receivable for fund shares sold	291,352
Receivable for investments sold	345,926
Other assets	10,974
Total assets	267,248,617
Liabilities
Unrealized depreciation on forward foreign currency contracts	74,016
Payable for futures variation margin	66,448
Payable for investments purchased	1,251,117
Payable for fund shares repurchased	12,887
Payable to affiliates
Accounting and legal services fees	13,249
Trustees' fees	709
Other liabilities and accrued expenses	117,964
Total liabilities	1,536,390
Net assets	$265,712,227
Net assets consist of
Paid-in capital	$320,799,033
Accumulated distributable earnings (accumulated loss)	(55,086,806)
Net assets	$265,712,227

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class NAV ($265,712,227 ÷ 30,904,071 shares)	$8.60
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Global Short Duration Credit Fund	17

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$8,447,573
Dividends	206,327
Less foreign taxes withheld	(1,075)
Total investment income	8,652,825
Expenses
Investment management fees	1,039,601
Accounting and legal services fees	25,610
Trustees' fees	2,377
Custodian fees	43,148
Printing and postage	7,223
Professional fees	41,085
Other	8,452
Total expenses	1,167,496
Less expense reductions	(11,685)
Net expenses	1,155,811
Net investment income	7,497,014
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(4,444,196)
Futures contracts	(26,169)
Forward foreign currency contracts	46,105
(4,424,260)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(4,309,566)
Futures contracts	(9,746)
Forward foreign currency contracts	138,493
(4,180,819)
Net realized and unrealized loss	(8,605,079)
Decrease in net assets from operations	$(1,108,065)

18	JOHN HANCOCK Global Short Duration Credit Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$7,497,014	$14,387,860
Net realized gain (loss)	(4,424,260)	1,628,929
Change in net unrealized appreciation (depreciation)	(4,180,819)	(10,597,523)
Increase (decrease) in net assets resulting from operations	(1,108,065)	5,419,266
Distributions to shareholders
From net investment income and net realized gain
Class NAV	(7,568,291)	—
From net investment income
Class NAV	—	(14,676,614)
Total distributions	(7,568,291)	(14,676,614)
From fund share transactions	20,765,952	(65,246,644)
Total increase (decrease)	12,089,596	(74,503,992)
Net assets
Beginning of period	253,622,631	328,126,623
End of period[1]	$265,712,227	$253,622,631

[1]	Net assets - End of period includes undistributed net investment income of $449,819 in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Global Short Duration Credit Fund	19

Financial highlights
CLASS NAV SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$8.88	$9.19	$8.79	$9.38	$10.09	$10.00
Net investment income[3]	0.23	0.47	0.45	0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	(0.30)	0.43	(0.54)	(0.65)	0.13
Total from investment operations	(0.04)	0.17	0.88	(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.24)	(0.48)	(0.45)	(0.54)	(0.59)	(0.35)
From net realized gain	—	—	—	—	— [4]	—
From tax return of capital	—	—	(0.03)	—	—	—
Total distributions	(0.24)	(0.48)	(0.48)	(0.54)	(0.59)	(0.35)
Net asset value, end of period	$8.60	$8.88	$9.19	$8.79	$9.38	$10.09
Total return (%)[5]	(0.40) [6]	1.70	10.20	(0.27)	(1.16)	4.45 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$266	$254	$328	$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83 [7]	0.83	0.82	0.81	0.80	0.97 [7]
Expenses including reductions	0.82 [7]	0.82	0.81	0.81	0.79	0.97 [7]
Net investment income	5.30 [7]	5.12	5.00	5.63	5.50	5.20 [7]
Portfolio turnover (%)	24	67	74	56	62	44

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 10-21-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
20	JOHN HANCOCK Global Short Duration Credit Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       21

securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2018, by major security category or type:

	Total value at 11-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities
Assets
Foreign government obligations	$3,593,872	—	$3,593,872	—
Corporate bonds	197,814,959	—	197,814,959	—
Capital preferred securities	662,000	—	662,000	—
Term loans	31,200,597	—	31,200,597	—
Collateralized mortgage obligations	10,845,221	—	10,845,221	—
Asset backed securities	2,580,293	—	2,580,293	—
Common stocks	521,024	$521,024	—	—
Preferred securities	4,850,331	2,972,686	1,877,645	—
Warrants	10,005	299	9,706	—
Short-term investments	9,836,000	—	9,836,000	—
Total investments in securities	$261,914,302	$3,494,009	$258,420,293	—
Derivatives
Assets
Forward foreign currency contracts	$209,879	—	$209,879	—
Liabilities
Futures	(66,549)	$(66,549)	—	—
Forward foreign currency contracts	(74,016)	—	(74,016)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the funds custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       22

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At November 30, 2018, the fund had no unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,274.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund had a short-term capital loss carryforward of $15,213,926 and a long-term capital loss carryforward of $20,801,840 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives

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each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2018, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $4.6 million to $8.7 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $0.8 million to $17.7 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and

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movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2018, by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	—	($66,549)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$209,879	(74,016)
			$209,879	($140,565)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($32,560)	—	$46,105	$13,545
Interest rate	—	($26,169)	—	(26,169)
Total	($32,560)	($26,169)	$46,105	($12,624)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

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Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	$32,557	—	($138,493)	($105,936)
Interest rate	—	($9,746)	—	(9,746)
Total	$32,557	($9,746)	($138,493)	($115,682)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $11,685 for the six months ended November 30, 2018.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2018 and for the year ended May 31, 2018 were as follows:

		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	5,189,176	$45,943,496	692,820	$6,297,263
Distributions reinvested	861,628	7,568,291	1,610,884	14,676,613
Repurchased	(3,715,304)	(32,745,835)	(9,432,803)	(86,220,520)
Net increase (decrease)	2,335,500	$20,765,952	(7,129,099)	$(65,246,644)
Total net increase (decrease)	2,335,500	$20,765,952	(7,129,099)	$(65,246,644)

Affiliates of the fund owned 100% of shares of Class NAV on November 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $92,752,905 and $64,109,461, respectively, for the six months ended November 30, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2018, funds within the John Hancock group of funds complex held 100.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	39.2%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	14.9%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.0%

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Global Short Duration Credit Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-year period ended December 31, 2017.The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and to the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       32

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       33

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the subadvisory fees were higher than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       34

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       35

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426SA 11/18 1/19

John Hancock

Global Conservative Absolute Return Fund

Semiannual report 11/30/18

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
25	Financial highlights
30	Notes to financial statements
42	Continuation of investment advisory and subadvisory agreements
49	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/18 (%)

The ICE Bank of America Merrill Lynch 3-Month Deposit Offered Rate Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity. (Formerly known as the ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index.)

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The fund declined

The fund posted a modest loss, trailing its benchmark but finishing ahead of its average peer in Morningstar's multialternative fund category.

Short U.K. inflation strategy weighed on returns

A position with short exposure to inflation in the United Kingdom detracted from the fund's absolute performance, as did an emerging-market income strategy.

Credit and duration exposure contributed

On balance, the fund's credit and interest-rate strategies helped performance, and a Brazilian government bonds allocation was the top contributor to the total return.

COUNTRY COMPOSITION AS OF 11/30/18 (%)

United Kingdom	31.2
United States	14.6
France	12.3
Germany	10.2
Brazil	7.2
Switzerland	3.1
Canada	2.5
Netherlands	2.1
United Arab Emirates	2.1
Belgium	1.7
Other countries	13.0
TOTAL	100.0
As a percentage of net assets.

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Aberdeen Standard Investments Inc.

Roger Sadewsky
Portfolio Manager
Aberdeen StandardInvestments, Inc.

How would you describe the mandate of the fund, and what types of assets and financial instruments do you draw on in the portfolio construction and investment management process?

The fund's strategy is to seek positive absolute returns over time, independent of the general direction of bond prices. The fund has an extensive investment universe, which gives us latitude to hold a wide range of global financial assets and derivatives. We group each of the fund's specific investment strategies into one of seven broad categories: credit, duration, curve, inflation, foreign exchange, cross market, and volatility. Residual exposure resides in cash and cash equivalents.

Credit can include corporate bonds, emerging-market income positions, and credit default swaps. Duration can include government bonds, bond futures, and swaps. Curve can include those strategies seeking to exploit changing yield curve differentials across global markets. Inflation can include inflation-linked bonds and swaps. Foreign exchange can include a range of conventional currency contracts. Cross-market strategies can set long exposure to one asset against short exposure to another, a technique we use as a relative value approach to fixed-income markets and sectors. Volatility can include interest-rate swaptions, variance swaps, or other investment strategies seeking to exploit price volatility for the fund's benefit.

What was the capital market and macroeconomic environment like during the six months ended November 30, 2018?

As a group, U.S. investment-grade bonds posted modestly negative returns for the period, but certain narrower segments, such as short-dated credit, were up. While many emerging-market currencies and securities across the globe depreciated in value for the period, certain segments—Brazilian bonds and stocks, for example—produced more favorable results for investors.

Crude oil suffered a steep drop, as its price declines accelerated in the period's closing weeks, giving back gains recovered following a prior collapse in the middle part of the present decade. Meanwhile, interest rates rose across a number of developed and emerging economies. The yield on the U.S. Treasury 10-year note, for example, closed the period at 3.01%, up from 2.83% when the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"While many emerging-market currencies and securities across the globe depreciated in value for the period, certain segments—Brazilian bonds and stocks, for example—produced more favorable results for investors."
period began. The shape of the U.S. yield curve flattened as shorter-dated interest rates rose at an even quicker clip than those on the longer end of the curve.

How did the fund perform?

The fund's Class A shares declined 0.22%, excluding sales charges, while its cash benchmark, the ICE BofA ML 3-Month Deposit Offered Rate Average Index, was up 1.20%. The fund's peers in Morningstar's multialternative fund category also struggled for the period, with an average loss of 1.88%.

What strategies detracted from the fund's performance for this particular period?

The fund's most significant detractor was its short U.K. inflation strategy, implemented with inflation swap agreements. While inflation rates in Great Britain have edged higher amid a weakening U.K. pound sterling, the longer-term outlook for U.K. inflation remains weak and underappreciated by the market, in our view.

To a lesser extent, the fund's emerging-market income strategy, which seeks to generate a return from higher-yielding currencies throughout the world's developing economies, also hurt performance. The fund's long Indian rupee versus Swiss franc currency strategy suffered a similar fate in this environment of rising risk aversion, as the rupee depreciated.

FUND COMPOSITION AS OF 11/30/18 (%)

Corporate bonds	38.9	U.S. Government	2.6
Financials	20.6	Purchased options	2.0
Utilities	4.4	Short-term investments	32.3
Communication services	3.8	Time deposits	14.9
Energy	2.3	Certificate of deposit	6.1
Industrials	2.1	Commercial paper	6.1
Consumer discretionary	2.0	U.S. Government	3.5
Health care	1.1	Money market funds	1.7
Consumer staples	1.0	Derivative instruments	0.2
Real estate	0.8	Credit default swaps	0.3
Materials	0.6	Inflation swaps	(0.1)
Information technology	0.2	Other assets and liabilities	2.0
Foreign government obligations	22.0	TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

What broad economic exposures in general—and specific strategies in particular—contributed positively to the fund's performance?

As a group, the fund's credit strategies provided a performance lift, as did the fund's duration strategies, those positions reflecting our view on global interest-rate movements.

In credit specifically, an allocation to Brazilian government bonds was the top contributor to performance, as financial asset prices throughout Brazil enjoyed a sharp rebound from earlier depressed levels. Sentiment toward the country's capital markets turned positive, boosted by expectations around newly elected President Jair Bolsonaro's promised agenda of change in the new government. In developed-market debt, the fund's short-dated credit strategy was another bright spot for the period.

Within the duration category, the fund's short U.S. interest-rate position, implemented with swaps, was among the top-performing strategies. The position was designed to benefit from rising U.S. Treasury yields, an outcome that did indeed materialize over the period.

Can you give us a sense for some of the fund's most recent strategy changes—individual positions added, altered, or removed during the final month of the reporting period?

To refine the fund's exposure to shifts in the term structure of interest rates in the United States, we added a U.S. yield curve steepener strategy and a short U.S. interest-rate position shortly before the close of the period. Although more interest-rate hikes are likely to get priced at the front end of the curve in the near term, in our view, we're also approaching the point where the market is likely to refocus its attention on medium-term interest rates as the hiking cycle continues to mature.

Meanwhile, we closed the fund's U.S. real yields position and took advantage of the recent decline in inflation expectations to add some outright long U.S. inflation exposure at what we view as an attractive entry level. In addition, we closed the fund's long U.S. dollar versus Korean won currency position after it had benefited from the strength of the dollar over the holding period.

Finally, we closed a European short-end yield curve flattener position and opened a European versus Swedish duration cross-market strategy, which positioned the fund for a change of longer-term interest-rate expectations between these two markets. We expect interest rates in the eurozone to decline relative to rates in Sweden.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

What were the fund's most meaningful exposures at the close of the period, and what's your thinking behind that positioning?

By broad category, the fund's most significant allocations resided in credit and foreign exchange positions. Strategies designed to benefit from movements in nominal and real interest-rate markets across the globe were also material components of the fund's composition.

Some of the fund's largest individual positions by risk measurement included its long Japanese yen versus Australian dollar strategy, its short U.K. inflation strategy, its Brazilian government bonds strategy, its Canadian interest-rate strategy, and its short-dated credit strategy.

Can you tell us about a recent manager change?

Aberdeen Standard Investments' Global Head of Multi-Asset Investing Guy Stern announced his retirement in November 2018.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Aberdeen Standard Investments Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	-3.94	-0.59	-0.55	-3.21	-2.91	-2.91
Class C2	-2.61	-0.66	-0.61	-1.54	-3.24	-3.24
Class I3	-0.75	0.25	0.25	-0.11	1.27	1.37
Class R6[3]	-0.64	0.37	0.36	-0.11	1.84	1.94
Class NAV[3]	-0.64	0.37	0.36	-0.11	1.84	1.94
Index 1†	2.12	0.89	0.85	1.20	4.54	4.64
Index 2†	1.66	1.29	1.33	1.10	6.61	7.35

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.65	2.35	1.35	1.25	1.24
Net (%)	1.14	1.89	0.89	0.79	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the ICE Bank of America Merrill Lynch 3-Month Deposit Offered Rate Average Index; Index 2 is the Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	7-16-13	9,676	9,676	10,464	10,735
Class I3	7-16-13	10,137	10,137	10,464	10,735
Class R6[3]	7-16-13	10,194	10,194	10,464	10,735
Class NAV[3]	7-16-13	10,194	10,194	10,464	10,735

The ICE Bank of America Merrill Lynch 3-Month Deposit Offered Rate Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity. (Formerly known as the ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index.)

The Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities. The foreign currency exposure of this index has been hedged to U.S. dollars.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 997.80	$5.76	1.15%
	Hypothetical example	1,000.00	1,019.30	5.82	1.15%
Class C	Actual expenses/actual returns	1,000.00	994.50	9.50	1.90%
	Hypothetical example	1,000.00	1,015.50	9.60	1.90%
Class I	Actual expenses/actual returns	1,000.00	998.90	4.51	0.90%
	Hypothetical example	1,000.00	1,020.60	4.56	0.90%
Class R6	Actual expenses/actual returns	1,000.00	998.90	4.01	0.80%
	Hypothetical example	1,000.00	1,021.10	4.05	0.80%
Class NAV	Actual expenses/actual returns	1,000.00	998.90	3.96	0.79%
	Hypothetical example	1,000.00	1,021.10	4.00	0.79%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	11

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 2.6%					$1,497,883
(Cost $1,590,437)
United States 2.6%					1,497,883

U.S. Treasury Treasury Inflation Protected Security	1.000	02-15-46		1,498,700	1,497,883

Foreign government obligations 22.0%					$12,620,814
(Cost $12,661,795)
Brazil 6.8%					3,873,856
Federative Republic of Brazil
Bill (A)	8.162	07-01-21	BRL	7,928,000	1,668,921
Note	10.000	01-01-21	BRL	8,170,000	2,204,935
United Kingdom 15.2%					8,746,958

Government of United Kingdom, Inflation Linked Bond	0.125	03-22-24	GBP	5,199,000	8,746,958
Corporate bonds 38.9%					$22,273,445
(Cost $23,100,292)
Argentina 0.3%					184,587
Cablevision SA	6.500	06-15-21		190,000	184,587
Australia 1.4%					774,468
National Australia Bank, Ltd.	1.125	11-10-21	GBP	100,000	126,379
National Australia Bank, Ltd.	1.875	02-20-20	GBP	100,000	128,045
Scentre Group Trust 1	2.375	04-08-22	GBP	200,000	258,588
SGSP Australia Assets Pty, Ltd.	5.125	02-11-21	GBP	100,000	136,182
Westpac Banking Corp.	1.000	06-30-22	GBP	100,000	125,274
Brazil 0.4%					199,971
Petrobras Global Finance BV	4.375	05-20-23		209,000	199,971
Canada 0.8%					459,034
Bank of Montreal	1.375	12-29-21	GBP	100,000	125,904
PTTEP Canada International Finance, Ltd.	5.692	04-05-21		200,000	208,080
The Bank of Nova Scotia	1.250	06-08-22	GBP	100,000	125,050
Cayman Islands 0.8%					464,918
ASIF II	6.375	10-05-20	GBP	200,000	275,462
MAF Global Securities, Ltd. (5.500% to 9-7-22, then 5 Year U.S. Swap Rate + 3.476%) (B)	5.500	09-07-22		200,000	189,456
Colombia 0.3%					191,246
Bancolombia SA (4.875% to 10-18-22, then 5 Year CMT + 2.929%)	4.875	10-18-27		200,000	191,246
Denmark 0.5%					291,758
Danske Bank A/S (5.750% to 4-6-20, then 6 Year Euro Swap Rate + 4.640%) (B)	5.750	04-06-20	EUR	265,000	291,758
12	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Finland 0.5%					$261,069
OP Corporate Bank PLC	2.500	05-20-22	GBP	200,000	261,069
France 3.0%					1,732,810
AXA SA (6.772% to 10-16-19, then 3 month GBP LIBOR + 2.370%) (B)	6.772	10-16-19	GBP	218,000	284,731
BNP Paribas SA	2.375	11-20-19	GBP	200,000	256,978
Credit Agricole SA	5.500	12-17-21	GBP	100,000	141,885
Credit Agricole SA (6.500% to 6-23-21, then 5 Year Euro Swap Rate + 5.120%) (B)	6.500	06-23-21	EUR	262,000	308,217
Credit Agricole SA	7.375	12-18-23	GBP	100,000	156,435
Electricite de France SA	6.875	12-12-22	GBP	200,000	305,351
Orange SA	7.250	11-10-20	GBP	100,000	140,979
WPP Finance SA	6.375	11-06-20	GBP	100,000	138,234
Germany 2.8%					1,601,851
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (B)	7.625	04-30-20	EUR	200,000	230,320
BMW Finance NV	1.875	06-29-20	GBP	200,000	255,414
Daimler International Finance BV	3.500	06-06-19	GBP	100,000	128,530
Deutsche Telekom International Finance BV	7.375	12-04-19	GBP	200,000	269,400
E.ON International Finance BV	6.000	10-30-19	GBP	100,000	132,454
Innogy Finance BV	6.500	04-20-21	GBP	200,000	282,153
Volkswagen Financial Services NV	1.750	09-12-22	GBP	100,000	123,710
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	64,452
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	115,418
Guatemala 0.4%					204,075
Comunicaciones Celulares SA	6.875	02-06-24		200,000	204,075
Guernsey, Channel Islands 0.5%					260,570
Credit Suisse Group Funding Guernsey, Ltd.	3.000	05-27-22	GBP	200,000	260,570
Hong Kong 0.7%					407,547
China Resources Gas Group, Ltd.	4.500	04-05-22		200,000	202,818
Shimao Property Holdings, Ltd.	8.375	02-10-22		200,000	204,729
India 0.3%					182,750
Vedanta Resources PLC	7.125	05-31-23		200,000	182,750
Ireland 0.6%					371,832
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (B)	7.375	06-18-20	EUR	200,000	236,900
ESB Finance DAC	6.500	03-05-20	GBP	100,000	134,932
Italy 0.9%					492,497
Autostrade per l'Italia SpA	6.250	06-09-22	GBP	73,000	97,700
Enel SpA	6.250	06-20-19	GBP	100,000	130,522
Intesa Sanpaolo SpA	5.250	01-28-22	GBP	150,000	199,309
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	64,966
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	13

	Rate (%)	Maturity date		Par value^	Value
Jersey, Channel Islands 0.8%					$481,202
AA Bond Company, Ltd.	2.875	07-31-43	GBP	100,000	120,398
Heathrow Funding, Ltd.	7.125	02-14-24	GBP	100,000	153,929
Porterbrook Rail Finance, Ltd.	6.500	10-20-20	GBP	150,000	206,875
Kazakhstan 0.3%					195,079
KazMunayGas National Company JSC	3.875	04-19-22		200,000	195,079
Mexico 0.7%					414,436
Petroleos Mexicanos	3.500	01-30-23		180,000	162,162
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	72,840
Unifin Financiera SAB	7.250	09-27-23		200,000	179,434
Netherlands 1.3%					723,385
ABN AMRO Bank NV	1.375	06-07-22	GBP	100,000	124,768
ABN AMRO Bank NV (5.750% to 9-22-20, then 5 Year Euro Swap Rate + 5.452%) (B)	5.750	09-22-20	EUR	200,000	234,039
Cooperatieve Rabobank UA	2.250	03-23-22	GBP	200,000	258,728
Teva Pharmaceutical Finance Netherlands III BV	2.200	07-21-21		114,000	105,850
Russia 0.4%					207,564
Gazprom OAO	6.510	03-07-22		200,000	207,564
Spain 1.3%					719,271
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) (B)	8.875	04-14-21	EUR	200,000	246,581
CaixaBank SA (5.250% to 3-23-26, then 5 Year Euro Swap Rate + 4.504%) (B)	5.250	03-23-26	EUR	200,000	196,986
Telefonica Emisiones SAU	5.289	12-09-22	GBP	100,000	142,286
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	133,418
Sweden 1.3%					770,037
Nordea Bank Abp	2.125	11-13-19	GBP	200,000	256,578
Svenska Handelsbanken AB	2.750	12-05-22	GBP	200,000	263,334
Swedbank AB	1.250	12-29-21	GBP	200,000	250,125
Switzerland 0.5%					306,878
Glencore Finance Europe, Ltd.	6.500	02-27-19	GBP	50,000	64,395
UBS Group Funding Switzerland AG (5.750% to 2-19-22, then 5 Year Euro Swap Rate + 5.287%) (B)	5.750	02-19-22	EUR	200,000	242,483
Turkey 0.3%					196,738
Turk Telekomunikasyon AS	3.750	06-19-19		200,000	196,738
United Arab Emirates 0.3%					194,938
Oztel Holdings SPC, Ltd.	5.625	10-24-23		200,000	194,938
United Kingdom 14.2%					8,123,770
Anglian Water Services Financing PLC	5.837	07-30-22	GBP	100,000	146,424
14	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Arqiva Financing PLC	4.040	06-30-35	GBP	100,000	$130,908
Bank of Scotland PLC	9.375	05-15-21	GBP	250,000	367,593
Barclays Bank PLC	10.000	05-21-21	GBP	50,000	73,757
Barclays Bank UK PLC	4.250	01-12-22	GBP	100,000	138,283
Barclays PLC	3.125	01-17-24	GBP	100,000	125,175
Barclays PLC (2.375% to 10-6-22, then 1 Year British Pound Swap Rate + 1.320%)	2.375	10-06-23	GBP	100,000	122,982
BAT International Finance PLC	6.000	06-29-22	GBP	200,000	286,232
BUPA Finance PLC	3.375	06-17-21	GBP	200,000	265,169
Cadent Finance PLC	1.125	09-22-21	GBP	200,000	250,965
Close Brothers Finance PLC	3.875	06-27-21	GBP	200,000	264,935
Coventry Building Society	5.875	09-28-22	GBP	200,000	288,153
CYBG PLC (8.000% to 12-8-22, then 5 Year British Pound Swap Rate + 6.250%) (B)	8.000	12-08-22	GBP	220,000	265,616
Direct Line Insurance Group PLC (4.750% to 12-7-27, then 5 Year British Pound Swap Rate + 3.394%) (B)	4.750	12-07-27	GBP	400,000	420,118
Eversholt Funding PLC	5.831	12-02-20	GBP	200,000	274,843
Experian Finance PLC	3.500	10-15-21	GBP	100,000	133,531
Friends Life Holdings PLC	8.250	04-21-22	GBP	300,000	448,783
HSBC Bank PLC	6.500	07-07-23	GBP	200,000	298,318
Imperial Brands Finance PLC	7.750	06-24-19	GBP	200,000	263,055
Lendlease Europe Finance PLC	6.125	10-12-21	GBP	200,000	278,484
Liquid Telecommunications Financing PLC	8.500	07-13-22		200,000	200,483
London Stock Exchange Group PLC	9.125	10-18-19	GBP	200,000	271,072
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	66,271
Motability Operations Group PLC	6.625	12-10-19	GBP	100,000	134,040
National Express Group PLC	6.625	06-17-20	GBP	150,000	204,508
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	70,177
Nationwide Building Society	2.250	04-29-22	GBP	100,000	128,830
Nationwide Building Society	6.750	07-22-20	EUR	100,000	123,584
Northern Gas Networks Finance PLC	5.875	07-08-19	GBP	200,000	261,202
Santander UK PLC	1.875	02-17-20	GBP	200,000	255,059
Sky PLC	2.875	11-24-20	GBP	100,000	130,436
Southern Gas Networks PLC	4.875	12-21-20	GBP	100,000	135,669
Southern Water Services Finance, Ltd.	5.000	03-31-21	GBP	190,000	260,394
The Great Rolling Stock Company, Ltd.	6.250	07-27-20	GBP	200,000	272,993
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (B)	8.625	08-15-21		290,000	298,700
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	38,760	51,355
Western Power Distribution PLC	3.625	11-06-23	GBP	100,000	132,401
Yorkshire Water Finance PLC	6.000	08-21-19	GBP	100,000	131,442
Yorkshire Water Finance PLC	6.588	02-21-23	GBP	100,000	151,830
United States 2.6%					1,465,505
Bank of America Corp.	6.125	09-15-21	GBP	200,000	283,323
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	15

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Citigroup, Inc.	5.125	12-12-18	GBP	200,000	$255,033
Digital Stout Holding LLC	4.750	10-13-23	GBP	100,000	138,984
General Electric Company	6.250	09-29-20	GBP	200,000	264,582
JPMorgan Chase & Co.	1.875	02-10-20	GBP	100,000	127,833
MetLife, Inc.	5.250	06-29-20	GBP	200,000	268,508
Wells Fargo & Company	2.125	04-22-22	GBP	100,000	127,242
Virgin Islands, British 0.7%					393,659
Gerdau Trade, Inc.	5.750	01-30-21		180,000	186,752
Global Switch Holdings, Ltd.	4.375	12-13-22	GBP	150,000	206,907

	Contracts/Notional amount	Value
Purchased options 2.0%		$1,182,825
(Cost $1,126,901)
Calls 1.0%		580,277
Over the Counter Option on 30 Year Interest Rate Swap. Receive a fixed rate of 3.1375% and pay a floating rate based on 3-month LIBOR (Expiration Date: 10-3-33; Strike Rate: 3.1375%; Counterparty: UBS AG) (C)(D)	8,640,000	580,277
Puts 1.0%		602,548
Over the Counter Option on 30 Year Interest Rate Swap. Pay a fixed rate of 3.1375% and receive a floating rate based on 3-month LIBOR (Expiration Date: 10-3-33; Strike Rate: 3.1375%; Counterparty: UBS AG) (C)(D)	8,640,000	602,548

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 32.3%				$18,515,767
(Cost $18,512,379)
Certificate of deposit 6.1%				3,500,195
ABN AMRO Bank NV	2.460	01-15-19	500,000	500,000
Credit Suisse Group AG	2.660	04-15-19	1,000,000	1,000,255
First Abu Dhabi Bank PJSC	2.430	01-18-19	1,000,000	999,890
The Toronto-Dominion Bank	2.460	01-22-19	1,000,000	1,000,050
Commercial paper 6.1%				3,488,444
DekaBank Deutsche Girozentrale	2.583	01-24-19	1,000,000	996,239
KfW	0.596	11-01-19	1,000,000	997,342
Nationwide Building Society	2.464	01-24-19	1,000,000	996,151
UBS AG	2.478	01-10-19	500,000	498,712
Time deposits 14.9%				8,524,029
BNP Paribas SA	2.100	12-03-18	1,839,750	1,839,750
Credit Agricole CIB SA	2.050	12-03-18	1,600,911	1,600,911
DZ Bank AG	2.180	12-03-18	2,248,716	2,248,716
KBC Bank NV	2.170	12-03-18	971,969	971,969
Natixis SA	2.180	12-03-18	1,862,683	1,862,683
U.S. Government 3.5%				1,993,435
U.S. Treasury Bill	2.274	01-24-19	2,000,000	1,993,435

16	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Money market funds 1.7%			1,009,664

Federated Government Obligations Fund, Institutional Class	2.0757(E)	1,009,664	1,009,664
Total investments (Cost $56,991,804) 97.8%			$56,090,734
Other assets and liabilities, net 2.2%			1,249,370
Total net assets 100.0%			$57,340,104

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Non-income producing security.
(D)	For this type of option, notional amounts are equivalent to number of contracts.
(E)	The rate shown is the annualized seven-day yield as of 11-30-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	17

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Ultra U.S. Treasury Bond Futures	14	Short	Mar 2019	$(2,130,516)	$(2,133,688)	$(3,172)
						$(3,172)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	12,510,000	USD	3,318,829	BNP Paribas SA	1/25/2019	—	$(93,536)
BRL	1,304,000	USD	348,244	Citigroup	1/25/2019	—	(12,050)
BRL	8,639,000	USD	2,326,956	Goldman Sachs	1/25/2019	—	(99,674)
CAD	256,000	USD	199,774	Goldman Sachs	12/10/2018	—	(7,061)
CAD	2,005,000	USD	1,542,308	Citigroup	1/17/2019	—	(31,417)
GBP	200,000	USD	257,072	NatWest Markets PLC	1/17/2019	—	(1,534)
GBP	400,000	USD	516,018	Nomura Securities	1/17/2019	—	(4,942)
JPY	283,200,000	AUD	3,573,538	NatWest Markets PLC	1/24/2019	—	(106,840)
SEK	1,910,000	USD	213,840	Barclays Capital	12/10/2018	—	(3,888)
USD	10,079,223	BRL	37,659,000	JPMorgan Chase	1/25/2019	$370,084	—
USD	1,548,510	CAD	2,005,000	Merrill Lynch	1/17/2019	37,619	—
USD	1,948,555	EUR	1,670,746	Morgan Stanley	12/10/2018	55,861	—
USD	439,974	EUR	384,000	NatWest Markets PLC	12/10/2018	4,962	—
USD	253,360	EUR	219,062	Morgan Stanley	1/17/2019	4,252	—
USD	3,059,596	GBP	2,390,000	BNP Paribas SA	12/10/2018	12,928	—
USD	317,529	GBP	247,000	Citigroup	12/10/2018	2,664	—
USD	233,529	GBP	179,000	Goldman Sachs	12/10/2018	5,348	—
USD	4,566,469	GBP	3,560,000	Morgan Stanley	12/10/2018	28,335	—
USD	476,864	GBP	369,000	NatWest Markets PLC	12/10/2018	6,479	—
USD	1,143,582	GBP	890,000	Nomura Securities	12/10/2018	9,048	—
USD	16,481,932	GBP	12,565,844	JPMorgan Chase	1/17/2019	426,690	—
USD	466,726	GBP	354,429	Merrill Lynch	1/17/2019	13,876	—
USD	215,208	GBP	164,041	NatWest Markets PLC	1/17/2019	5,615	—
USD	409,176	GBP	319,289	RBC Dominion Securities	1/17/2019	1,223	—
USD	174,727	SEK	1,580,000	Citigroup	12/10/2018	1,050	—
						$986,034	$(360,942)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	62,800,000	CAD	3 month CAD CDOR	Fixed 1.915%	Semi-Annual	Semi-Annual	Oct 2019	—	$(197,640)	$(197,640)
18	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	390,000,000	SEK	Fixed -0.153%	3 month SEK STIBOR	Annual	Quarterly	Oct 2019	—	$(51,366)	$(51,366)
Centrally cleared	7,900,000	CAD	3 month CAD CDOR	Fixed 2.112%	Semi-Annual	Semi-Annual	Jan 2020	—	(18,009)	(18,009)
Centrally cleared	59,800,000	SEK	Fixed -0.083%	3 month SEK STIBOR	Annual	Quarterly	Jan 2020	—	(7,401)	(7,401)
Centrally cleared	9,550,000	CAD	3 month CAD CDOR	Fixed 2.274%	Semi-Annual	Semi-Annual	Apr 2020	—	(17,461)	(17,461)
Centrally cleared	71,800,000	SEK	Fixed -0.136%	3 month SEK STIBOR	Annual	Quarterly	Apr 2020	—	726	726
Centrally cleared	7,840,000	CAD	3 month CAD CDOR	Fixed 2.278%	Semi-Annual	Semi-Annual	Jul 2020	—	(13,930)	(13,930)
Centrally cleared	53,200,000	SEK	Fixed -0.143%	3 month SEK STIBOR	Annual	Quarterly	Jul 2020	—	3,469	3,469
Centrally cleared	12,400,000	CAD	3 month CAD CDOR	Fixed 2.525%	Semi-Annual	Semi-Annual	Sep 2020	—	12,785	12,785
Centrally cleared	80,200,000	SEK	Fixed -0.019%	3 month SEK STIBOR	Annual	Quarterly	Sep 2020	—	(12,632)	(12,632)
Centrally cleared	11,800,000	CAD	3 month CAD CDOR	Fixed 2.606%	Semi-Annual	Semi-Annual	Oct 2020	—	19,751	19,751
Centrally cleared	83,400,000	SEK	Fixed 0.049%	3 month SEK STIBOR	Annual	Quarterly	Oct 2020	—	(23,123)	(23,123)
Centrally cleared	22,800,000	CAD	3 month CAD CDOR	Fixed 2.398%	Semi-Annual	Semi-Annual	Mar 2021	—	(58,611)	(58,611)
Centrally cleared	7,200,000	CAD	3 month CAD CDOR	Fixed 2.629%	Semi-Annual	Semi-Annual	Jul 2021	—	1,291	1,291
Centrally cleared	23,800,000	CAD	3 month CAD CDOR	Fixed 2.650%	Semi-Annual	Semi-Annual	Aug 2021	—	10,359	10,359
Centrally cleared	62,200,000	USD	Fixed 3.059%	3 month USD LIBOR	Semi-Annual	Quarterly	Nov 2021	—	(39,777)	(39,777)
Centrally cleared	16,200,000	USD	3 month USD LIBOR	Fixed 3.035%	Semi-Annual	Quarterly	Nov 2023	—	22,840	22,840
Centrally cleared	11,820,000	CAD	Fixed 2.400%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	211,417	211,417
Centrally cleared	74,050,000	SEK	3 month SEK STIBOR	Fixed 1.268%	Annual	Quarterly	Oct 2027	—	191,673	191,673
Centrally cleared	904,000	CAD	Fixed 2.685%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Feb 2028	—	440	440
Centrally cleared	2,480,000	SEK	3 month SEK STIBOR	Fixed 1.465%	Annual	Quarterly	Feb 2028	—	13,118	13,118
Centrally cleared	2,210,000	CAD	Fixed 2.835%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Sep 2028	—	(16,958)	(16,958)
Centrally cleared	15,300,000	SEK	3 month SEK STIBOR	Fixed 1.245%	Annual	Quarterly	Sep 2028	—	25,024	25,024
Centrally cleared	41,340,000	SEK	Fixed 1.503%	3 month SEK STIBOR	Annual	Quarterly	Nov 2029	—	(58,306)	(58,306)
Centrally cleared	3,970,000	EUR	6 month EUR EURIBOR	Fixed 1.180%	Annual	Semi-Annual	Nov 2029	—	41,377	41,377
Centrally cleared	3,600,000	USD	Fixed 3.222%	3 month USD LIBOR	Semi-Annual	Quarterly	Nov 2031	—	(22,419)	(22,419)
Centrally cleared	3,210,000	USD	Fixed 3.138%	3 month USD LIBOR	Semi-Annual	Quarterly	Oct 2048	—	8,279	8,279
								—	$24,916	$24,916

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Series 30 Version 1	2,580,000	EUR	$ 2,965,585	1.000%	Quarterly	Dec 2028	$ 38,183	$ 19,594	$ 57,777
				$2,965,585				$38,183	$19,594	$57,777

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	19

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover Series 30 Version 1	2.733%	2,801,000	EUR	$ 3,299,176	5.000%	Quarterly	Dec 2023	$ 346,680	$ (69,838)	$ 276,842
Centrally cleared	iTraxx Europe Series 30 Version 1	1.121%	925,000	EUR	1,086,778	1.000%	Quarterly	Dec 2028	(11,796)	(8,919)	(20,715)
Centrally cleared	iTraxx Europe Series 30 Version 1	1.121%	5,410,000	EUR	6,372,203	1.000%	Quarterly	Dec 2028	(64,205)	(56,948)	(121,153)
					$10,758,157				$270,679	$(135,705)	$134,974

Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Barclays Capital	5,740,000	GBP	$7,164,075	Fixed 3.650%	GBP - Non-Revised RPI	At Maturity	At Maturity	Feb 2020	—	$(65,347)	$(65,347)
Barclays Capital	5,740,000	GBP	7,164,075	GBP - Non-Revised RPI	Fixed 3.620%	At Maturity	At Maturity	Feb 2023	—	49,619	49,619
Morgan Stanley & Company, Inc.	7,097,561	GBP	8,984,482	Fixed 3.640%	GBP - Non-Revised RPI	At Maturity	At Maturity	Feb 2020	—	(77,911)	(77,911)
Morgan Stanley & Company, Inc.	7,097,561	GBP	8,984,482	Fixed 3.640%	GBP - Non-Revised RPI	At Maturity	At Maturity	Feb 2020	—	(77,911)	(77,911)
Morgan Stanley & Company, Inc.	2,709,756	GBP	3,430,158	Fixed 3.640%	GBP - Non-Revised RPI	At Maturity	At Maturity	Feb 2020	—	(29,745)	(29,745)
Morgan Stanley & Company, Inc.	2,440,000	GBP	3,303,771	Fixed 3.310%	GBP - Non-Revised RPI	At Maturity	At Maturity	Jan 2021	—	2,690	2,690
Morgan Stanley & Company, Inc.	2,000,000	GBP	2,531,710	GBP - Non-Revised RPI	Fixed 3.625%	At Maturity	At Maturity	Feb 2023	—	18,163	18,163
Morgan Stanley & Company, Inc.	7,097,561	GBP	8,984,482	GBP - Non-Revised RPI	Fixed 3.628%	At Maturity	At Maturity	Feb 2023	—	66,008	66,008
Morgan Stanley & Company, Inc.	7,807,317	GBP	9,882,930	GBP - Non-Revised RPI	Fixed 3.638%	At Maturity	At Maturity	Feb 2023	—	79,436	79,436
Morgan Stanley & Company, Inc.	2,440,000	GBP	3,303,771	GBP - Non-Revised RPI	Fixed 3.360%	At Maturity	At Maturity	Jan 2024	—	(30,793)	(30,793)
UBS AG	2,005,000	EUR	2,473,476	Fixed 1.570%	EUR - Ex Tobacco Non-Revised CPI	At Maturity	At Maturity	Feb 2028	—	(29,654)	(29,654)
UBS AG	2,875,000	USD	2,875,000	USD - Non-Revised CPI	Fixed 2.315%	At Maturity	At Maturity	Feb 2028	—	36,175	36,175
UBS AG	2,005,000	EUR	2,473,476	EUR - Ex Tobacco Non-Revised CPI	Fixed 1.826%	At Maturity	At Maturity	Feb 2038	—	53,646	53,646
UBS AG	2,875,000	USD	2,875,000	Fixed 2.371%	USD - Non-Revised CPI	At Maturity	At Maturity	Feb 2038	—	(52,107)	(52,107)
			$74,430,888						—	$(57,731)	$(57,731)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
20	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
CDOR	Canadian Dollar Offered Rate
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RPI	Retail Price Index
STIBOR	Stockholm Interbank Offered Rate
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $58,070,972. Net unrealized depreciation aggregated to $1,198,382, of which $88,590 related to gross unrealized appreciation and $1,286,972 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	21

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $56,991,804)	$56,090,734
Swap contracts, at value	305,737
Receivable for centrally cleared swaps	3,354
Unrealized appreciation on forward foreign currency contracts	986,034
Cash	3,411
Foreign currency, at value (Cost $130,822)	130,814
Collateral held at broker for futures contracts	50,820
Interest receivable	573,508
Receivable for investments sold	5,050
Receivable from affiliates	1,875
Other assets	41,159
Total assets	58,192,496
Liabilities
Unrealized depreciation on forward foreign currency contracts	360,942
Swap contracts, at value	363,468
Payable for futures variation margin	5,250
Payable for investments purchased	42,251
Payable to affiliates
Accounting and legal services fees	2,801
Transfer agent fees	162
Trustees' fees	387
Other liabilities and accrued expenses	77,131
Total liabilities	852,392
Net assets	$57,340,104
Net assets consist of
Paid-in capital	$59,955,533
Accumulated distributable earnings (accumulated loss)	(2,615,429)
Net assets	$57,340,104

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($698,637 ÷ 76,105 shares)[1]	$9.18
Class C ($176,603 ÷ 19,455 shares)[1]	$9.08
Class I ($622,886 ÷ 67,448 shares)	$9.24
Class R6 ($49,818 ÷ 5,383 shares)	$9.25
Class NAV ($55,792,160 ÷ 6,029,163 shares)	$9.25
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.46

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
22	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$833,186
Less foreign taxes withheld	(772)
Total investment income	832,414
Expenses
Investment management fees	262,158
Distribution and service fees	1,960
Accounting and legal services fees	5,648
Transfer agent fees	1,145
Trustees' fees	654
Custodian fees	22,140
State registration fees	30,230
Printing and postage	9,864
Professional fees	58,367
Other	10,443
Total expenses	402,609
Less expense reductions	(156,124)
Net expenses	246,485
Net investment income	585,929
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(333,671)
Futures contracts	(33,139)
Forward foreign currency contracts	1,353,542
Swap contracts	597,336
1,584,068
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,097,834)
Futures contracts	47,558
Forward foreign currency contracts	(385,685)
Swap contracts	(744,806)
(2,180,767)
Net realized and unrealized loss	(596,699)
Decrease in net assets from operations	$(10,770)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	23

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$585,929	$671,066
Net realized gain (loss)	1,584,068	(3,029,354)
Change in net unrealized appreciation (depreciation)	(2,180,767)	1,420,241
Decrease in net assets resulting from operations	(10,770)	(938,047)
From fund share transactions	(5,636,205)	(5,470,703)
Total decrease	(5,646,975)	(6,408,750)
Net assets
Beginning of period	62,987,079	69,395,829
End of period[1]	$57,340,104	$62,987,079

[1]	Net assets - End of period includes undistributed net investment income of $(1,181,738) in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
24	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$9.20	$9.36	$9.76	$9.80	$10.15	$10.00
Net investment income (loss)[3]	0.08	0.06	0.06	0.02	— [4]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.10)	(0.22)	(0.01)	0.08	(0.11)	0.16
Total from investment operations	(0.02)	(0.16)	0.05	0.10	(0.11)	0.15
Less distributions
From net investment income	—	—	(0.45)	(0.13)	(0.24)	—
From net realized gain	—	—	—	(0.01)	—	—
Total distributions	—	—	(0.45)	(0.14)	(0.24)	—
Net asset value, end of period	$9.18	$9.20	$9.36	$9.76	$9.80	$10.15
Total return (%)[5,6]	(0.22) [7]	(1.71)	0.62	1.01	(1.07)	1.50 [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71 [8]	1.66	1.71	2.27	3.22	4.43 [8]
Expenses including reductions	1.15 [8]	1.14	1.14	1.26	1.50	1.50 [8]
Net investment income (loss)	1.74 [8]	0.64	0.58	0.20	(0.02)	(0.14) [8]
Portfolio turnover (%)	64	75	196	116	95	134

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Global Conservative Absolute Return Fund	25

CLASS C SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$9.13	$9.36	$9.76	$9.81	$10.15
Net investment income (loss)[3]	0.05	(0.01)	(0.01)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.10)	(0.22)	(0.01)	0.05	(0.05)
Total from investment operations	(0.05)	(0.23)	(0.02)	0.01	(0.15)
Less distributions
From net investment income	—	—	(0.38)	(0.05)	(0.19)
From net realized gain	—	—	—	(0.01)	—
Total distributions	—	—	(0.38)	(0.06)	(0.19)
Net asset value, end of period	$9.08	$9.13	$9.36	$9.76	$9.81
Total return (%)[4,5]	(0.55) [6]	(2.46)	(0.16)	0.14	(1.42) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$— [7]	$— [7]	$1	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.41 [8]	2.36	2.41	3.51	12.31 [8]
Expenses including reductions	1.90 [8]	1.89	1.89	1.96	2.25 [8]
Net investment income (loss)	0.99 [8]	(0.13)	(0.14)	(0.42)	(1.10) [8]
Portfolio turnover (%)	64	75	196	116	95 [9]

[1]	Six months ended 11-30-18. Unaudited.
[2]	The inception date for Class C shares is 6-27-14.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
26	JOHN HANCOCK Global Conservative Absolute Return Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$9.24	$9.38	$9.78	$9.84	$10.18	$10.00
Net investment income[3]	0.09	0.08	0.08	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	(0.22)	— [4]	0.03	(0.12)	0.17
Total from investment operations	—	(0.14)	0.08	0.11	(0.08)	0.18
Less distributions
From net investment income	—	—	(0.48)	(0.16)	(0.26)	—
From net realized gain	—	—	—	(0.01)	—	—
Total distributions	—	—	(0.48)	(0.17)	(0.26)	—
Net asset value, end of period	$9.24	$9.24	$9.38	$9.78	$9.84	$10.18
Total return (%)[5]	(0.11) [6]	(1.49)	0.87	1.12	(0.78)	1.80 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$3	$3	$— [7]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43 [8]	1.36	1.40	1.64	2.14	3.25 [8]
Expenses including reductions	0.90 [8]	0.89	0.89	1.04	1.19	1.19 [8]
Net investment income	1.98 [8]	0.86	0.86	0.77	0.40	0.06 [8]
Portfolio turnover (%)	64	75	196	116	95	134

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Global Conservative Absolute Return Fund	27

CLASS R6 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$9.26	$9.39	$9.79	$9.85	$10.18	$10.00
Net investment income[3]	0.10	0.09	0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.11)	(0.22)	— [4]	0.03	(0.09)	0.15
Total from investment operations	(0.01)	(0.13)	0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	—	—	(0.49)	(0.17)	(0.26)	—
From net realized gain	—	—	—	(0.01)	—	—
Total distributions	—	—	(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.25	$9.26	$9.39	$9.79	$9.85	$10.18
Total return (%)[5]	(0.11) [6]	(1.38)	0.98	1.30	(0.62)	1.80 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$— [7]	$— [7]	$— [7]	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31 [8]	1.26	1.30	6.10	19.98	20.67 [8]
Expenses including reductions	0.80 [8]	0.79	0.78	0.95	1.09	1.10 [8]
Net investment income	2.09 [8]	0.98	0.99	0.91	0.24	0.34 [8]
Portfolio turnover (%)	64	75	196	116	95	134

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
28	JOHN HANCOCK Global Conservative Absolute Return Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$9.26	$9.39	$9.79	$9.85	$10.18	$10.00
Net investment income[3]	0.10	0.09	0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.11)	(0.22)	— [4]	0.03	(0.09)	0.15
Total from investment operations	(0.01)	(0.13)	0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	—	—	(0.49)	(0.17)	(0.26)	—
From net realized gain	—	—	—	(0.01)	—	—
Total distributions	—	—	(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.25	$9.26	$9.39	$9.79	$9.85	$10.18
Total return (%)[5]	(0.11) [6]	(1.38)	0.98	1.30	(0.62)	1.80 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$56	$61	$66	$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30 [7]	1.25	1.29	1.36	1.11	1.20 [7]
Expenses including reductions	0.79 [7]	0.78	0.78	0.95	1.09	1.10 [7]
Net investment income	2.11 [7]	1.00	0.96	0.91	0.24	0.35 [7]
Portfolio turnover (%)	64	75	196	116	95	134

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Global Conservative Absolute Return Fund	29

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statements of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign

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securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the

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line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,043.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $1,578,135 and a long-term capital loss carryforward of $856,651 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, treasury inflation protected securities and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       32

the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund or exchange-traded and centrally-cleared transactions, if any, are identified in the Fund of investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable/payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized

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gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2018, the fund used futures contracts to manage against anticipated interest rate changes, maintain diversity of the fund, manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $2.1 million to $28.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $53.1 million to $84.1 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. Use the following disclosure only when fund has written/purchased options: If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2018, the fund used purchased options contracts to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $1.2 million to $1.4 million, as measured at each quarter end.

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Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended November 30, 2018, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity of the fund. The fund held interest rate swaps with total USD notional amounts ranging from $307.8 million to $519.4 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the six months ended November 30, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $3.0 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

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For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the six months ended November 30, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $2.6 million to $53.1 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the six months ended November 30, 2018, the fund used inflation swaps to manage against anticipated changes in inflation, manage inflation duration of the fund and maintain diversity of the fund. The fund held inflation swaps with total USD notional amounts ranging up to $74.4 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate	Unaffiliated investments, at value*	Purchased options	$1,182,825	—
Interest rate	Receivable/payable for futures	Futures†	—	($3,172)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	986,034	(360,942)
Credit	Swap contracts, at value	Credit default swaps^	334,619	(141,868)
Interest rate	Swap contracts, at value	Interest rate swaps^	562,549	(537,633)
Interest rate	Swap contracts, at value	Inflation swaps^	305,737	(363,468)
			$3,371,764	($1,407,083)
* Purchased options are included in Fund's investment.
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

OTC Financial Instruments	Asset	Liability
Foreign forward currency contracts	$986,034	($360,942)
Purchased options	1,182,825	-
Inflations swaps	305,737	(363,468)
	$2,474,596	($724,410)

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	($19,616)	—	—	($19,616)
BNP Paribas SA	(80,608)	—	—	(80,608)
Citigroup	(39,753)	—	—	(39,753)
Goldman Sachs	(101,387)	—	—	(101,387)
JPMorgan Chase	796,774	$598,767	—	198,007
Merrill Lynch	51,495	—	—	51,495
Morgan Stanley	38,385	38,385	—	—
NatWest Markets PLC	(91,318)	—	—	(91,318)
Nomura Securities	4,106	—	—	4,106
RBC Dominion Securities	1,223	—	—	1,223
UBS AG	8,060	8,060	—	—
Totals	$567,361	$645,212	—	($77,851)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	$101,465	$101,465
Foreign currency	—	—	$1,353,542	—	1,353,542
Interest rate	($177,519)	($33,139)	—	$495,871	285,213
Total	($177,519)	($33,139)	$1,353,542	$597,336	$1,740,220
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2018:

Statement of operations location - change in unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	($109,399)	($109,399)
Foreign currency	—	—	($385,685)	—	(385,685)
Interest rate	$126,485	$47,558	—	(635,407)	(461,364)
Total	$126,485	$47,558	($385,685)	($744,806)	($956,448)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million,0.750% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Aberdeen Standard (formerly known as Standard Life Investments (Corporate Funds) Limited). The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. The Advisor also contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class C, and Class I shares, as applicable, exceed 1.14%, 1.89%, or 0.89%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class C, and Class I shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. These agreements expire on September 30, 2019, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2018, expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,835	Class R6	$126
Class C	493	Class NAV	151,035
Class I	2,635	Total	$156,124

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.34% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $207 for the six months ended November 30, 2018. Of this amount, $33 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $174 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2018, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$983	$364
Class C	977	108
Class I	—	670
Class R6	—	3
Total	$1,960	$1,145

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2018 and for the year ended May 31, 2018 were as follows:

		Six Months Ended 11-30-18		Year Ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,943	$82,425	17,055	$158,979
Repurchased	(2,578)	(23,700)	(32,901)	(304,925)
Net increase (decrease)	6,365	$58,725	(15,846)	$(145,946)
Class C shares
Sold	650	$5,933	—	—
Repurchased	(4,164)	(37,947)	(17,947)	$(165,578)
Net decrease	(3,514)	$(32,014)	(17,947)	$(165,578)
Class I shares
Sold	5,947	$55,224	12,940	$120,863
Repurchased	(72,876)	(674,404)	(156,829)	(1,456,418)
Net decrease	(66,929)	$(619,180)	(143,889)	$(1,335,555)
Class R6 shares
Repurchased	—	—	(4,617)	$(42,846)
Net decrease	—	—	(4,617)	$(42,846)
Class NAV shares
Sold	—	—	97,445	$904,293
Repurchased	(543,865)	$(5,043,736)	(503,123)	(4,685,072)
Net decrease	(543,865)	$(5,043,736)	(405,678)	$(3,780,779)
Total net decrease	(607,943)	$(5,636,205)	(587,977)	$(5,470,704)

Affiliates of the fund owned 100% of shares of Class R6 and Class NAV, respectively, on November 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $28,947,912 and $20,425,299, respectively, for the six months ended November 30, 2018. Purchases and sales of U.S. Treasury obligations aggregated $1,169,235 and $827,195, respectively, for the six months ended November 30, 2018.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2018, funds within the John Hancock group of funds complex held 97.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	37.8%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	35.8%
John Hancock Variable Insurance Trust Managed Volatility Moderate Portfolio	13.8%
John Hancock Variable Insurance Trust Managed Volatility Conservative Portfolio	9.9%

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust(the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Conservative Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the impact of the fund's investment strategy on relative performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the

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purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

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Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       49

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF691692	427SA 11/18 1/19

John Hancock

ESG Core Bond Fund

Semiannual report 11/30/18
ESG

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail unless you specifically request paper copies of the reports of the fund or you receive them from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

It's been a challenging period for fixed-income investors, as both short- and long-term yields rose steadily higher. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates in June and September and once again after period end in December. However, concerns about the strength of the broader global economy and the durability of the now decade-old bull market led investors to dial back risk exposures. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as the last half of 2018—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
28	Continuation of investment advisory and subadvisory agreements
35	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/18 (%)

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The domestic fixed-income market lost ground during the six-month period

The U.S. Federal Reserve continued to raise interest rates, putting pressure on bond prices.

The fund underperformed its benchmark

The fund finished behind the Bloomberg Barclays U.S. Intermediate Government/Credit Index, largely as a result of its overweight position in corporate bonds.

An allocation to taxable municipal bonds contributed

Taxable munis benefited from strong investor demand and reduced new issue supply, helping the category outperform the broader market.

PORTFOLIO COMPOSITION AS OF 11/30/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       3

Discussion of fund performance

An interview with the portfolio management team at Breckinridge Capital Advisors

How would you describe the investment environment during the six months ended November 30, 2018?

The bond market continued to experience unsteady performance, but the fund's benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index, generated a narrow gain of 0.46%. Although prices fell, the contribution from income helped the index close the period with a positive return.

The U.S. Federal Reserve's (Fed's) ongoing tightening of monetary policy was one of the key factors that led to instability in the market. The strengthening economy prompted the Fed to enact two quarter-point increases over the course of the period, followed by another quarter-point increase just after period end. While these concerns waned in November due to emerging evidence of slowing global growth, which led to a late rally in the market, the yield on the 10-year U.S. Treasury note nonetheless rose from 2.83% to 3.01% over the full six months. Corporate bonds, in addition to facing pressure from rising yields on government issues, were hurt by worries about U.S. trade policy and waning confidence in the 2019 earnings outlook. Yield spreads rose as a result, translating to underperformance versus Treasuries. Securitized assets—such as mortgage-backed securities (MBS) and asset-backed securities (ABS)—also trailed the returns of government issues.

Can you review how you invest the portfolio?

We seek to provide core exposure to the domestic fixed-income market while adhering to environmental, social, and governance (ESG) guidelines. We strive to add value both through asset allocation and individual security selection that is driven by our intensive, bottom-up credit research. We have fully integrated ESG analysis into our investment process. Using a wide range of factors, we assign each corporate and municipal security an ESG rating as part of our traditional fundamental credit analysis. Once we determine an ESG rating for an issuer, we incorporate the rating into the issuer's overall credit rating. It's important to note that we won't invest in an issuer with an unfavorable investment outlook, even if it has a positive ESG profile.

What factors hurt and helped the fund's results?

Asset allocation was the primary driver of performance during the period. Whereas the benchmark has a weighting of nearly 60% in government bonds, we use a broader strategy that seeks opportunities across the full range of the domestic fixed-income market. This approach translated

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       4

to a sizable underweight in U.S. Treasuries, which hurt performance given that government issues generally experienced smaller declines than the credit sectors. An overweight in corporates, which represents the other side of the underweight in Treasuries, was an additional detractor. Certain aspects of our positioning within the corporate allocation aided results, however, including overweight positions in banks and consumer noncyclicals. Our preference for larger, integrated energy companies over higher-risk independent energy producers and pipeline companies added value given the sharp sell-off in oil prices in October and November. Conversely, positions in the capital goods and consumer cyclical industries detracted.

On the plus side, we added value through an overweight position in taxable municipal bonds. The category was boosted by the combination of reduced new issue supply and robust investor demand, which enabled it to outperform both U.S. Treasuries and corporate bonds by a comfortable margin. All other aspects of the fund's allocation had a neutral effect on results, as did its duration and yield curve positioning. (Duration is a measure of interest-rate sensitivity.)

How was the fund positioned at the end of November, and what changes did you make during the period?

We pursued a defensive approach with an emphasis on risk management. Given the combination of slowing growth, geopolitical concerns, and volatility across the financial markets, we didn't see a benefit from taking on excess risk. This thinking was reflected in our approach to corporates, where we gradually reduced the fund's allocation from 41% of assets on May 31, 2018, to 37% at the end of November. We have been cautious on this market segment given that corporations generally

QUALITY COMPOSITION AS OF 11/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       5

"We remained cautious on the overall outlook given the various cross-cutting factors affecting sentiment, as well as the rising level of volatility across the financial markets."
appeared to be focused on equity-friendly activities—such as dividends, buybacks, and acquisitions—rather than those that would benefit bond investors. We also maintained a bias toward higher-quality issuers in an effort to minimize credit risk.

The fund continued to hold a sizable overweight in taxable municipal bonds, which finance projects that don't meet the Internal Revenue Service's requirements for tax exemption. We invest in this area since it has a low historical default rate, attractive yields, and the ability to augment diversification. While we continue to see an opportunity in specific securities, we reduced the extent of the position on the belief that valuations have become less compelling. The fund held 15% of assets in taxable municipals as of November 30, compared with 19% six months earlier.

The fund closed the period with weightings of 7% each in agency MBS and consumer-related ABS (prime auto and credit cards), a modest increase in the total of the two categories compared with May 31, 2018. Believing these areas offer the combination of high credit quality and the potential for favorable risk-adjusted returns, we took advantage of their recent underperformance to add to the fund's position.

We also increased the portfolio's weighting in U.S. Treasuries. While other market segments offer higher yields, we believe a larger weighting in government bonds is consistent with our defensive posture and the backdrop of rising risk. We closed the period with an allocation of 30% of assets in Treasuries, up from 23% six months ago, but we remained on the lookout for opportunities to put this cash back to work in the credit sectors.

We gradually shifted to a neutral stance with regard to both duration and yield curve positioning as the reporting period progressed. We entered 2018 with a below-benchmark duration and a bias toward a flattening yield curve (i.e., outperformance for longer-term bonds) on the expectation that the economy would accelerate and the Fed would tighten policy. Now, with growth slowing somewhat and the Fed apparently moving closer to pausing its long series of rate hikes, we see little benefit to positioning the fund for further flattening or a meaningful increase in yields.

How would you characterize your view on the bond market at the close of the period?

We remained cautious on the overall outlook given the various cross-cutting factors affecting

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       6

sentiment, as well as the rising level of volatility across the financial markets. However, we continued to monitor events closely to determine whether a change in positioning is warranted. From an ESG standpoint, we maintained a focus not just on investing in issuers with positive ratings, but also engaging with corporate management teams in an effort to make already good companies better through investor advocacy.

Can you tell us about a recent manager change?

Effective September 28, 2018, David J. Madigan retired from the portfolio management team.

MANAGED BY

Jeffrey Glenn, CFA On the fund since inception Investing since 1997
Matthew C. Buscone On the fund since inception Investing since 1994
Sara Chanda On the fund since inception Investing since 1999
Khurram Gillani On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  NOVEMBER 30, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	6-month	Since inception[2]	as of 11-30-18	as of 11-30-18
Class A	-4.92	-1.48	-3.83	-2.89	2.30	2.07
Class I3	-0.71	0.85	0.29	1.69	2.62	2.38
Class R6[3]	-0.60	0.96	0.35	1.89	2.75	2.51
Index 1†	-0.34	0.96	0.46	1.90	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	1.37	1.12	1.03
Net (%)	0.87	0.62	0.53

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Intermediate/Government Credit Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)
Class I3	12-14-16	10,169	10,169	10,190
Class R6[3]	12-14-16	10,189	10,189	10,190

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-14-16.
3	For certain types of investors, as described in the fund's prospectus.
SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on June 1, 2018, with the same investment held until November 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK ESG CORE BOND FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 6-1-2018	Ending value on 11-30-2018	Expenses paid during period ended 11-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,001.80	$4.32	0.86%
	Hypothetical example	1,000.00	1,020.80	4.36	0.86%
Class I	Actual expenses/actual returns	1,000.00	1,002.90	3.16	0.63%
	Hypothetical example	1,000.00	1,021.90	3.19	0.63%
Class R6	Actual expenses/actual returns	1,000.00	1,003.50	2.56	0.51%
	Hypothetical example	1,000.00	1,022.50	2.59	0.51%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

Fund’s investments
AS OF 11-30-18 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 37.5%				$20,572,211
(Cost $20,944,572)
U.S. Government 30.7%				16,826,709
U.S. Treasury
Note	1.625	07-31-20	350,000	343,273
Note	1.625	02-15-26	1,000,000	915,391
Note	1.750	10-31-20	1,300,000	1,274,254
Note	1.750	05-15-23	950,000	906,211
Note	1.875	07-31-22	600,000	579,891
Note	1.875	10-31-22	550,000	530,256
Note	2.000	05-31-21	1,150,000	1,127,359
Note	2.000	02-15-23	500,000	483,105
Note	2.000	02-15-25	900,000	853,523
Note	2.250	11-15-24	1,250,000	1,205,518
Note	2.250	08-15-27	500,000	471,836
Note	2.250	11-15-27	1,000,000	941,680
Note	2.375	08-15-24	2,000,000	1,945,703
Note	2.375	05-15-27	1,200,000	1,146,703
Note	2.500	05-15-24	1,150,000	1,128,078
Note	2.750	02-15-24	1,000,000	994,063
Note	2.750	02-15-28	800,000	783,844
Note	2.875	11-15-21	750,000	750,908
Note	2.875	05-15-28	450,000	445,113
U.S. Government Agency 6.8%				3,745,502
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	03-01-32	830,241	817,898
15 Yr Pass Thru	3.500	03-01-30	406,993	409,095
15 Yr Pass Thru	4.000	05-01-33	500,431	510,312
Federal National Mortgage Association
15 Yr Pass Thru	3.500	01-01-32	398,554	399,942
15 Yr Pass Thru	4.000	05-01-33	536,708	548,470
30 Yr Pass Thru	4.500	01-01-46	593,131	614,539

30 Yr Pass Thru	5.000	11-01-39	419,855	445,246
Corporate bonds 37.9%				$20,825,836
(Cost $21,457,350)
Communication services 2.4%				1,337,600
Diversified telecommunication services 1.7%
AT&T, Inc.	4.125	02-17-26	490,000	472,502
Verizon Communications, Inc.	5.150	09-15-23	445,000	470,329
Media 0.7%
Comcast Corp.	3.150	03-01-26	420,000	394,769
12	JOHN HANCOCK ESG CORE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary 1.5%				$854,586
Hotels, restaurants and leisure 0.4%
Starbucks Corp.	3.500	03-01-28	275,000	261,712
Specialty retail 1.1%
Lowe's Companies, Inc.	3.100	05-03-27	265,000	250,228
The Home Depot, Inc.	3.350	09-15-25	350,000	342,646
Consumer staples 3.7%				2,051,936
Beverages 1.6%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	415,000	392,207
Diageo Capital PLC	4.828	07-15-20	235,000	240,658
PepsiCo, Inc.	2.750	03-05-22	255,000	250,371
Food products 0.7%
General Mills, Inc.	3.150	12-15-21	375,000	367,726
Household products 0.3%
The Clorox Company	3.900	05-15-28	200,000	197,646
Personal products 1.1%
The Estee Lauder Companies, Inc.	1.800	02-07-20	250,000	246,367
Unilever Capital Corp.	4.250	02-10-21	350,000	356,961
Energy 2.9%				1,601,945
Energy equipment and services 0.4%
Schlumberger Investment SA	3.650	12-01-23	250,000	245,496
Oil, gas and consumable fuels 2.5%
Enbridge, Inc.	4.000	10-01-23	270,000	268,531
Equinor ASA	2.650	01-15-24	350,000	333,900
Equinor ASA	2.900	11-08-20	200,000	198,521
Shell International Finance BV	3.250	05-11-25	300,000	290,867
Total Capital SA	4.450	06-24-20	260,000	264,630
Financials 13.1%				7,207,999
Banks 8.4%
Bank of America Corp.	2.151	11-09-20	175,000	170,645
Bank of America Corp.	4.000	04-01-24	345,000	343,859
Bank of Montreal	1.900	08-27-21	250,000	240,019
BNP Paribas SA	3.250	03-03-23	430,000	419,321
Citigroup, Inc.	3.200	10-21-26	500,000	456,797
HSBC Holdings PLC	2.650	01-05-22	375,000	361,029
International Bank for Reconstruction & Development	1.125	11-27-19	550,000	540,955
International Finance Corp.	1.750	03-30-20	225,000	221,710
JPMorgan Chase & Co.	3.300	04-01-26	695,000	653,491
KeyCorp	2.900	09-15-20	270,000	267,137
The Toronto-Dominion Bank	1.800	07-13-21	405,000	388,977
US Bancorp	2.375	07-22-26	300,000	268,763
Westpac Banking Corp.	2.000	08-19-21	300,000	287,807
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 2.9%
Morgan Stanley	2.625	11-17-21	520,000	$502,745
State Street Corp.	2.550	08-18-20	250,000	246,483
The Bank of New York Mellon Corp.	3.550	09-23-21	265,000	264,930
The Goldman Sachs Group, Inc.	3.000	04-26-22	360,000	348,507
The Goldman Sachs Group, Inc.	3.500	11-16-26	265,000	244,226
Consumer finance 0.9%
American Express Credit Corp.	2.200	03-03-20	480,000	473,214
Insurance 0.9%
Chubb INA Holdings, Inc.	2.300	11-03-20	240,000	235,306
Marsh & McLennan Companies, Inc.	2.750	01-30-22	280,000	272,078
Health care 5.7%				3,112,488
Biotechnology 1.0%
AbbVie, Inc.	2.300	05-14-21	250,000	241,329
Celgene Corp.	3.250	02-20-23	320,000	309,261
Health care equipment and supplies 0.7%
Medtronic, Inc.	3.150	03-15-22	375,000	369,608
Health care providers and services 2.5%
Anthem, Inc.	3.650	12-01-27	330,000	309,518
CVS Health Corp.	2.800	07-20-20	150,000	148,004
CVS Health Corp.	3.875	07-20-25	365,000	353,880
UnitedHealth Group, Inc.	2.875	03-15-22	296,000	290,927
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	248,680
Pharmaceuticals 1.5%
Merck & Company, Inc.	2.400	09-15-22	260,000	250,513
Sanofi	4.000	03-29-21	450,000	457,071
Zoetis, Inc.	3.250	02-01-23	137,000	133,697
Industrials 1.2%				642,592
Aerospace and defense 0.4%
Lockheed Martin Corp.	3.550	01-15-26	250,000	245,170
Machinery 0.5%
Deere & Company	2.600	06-08-22	255,000	246,721
Road and rail 0.3%
CSX Corp.	3.700	11-01-23	150,000	150,701
Information technology 3.4%				1,848,762
Communications equipment 0.5%
Cisco Systems, Inc.	1.850	09-20-21	280,000	269,094
Semiconductors and semiconductor equipment 0.8%
Intel Corp.	3.300	10-01-21	430,000	431,156
Software 1.3%
Microsoft Corp.	1.550	08-08-21	300,000	288,419
Oracle Corp.	2.400	09-15-23	210,000	198,756
14	JOHN HANCOCK ESG CORE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Oracle Corp.	2.500	05-15-22	220,000	$213,177
Technology hardware, storage and peripherals 0.8%
Apple, Inc.	2.850	02-23-23	460,000	448,160
Materials 0.9%				490,262
Chemicals 0.9%
Eastman Chemical Company	3.600	08-15-22	240,000	238,469
Ecolab, Inc.	3.250	01-14-23	255,000	251,793
Real estate 1.4%				757,518
Equity real estate investment trusts 1.4%
AvalonBay Communities, Inc.	2.950	09-15-22	350,000	342,112
Boston Properties LP	3.800	02-01-24	200,000	196,719
Simon Property Group LP	3.375	10-01-24	225,000	218,687
Utilities 1.7%				920,148
Electric utilities 1.7%
MidAmerican Energy Company	3.100	05-01-27	275,000	261,972

NSTAR Electric Company	2.375	10-15-22	380,000	364,676

Xcel Energy, Inc.	2.400	03-15-21	300,000	293,500
Municipal bonds 15.3%				$8,397,175
(Cost $8,575,518)
City of Avondale (Arizona)	2.240	07-01-20	450,000	443,786
City of New York	2.260	03-01-22	385,000	374,470
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	450,000	439,502
Gateway School District Alleghany County (Pennsylvania)	1.887	07-15-22	325,000	309,329
Jackson State University Educational Building Corp. (Mississippi)	2.720	03-01-23	445,000	432,785
Kent City School District (Ohio)	5.000	12-01-20	350,000	361,547
Louisiana Public Facilities Authority	2.193	12-15-20	700,000	685,615
New Mexico Finance Authority	2.135	06-15-20	400,000	395,684
New Mexico Finance Authority	2.287	06-15-21	195,000	191,675
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	320,327
New York State Environmental Facilities Corp.	1.885	01-15-20	530,000	524,096
Passaic Valley Water Commission (New Jersey)	2.739	12-15-25	475,000	448,709
Santa Rosa Regional Resources Authority (California)	2.900	08-01-25	200,000	193,912
Tennessee State School Bond Authority	2.054	11-01-21	660,000	640,101
Texas A&M University	3.231	05-15-27	350,000	343,553
Texas Public Finance Authority	2.000	02-01-20	465,000	459,601
Texas Public Finance Authority	4.000	02-01-23	215,000	220,134
Texas State University System	3.277	03-15-27	370,000	357,646
Triborough Bridge & Tunnel Authority (New York)	2.885	11-15-19	500,000	499,165
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value

University of California	2.253	05-15-20	390,000	$386,065

University of North Texas	3.357	04-15-27	375,000	369,473
Asset backed securities 7.5%				$4,117,467
(Cost $4,149,958)
Asset backed securities 7.5%				4,117,467
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	1,000,000	986,316
Chase Issuance Trust
Series 2016-A5, Class A5	1.270	07-15-21	750,000	742,424
Series 2017-A1, Class A (1 month LIBOR + 0.300%) (A)	2.607	01-15-22	285,000	285,583
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1	2.490	01-20-23	755,000	744,955
Ford Credit Auto Owner Trust
Series 2016-B, Class A3	1.330	10-15-20	106,293	105,763
Series 2016-C, Class A3	1.220	03-15-21	787,947	780,211
Honda Auto Receivables Owner Trust Series 2017-2, Class A3	1.680	08-16-21	478,000	472,215

	Yield (%)	Shares	Value
Short-term investments 2.8%			$1,534,602
(Cost $1,534,602)
Money market funds 2.8%			1,534,602
JPMorgan U.S. Government Money Market Fund, Institutional Class	2.0929(B)	1,534,602	1,534,602

Total investments (Cost $56,662,000) 101.0%	$55,447,291
Other assets and liabilities, net (1.0%)	(558,431)
Total net assets 100.0%	$54,888,860

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	The rate shown is the annualized seven-day yield as of 11-30-18.
At 11-30-18, the aggregate cost of investments for federal income tax purposes was $56,775,596. Net unrealized depreciation aggregated to $1,328,305, of which $13,224 related to gross unrealized appreciation and $1,341,529 related to gross unrealized depreciation.
16	JOHN HANCOCK ESG CORE BOND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 11-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $56,662,000)	$55,447,291
Cash	5,001
Interest receivable	299,432
Other assets	45,105
Total assets	55,796,829
Liabilities
Distributions payable	91,207
Payable for investments purchased	750,762
Payable for fund shares repurchased	3,861
Payable to affiliates
Investment management fees	110
Accounting and legal services fees	2,622
Transfer agent fees	5,726
Trustees' fees	271
Other liabilities and accrued expenses	53,410
Total liabilities	907,969
Net assets	$54,888,860
Net assets consist of
Paid-in capital	$56,755,256
Accumulated distributable earnings (accumulated loss)	(1,866,396)
Net assets	$54,888,860

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,788,452 ÷ 490,019 shares)[1]	$9.77
Class I ($48,609,229 ÷ 4,975,020 shares)	$9.77
Class R6 ($1,491,179 ÷ 152,599 shares)	$9.77
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.18

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	17

STATEMENT OF OPERATIONS For the six months ended  11-30-18 (unaudited)

Investment income
Interest	$715,256
Expenses
Investment management fees	123,769
Distribution and service fees	6,037
Accounting and legal services fees	5,179
Transfer agent fees	34,878
Trustees' fees	496
Custodian fees	14,117
State registration fees	25,574
Printing and postage	12,289
Professional fees	24,795
Other	7,324
Total expenses	254,458
Less expense reductions	(75,974)
Net expenses	178,484
Net investment income	536,772
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(273,078)
(273,078)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(75,717)
(75,717)
Net realized and unrealized loss	(348,795)
Increase in net assets from operations	$187,977

18	JOHN HANCOCK ESG Core Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-18 (unaudited)	Year ended 5-31-18
Increase (decrease) in net assets
From operations
Net investment income	$536,772	$705,679
Net realized loss	(273,078)	(179,745)
Change in net unrealized appreciation (depreciation)	(75,717)	(1,346,799)
Increase (decrease) in net assets resulting from operations	187,977	(820,865)
Distributions to shareholders
From net investment income and net realized gain
Class A	(47,786)	—
Class I	(537,545)	—
Class R6	(17,419)	—
From net investment income
Class A	—	(79,907)
Class I	—	(715,193)
Class R6	—	(31,411)
From net realized gain
Class A	—	(4,673)
Class I	—	(44,792)
Class R6	—	(1,563)
Total distributions	(602,750)	(877,539)
From fund share transactions	695,719	40,656,792
Total increase	280,946	38,958,388
Net assets
Beginning of period	54,607,914	15,649,526
End of period[1]	$54,888,860	$54,607,914

[1]	Net assets - End of period includes undistributed net investment income of $8,537 in May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	19

Financial highlights
CLASS A SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17 [2]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[3]	0.09	0.14	0.06
Net realized and unrealized gain (loss) on investments	(0.07)	(0.27)	0.17
Total from investment operations	0.02	(0.13)	0.23
Less distributions
From net investment income	(0.10)	(0.17)	(0.07)
From net realized gain	—	(0.01)	—
Total distributions	(0.10)	(0.18)	(0.07)
Net asset value, end of period	$9.77	$9.85	$10.16
Total return (%)[4,5]	0.18 [6]	(1.31)	2.35 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14 [7]	1.39	2.02 [7]
Expenses including reductions	0.86 [7]	0.86	0.87 [7]
Net investment income	1.74 [7]	1.40	1.31 [7]
Portfolio turnover (%)	21	83	61

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
20	JOHN HANCOCK ESG Core Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17 [2]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[3]	0.10	0.16	0.07
Net realized and unrealized gain (loss) on investments	(0.07)	(0.27)	0.18
Total from investment operations	0.03	(0.11)	0.25
Less distributions
From net investment income	(0.11)	(0.19)	(0.09)
From net realized gain	—	(0.01)	—
Total distributions	(0.11)	(0.20)	(0.09)
Net asset value, end of period	$9.77	$9.85	$10.16
Total return (%)[4]	0.29 [5]	(1.06)	2.47 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$48	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91 [6]	1.14	1.76 [6]
Expenses including reductions	0.63 [6]	0.61	0.61 [6]
Net investment income	1.97 [6]	1.65	1.58 [6]
Portfolio turnover (%)	21	83	61

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	21

CLASS R6 SHARES Period ended	11-30-18 [1]	5-31-18	5-31-17 [2]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.16	$10.00
Net investment income[3]	0.10	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.07)	(0.28)	0.17
Total from investment operations	0.03	(0.10)	0.25
Less distributions
From net investment income	(0.11)	(0.20)	(0.09)
From net realized gain	—	(0.01)	—
Total distributions	(0.11)	(0.21)	(0.09)
Net asset value, end of period	$9.77	$9.85	$10.16
Total return (%)[4]	0.35 [5]	(0.96)	2.52 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79 [6]	1.05	1.67 [6]
Expenses including reductions	0.51 [6]	0.51	0.52 [6]
Net investment income	2.09 [6]	1.75	1.67 [6]
Portfolio turnover (%)	21	83	61

[1]	Six months ended 11-30-18. Unaudited.
[2]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
22	JOHN HANCOCK ESG Core Bond Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2018, all investments are categorized as Level 2 under the hierarchy described above, except money market funds, which are categorized as Level 1.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. The fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended November 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended November 30, 2018 were $1,010.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $189,743 and a long-term capital loss carryforward of $29,141 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually.

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       24

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distribution payable, and amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $250 million of the fund's average daily net assets and (b) 0.400% of the fund's average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2019, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

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For the six months ended November 30, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,671	Class R6	$2,068
Class I	67,235	Total	$75,974

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2018 were equivalent to a net annual effective rate of 0.17% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $23 for the six months ended November 30, 2018. Of this amount, $3 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $20 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2018, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended November 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	6,037	2,677
Class I	—	32,105
Class R6	—	96
Total	$6,037	$34,878

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2018 and for the year ended May 31, 2018 were as follows:

		Six months ended 11-30-18		Year ended 5-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,425	$23,814	62,602	$628,117
Distributions reinvested	410	4,017	414	4,132
Repurchased	(3,306)	(32,347)	(31,133)	(314,176)
Net increase (decrease)	(471)	$(4,516)	31,883	$318,073
Class I shares
Sold	78,483	$768,707	3,976,031	$40,356,185
Distributions reinvested	5,557	54,423	3,052	30,217
Repurchased	(13,015)	(126,962)	(4,738)	(46,651)
Net increase	71,025	$696,168	3,974,345	$40,339,751
Class R6 shares
Sold	398	$3,901	7,076	$71,202
Distributions reinvested	28	274	94	941
Repurchased	(11)	(108)	(7,407)	(73,175)
Net increase (decrease)	415	$4,067	(237)	$(1,032)
Total net increase	70,969	$695,719	4,005,991	$40,656,792

Affiliates of the fund owned 92%, 89%, and 99% of shares of Class A, Class I and Class R6, respectively, on November 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $12,448,640 and $11,288,496, respectively, for the six months ended November 30, 2018. Purchases and sales of U.S. Treasury obligations aggregated $6,324,621 and $1,794,443, respectively, for the six months ended November 30, 2018.

Note 7 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Breckinridge Capital Advisors, Inc (the Subadvisor), for John Hancock ESG Core Bond Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services . Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2017 and for the period since inception. The Board took into account management's discussion of the fund's performance, including the impact of the fund's investment strategy on its relative performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

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Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       32

purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board also noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

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Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Breckinridge Capital Advisors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       35

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Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF691689	468SA 11/18 1/19

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and
(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	January 17, 2019